UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2012

Date of reporting period:  October 31, 2012

Item 1. Reports to Stockholders.

HENNESSY FUNDS

ANNUAL REPORT

OCTOBER 31, 2012

Hennessy Focus Fund

Hennessy Gas Utility Index Fund

Hennessy Small Cap Financial Fund

Hennessy Large Cap Financial Fund

Hennessy Technology Fund

Hennessy Equity and Income Fund

Hennessy Core Bond Fund

Contents

Letter to shareholders	1
Performance overview (unaudited)
Hennessy Focus Fund	3
Hennessy Gas Utility Index Fund	6
Hennessy Small Cap Financial Fund	8
Hennessy Large Cap Financial Fund	10
Hennessy Technology Fund	12
Hennessy Equity and Income Fund	14
Hennessy Core Bond Fund	18
Financial statements
Schedules of investments
Hennessy Focus Fund	22
Hennessy Gas Utility Index Fund	25
Hennessy Small Cap Financial Fund	28
Hennessy Large Cap Financial Fund	31
Hennessy Technology Fund	34
Hennessy Equity and Income Fund	37
Hennessy Core Bond Fund	43
Statements of assets and liabilities	48
Statements of operations	50
Statements of changes in net assets	52
Financial highlights
Hennessy Focus Fund	56
Hennessy Gas Utility Index Fund	58
Hennessy Small Cap Financial Fund	60
Hennessy Large Cap Financial Fund	62
Hennessy Technology Fund	64
Hennessy Equity and Income Fund	66
Hennessy Core Bond Fund	68
Notes to the financial statements	70
Report of Independent Registered Public Accounting Firm	80
Directors/Trustees and Officers of the Funds	81
Expense example	83
Proxy voting policy	85
Quarterly Filings on Form N-Q	85
Federal Tax Distribution Information	85
Householding	85
Board Approval of Investment Advisory Agreements	86
Privacy Policy	87

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December, 2012

Dear Hennessy Funds Shareholder:

The past year has been jam-packed with politics, continued economic uncertainty in the United States and around the world, and most recently, non-stop talk of the possible effects of the looming “Fiscal Cliff.”

Since the economic crisis of 2008, most Americans seem to have taken a “glass half empty” view and now seem to expect doom and gloom.  Talking about the decline of America has become a popular pastime around the world, and even Americans are jumping into the discussion. In fact, it feels like the United States has become an “underdog,” while China and other emerging nations are coined as the new world economic leaders.  But the reality is that the U.S. remains the world’s largest economy, and the stock market has continued to perform well.  Following the crisis in 2008, the Dow Jones Industrial Average was up 23% in 2009, up 14% in 2010, and up 8% in 2011. I believe, however, that many Americans, including individuals, business leaders, and political leaders, have remained resilient and continue to exhibit the stamina to work hard and the character to succeed.

I am not saying that our economy isn’t without issues.  But, I believe investors may be missing some key facts about our economy, and those facts transcend the rhetoric.  In last year’s shareholder letter, I told you that the major obstacle facing the U.S. economy and the stock market was clarity from our leaders in Washington on taxes, regulation and healthcare.  With the elections behind us, we have the clarity that President Obama will be our leader for another four years.  We know that the Democrats have the majority in the Senate and the Republicans have the majority in the House.  But where does that leave our economy, the financial markets and investors?

Post-Election Economy

The moment the last ballot was cast in November, the media began its talk of the “Fiscal Cliff.”  The dramatic use of the word “Cliff” is making everyone nervous.  I keep picturing the old Road Runner cartoons with the Coyote plummeting off a cliff and landing in a cloud of dust. It is my somewhat controversial opinion that we should drive right off the Fiscal Cliff and force our policy makers to get things “right” and not compromise for the sake of a compromise. I strongly believe that if we fall off the “Cliff,” in six months’ time our leaders would have to work together to create better policies, rather than trying to force quick fixes on these issues critical to our economy and our nation.

The election, the Fiscal Cliff and slow earnings growth may be eroding the confidence of our business leaders, who have cut costs and driven profits. However, companies here in the U.S. are still sitting on record amounts of cash.  Businesses require faith in their government to execute strategies that will put that capital to work and to hire in earnest.  Now that there is some clarity, it must, in my opinion, be coupled with actionable policy on taxes and regulation for corporate attitudes and behavior to shift.  Corporate America, and frankly most of America, is losing its tolerance with polarized and stagnant politics.

For better or worse, business leaders need to know what regulations they’ll have to comply with, what tax rates will be and what healthcare will cost.  The writing is on the wall for higher taxes, and the Healthcare Reform Law appears to be here to stay.  The current administration seems to feel that they have a “green light” to push the 200 regulations related to Dodd-Frank and the numerous policies outlined in the Healthcare Reform Law into practice in the next four years.  I know that innovative business leaders in this country will implement new strategies as they seek to remain profitable, because that’s what they do. Many of America’s business leaders have shown that they have the character to succeed in any political or economic climate.

Financial Markets

The stock market will be forced to wade through this murky economy as we continue to navigate the partisan political quagmire. Many companies comprising the Dow Jones Industrial Average Index or the S&P 500 have strong balance sheets, respectable fundamentals and reasonable returns.  When our fiscal year ended on October 31, 2012, the Dow Jones was going strong at 9.51% calendar year to date.  Of course, after the election, the market “rioted” in order to force some decisions on the Fiscal Cliff.  In fact, in the ten days after the election, we saw the Dow lose 4%.  But in the long term, I believe the strengths of the economy should filter through to the markets.  We are in the midst of a slow but steady recovery that won’t easily be derailed.  I am, therefore, expecting another year with slow to moderate growth. There are still plenty of great stocks to buy. We are seeing improvement in many sectors, including the housing industry, and we still see strength in lower-end retailers.

Investors

Investors are still uncertain about putting their cash to work in the stock market, and they continue to flock to fixed income products.  Like business leaders, I believe that investors feel the same frustration with partisanship in Washington, and they need more answers in order to believe in the economic recovery. The strength I have seen in many of the lower-end retailers tells me that investors and consumers are still looking for value for their dollar. Many industry statistics report

HENNESSY FUNDS                                                                                                           1-800-966-4354

that Americans have been paying down their debt and saving more, even with interest rates at all-time lows.  And, I believe, the average investor could be experiencing some long-awaited comfort in the slow return of the housing market in our country.

While fiscal 2012 proved another difficult year for the economy, at Hennessy Funds we remain focused on our proven investment strategies, and we will not compromise our long-standing commitment to manage our portfolios in the best interest of our shareholders.  As investors regain their confidence and return to investing based on facts and fundamentals, I believe we should return to steady, long-term market gains.

On October 26, 2012, Hennessy became the investment manager to the ten FBR Funds.  We want to welcome new shareholders to the Hennessy family of Funds. We are excited to now offer all of our shareholders an expanded line-up of products, including 16 domestic equity, sector and specialty, as well as more conservative balanced and fixed income mutual funds.

I personally would like to take a moment to reach out to the victims of Hurricane Sandy and Sandy Hook Elementary School.  No words can express the sorrow we feel for the families who lost loved ones.

Thank you for your continued confidence and investment in the Hennessy Funds.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small and medium-capitalization companies tend to have more limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. A non-diversified fund, one that may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one or a small group of industries may be more volatile than a fund that invests in a broader range of industries. Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions and are particularly sensitive to economic downturns. IPO shares are subject to market risk and liquidity risk. The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. Some Funds may invest a portion of its assets in lower rated, high-yielding bonds (commonly known as “junk bonds”). Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 are unmanaged indices of common stocks comprised of major companies and assumes reinvestment of dividends.  You cannot invest directly in an index.

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Performance Overview (Unaudited)

The opinions expressed in the following commentaries reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for the Hennessy Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any Hennessy Fund. Security positions can and do change.

Hennessy Focus Fund (formerly FBR Focus Fund)
Investor Class Shares (HFCSX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Focus Fund – Investor Class	16.17%	4.15%	13.28%
Russell 2000 Index	12.08%	1.19%	9.58%
Russell Midcap Growth Index	9.09%	1.55%	10.03%

Gross expense ratio: 1.39%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Focus Fund. The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Managers: Brian Macauley, CFA®, David Rainey, CFA®, and Ira Rothberg, CFA®, of Broad Run Investment Management, LLC, sub-advisor.

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2012, the Investor Class of the Hennessy Focus Fund returned 16.17% compared to 12.08% for the Russell 2000 Index, 9.09% for the Russell Midcap Growth Index and 7.71% for the Morningstar Mid Cap Growth Category.

The Fund’s favorable absolute and relative returns were a result of improved business prospects for its largest holdings, owing to a better overall economic outlook and company-specific developments. Major contributors to performance during the period included American Tower Corp., Bally Technologies, Inc. and News Corp.

•
American Tower completed its conversion to a REIT structure in early 2012, which improved its tax efficiency, and the business continued to benefit from growing U.S. and international demand for improved wireless voice and data service.

•	Bally Technologies continued to outpace its competitors with its strong gaming systems business, popular new product innovations and expansion into previously underpenetrated market segments.

•	News Corp. continued to benefit from strong pricing power in its cable and broadcast channels, international expansion in emerging television markets and an aggressive share repurchase program.

There were no negative contributors this year - each of the Fund’s 23 portfolio companies contributed positively to performance.

We invest with a long-term time horizon and encourage Fund shareholders to do the same. Despite the discussion of one-year results referenced above, we encourage fellow shareholders to evaluate the Fund’s performance over three-, five-, and ten-year periods.

Portfolio managers’ comments on the Fund and the related investment outlook.

It is our belief that the three characteristics that best predict a company’s ability to create value over a five- to ten-year time frame are a high quality business, a large growth opportunity and skilled management.

As we reflect on the Fund’s performance over the last year, we see several instances where management action created additional value for shareholders. Some examples include American Tower’s international expansion and REIT conversion, Aon PLC’s change in domicile to a lower tax jurisdiction, and White River Capital, Inc.’s large special dividend. But even more noteworthy is an event that occurred subsequent to the end of the Fund’s fiscal year end; Penn National Gaming, Inc.’s (PENN, 7.2% of total assets at 10/31/12) announcement of a corporate reorganization.

On November 15, 2012, PENN announced its intent to become the first gaming company to split its business into two separate publicly traded companies, a REIT focused on owning gaming properties, and a management company focused on operating and developing gaming properties. The stock rose more than 30% on this announcement. This novel transaction should provide significant tax savings and expanded appeal to income-oriented investors (with a corresponding higher valuation multiple). Other benefits include fewer regulatory license ownership restrictions and potential new avenues of growth for both of the entities. The transformation is expected to be completed in 12 to 18 months.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

The Fund has been invested in PENN, alongside its remarkable CEO, Peter Carlino, for more than a decade. While the timing and details of this recent announcement were a surprise, it is no surprise to us that Peter has once again found a thoughtful and innovative way to create value for shareholders. Time after time, Peter has demonstrated this ability through savvy casino projects, share repurchases, acquisitions and corporate transactions. Peter’s record is not perfect, and there have been some disappointments along the way, but on balance he has been excellent. Across the public gaming companies, shareholder returns have been poor over the last decade, but PENN’s share price has compounded at more than an 18% per annum clip thanks to Peter’s leadership.

Occasionally, a great management team creates value through a large, high profile transaction like the recent PENN announcement, and sometimes it comes through more modest developments such as American Tower’s REIT conversion, Aon’s change in domicile, or White River’s special dividend. But most often the benefits of great management accrue incrementally and behind the scenes through better strategic positioning and more productive use of company cash flows. Over the course of one quarter or one year these small advantages have little discernible impact on stock price performance. However, over the course of five or ten years, the time horizon over which we invest, these small incremental advantages can accumulate into big differences in company and stock price performance.  Since inception, the Fund has had an average portfolio company holding period of approximately six years.

We find that many investors, because they have such short investment time horizon, do not place much emphasis on management quality. Other investors find assessing management so subjective that they don’t even try. This is welcome news to us because we believe this often allows us to invest with the best management team in an industry without having to pay a premium valuation to do so.

How do we identify the very best management teams? Well, the historical track record is one of the most obvious and best indicators of management capability. But we also look for three other indicators: 1) they have a strong economic incentive to create shareholder value because of a large share ownership and/or thoughtful compensation program; 2) they run the business to maximize long-term profits, even if this means sacrificing some short-term profitability; and 3) they are thoughtful and transparent about how they allocate the company’s cash flow across new projects, acquisitions, share repurchases and dividends. Peter Carlino of PENN measures up very well on these metrics, as do the CEOs and management teams of most of our portfolio companies.

Today, we think that the Fund is well positioned because we believe it contains a collection of high quality businesses with large growth opportunities, run by skilled management teams. These companies are trading at valuations that in our opinion should allow for a favorable rate of capital appreciation over the long term.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Hennessy Focus Fund (formerly FBR Focus Fund)
Institutional Class Shares (HFCIX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Three Year	(05/30/08)
Hennessy Focus Fund – Institutional Class	16.51%	17.20%	7.61%
Russell 2000 Index	12.08%	14.82%	3.51%
Russell Midcap Growth Index	9.09%	15.42%	2.61%

Gross expense ratio: 1.09%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Focus Fund. The gross expense ratio presented is that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

*  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on May 30, 2008 (inception date of share class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. The Fund invests in small and medium capitalized companies, which involves additional risks such as limited liquidity and greater volatility.

The Russell Midcap Growth and Russell 2000 are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

References to specific securities should not be considered a recommendation to buy or sell any security. The Fund’s composition, holdings and sector allocations are shown as a percentage of the Fund’s total net assets and are subject to change. Please refer to the Schedule of Investments in this report.

Cash flow measures the cash generated by a business after paying all operating costs, interest expense and taxes.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Hennessy Gas Utility Index Fund (formerly FBR Gas Utility Index Fund)
Investor Class Shares (GASFX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Gas Utility Index Fund – Investor Class	12.41%	6.09%	13.11%
S&P 500 Index	15.21%	0.36%	6.91%
AGA Stock Index	11.45%	6.24%	13.28%

Gross expense ratio: 0.65%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Gas Utility Index Fund. The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Manager: Winsor H. Aylesworth

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2012, the Hennessy Gas Utility Index Fund returned 12.41%. This compares to the S&P 500 Index, the American Gas Association (AGA) Stock Index and the Morningstar Utilities Category Average, which returned 15.21%, 11.45% and 10.87% for the same period, respectively. The Fund finished its fiscal year slightly outperforming its benchmark and other utility indices while underperforming the S&P 500 Index. The investment environment for this twelve-month period was one where investors assumed slightly more risk than in the previous year and more conservative investments such as bonds, REITs and utility stocks reverted to more normalized returns. Our natural gas distribution orientation continued to reward the investor as ample natural gas supplies continued to provide opportunities for growth in distribution.

When the Fund outperforms its AGA Stock Index benchmark, we like to reassure and warn investors that this is the exception and not the rule. As an index fund, it is managed to provide investors the benchmark return LESS expenses. The fact that the Fund exceeded the benchmark is not a result of stock selection or some exotic strategy. It is simply a result of “managing the process” and the movement of the market as one buys or sells investments. I would not expect this outperformance to continue and there could, in fact, be some times when the Fund will underperform more than it should due to the randomness of the process. But for the time being I, as a fellow investor, am thankful for the outperformance.

Two of the Fund’s best performers for the year were Cheniere Energy, Inc. (+40%) and The Williams Companies, Inc. (+47%). Cheniere’s business focuses on the liquid natural gas market. They are currently developing export facilities on the Gulf Coast in addition to their import facilities to take advantage of large discrepancies in worldwide natural gas prices. Williams Companies owns one of the largest collections of interstate gas pipelines in the U.S. They have been and should continue to be a beneficiary of the increased demand for this available, clean and relatively inexpensive fuel. One of the Fund’s worst performers was Excelon Corp. (-15%). This diversified utility has exposure to coal and nuclear fueled electric generation along with its gas distribution business. The Coal and Nuclear industries have not been beneficiaries of the natural gas revolution.

Portfolio manager comments on the Fund and the related investment outlook:

We believe the outlook for the future for the Fund’s companies appears positive as the nation enters its post-election period. With the U.S. emphasis on natural gas and the nation’s recognition that natural gas will be key to any energy policy going forward, the Fund should be positioned to take advantage of these trends. If wholesale prices stay at or near historic lows (below $5.00 per BTU), growth in demand should occur naturally with potentially positive impact on earnings and dividends. Political and weather issues can impact things on a short term basis, but the inevitable growth of the industry is more a matter of how fast versus not at all.

I look forward to the future and hope that as investors you do, too. As a fellow shareholder, I thank you for your support.

WWW.HENNESSYFUNDS.COM

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CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. Investments are focused in the natural gas distribution and transmission industry, which may be adversely affected by rising interest rates, weather, and the wholesale pricing of alternative fuels. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods.

The S&P 500 is an unmanaged index commonly used to measure the performance of U.S. stocks. The AGA Stock Index is a market capitalization weighted index, adjusted monthly, consisting of member companies of the AGA. One cannot invest directly in an index.

References to specific securities should not be considered a recommendation to buy or sell any security. The Fund’s composition, holdings and sector allocations are shown as a percentage of the Fund’s total net assets and are subject to change. Please refer to the Schedule of Investments in this report.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Hennessy Small Cap Financial Fund (formerly FBR Small Cap Financial Fund)
Investor Class Shares (HSFNX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Small Cap Financial Fund – Investor Class	20.65%	4.57%	6.36%
Russell 2000 Index	12.08%	1.19%	9.58%
NASDAQ Bank Index	20.45%	-6.40%	0.62%

Gross expense ratio: 1.56%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Small Cap Financial Fund. The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Manager: David H. Ellison

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2012, the Investor Class of the Hennessy Small Cap Financial Fund returned 20.65%. This compares to the Russell 2000 Index, the NASDAQ Bank Index, and the Morningstar Financial Category Average, which returned 12.08%, 20.45% and 17.67% for the same period, respectively.

Favorable performance during the period was driven by companies seeing improved credit metrics. Earnings quality and quantity moved higher during the period and the stocks followed this trend. The slowly improving economy generally and the improved housing market specifically drove this favorable trend.

Portfolio manager comments on the Fund and the related investment outlook:

The Fund ended the twelve-month period fully invested and continues to be predominantly invested in small banks and thrifts across the U.S. The improved housing market has been the reason for recent outperformance relative to the market in general. We expect to see continued slow improvement in housing. This improvement should drive reduced loan losses and loan growth going forward. Companies in the Fund have plenty of capital to grow and liquidity to take advantage of the favorable trends in housing that we have seen and which we believe should continue.

There are, however, negative trends to watch.  In the short run, we are mindful of impacts from government fiscal policies (fiscal cliff, etc.). Other more specific negatives include the impact of persistently low rates on lending margins and the slow recovery in loan demand.

We remain constructive on the period ahead. We will, as always, be mindful of the downside risks and look to protect our shareholders as warranted.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Hennessy Small Cap Financial Fund (formerly FBR Small Cap Financial Fund)
Institutional Class Shares (HISFX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Three Year	(05/30/08)
Hennessy Small Cap Financial Fund – Institutional Class	20.95%	8.41%	6.97%
Russell 2000 Index	12.08%	14.82%	3.51%
NASDAQ Bank Index	20.45%	8.07%	-4.25%

Gross expense ratio: 1.29%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Small Cap Financial Fund. The gross expense ratio presented is that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

*  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on May 30, 2008 (inception date of share class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.  Investors are focused in the financial services industry which may be adversely affected by regulatory or other market conditions such as rising interest rates.

The NASDAQ Bank Index is a capitalization weighted index of domestic and foreign common stocks of banks that are traded on the NASDAQ National Market System. The Russell 2000® Index is an unmanaged total return index of the smallest 2000 companies in the Russell 3000 Index, as ranked by total market capitalization. One cannot invest directly in an index.

References to specific securities should not be considered a recommendation to buy or sell any security. The Fund’s composition, holdings and sector allocations are shown as a percentage of the Fund’s total net assets and are subject to change. Please refer to the Schedule of Investments in this report.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Hennessy Large Cap Financial Fund (formerly FBR Large Cap Financial Fund)
Investor Class Shares (HLFNX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Large Cap Financial Fund – Investor Class	18.89%	-0.39%	4.16%
S&P 500 Index	15.21%	0.36%	6.91%
KBW Bank Index	26.36%	-11.58%	-1.48%

Gross expense ratio: 1.45%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Large Cap Financial Fund. The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Manager: David H. Ellison

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2012, the Hennessy Large Cap Financial Fund returned 18.89%. This compares to the KBW Bank Index, the S&P 500 Index and the Morningstar Financial Category Average, which returned 26.36%, 15.21% and 17.67% for the same period, respectively.

Favorable performance during the period was driven by exposure to large commercial banks, credit card and brokerage companies. Exposure to insurance and specialty lenders detracted from performance during the period.

Continued improvement in housing demand, loan quality and commercial business activity drove revenue gains during the period. Continued declines in credit costs and operating expense cuts drove expense control during the period. The industry has been working to improve their balance sheets for over four years. This work is revealing itself in improved earnings quality, adequate loss reserves and capital stability. The ongoing improvement in industry fundamentals has translated into earnings growth, and the stocks followed this upward trend during the period.

Portfolio manager comments on the Fund and the related investment outlook:

The Fund ended the twelve-month period in a fully invested position. We expect to see continued improvement in core fundamentals which should limit downside risk in the stocks and offer upside potential as earnings quality and quantity improve.

There are, however, fundamental negatives to watch. The big one, in the short run, is the economic impact of government fiscal policies (fiscal cliff, etc.). Other more specific negatives include the impact of low rates on lending profitability and the slow recovery, thus far, in loan demand.

We remain constructive on the period ahead. We will, as always, be mindful of the downside risks and look to protect our shareholders as warranted.

WWW.HENNESSYFUNDS.COM

10

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A non-diversified fund, one that may concentrate its assets in fewer holdings that a diversified fund, is more exposed to individual stock volatility than a diversified fund. Investors are focused in the financial services industry which may be adversely affected by regulatory or other market conditions such as rising interest rates. The Fund invests in small and medium capitalized companies, which involves additional risks such as limited liquidity and greater volatility

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. The KBW Bank Index measures Bank stock performance. One cannot invest directly in an index.

References to specific securities should not be considered a recommendation to buy or sell any security. The Fund’s composition, holdings and sector allocations are shown as a percentage of the Fund’s total net assets and are subject to change. Please refer to the Schedule of Investments in this report.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                           1-800-966-4354

11

Hennessy Technology Fund (formerly FBR Technology Fund)
Investor Class Shares (HTECX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Technology Fund – Investor Class	-1.75%	-2.42%	7.74%
S&P 500 Index	15.21%	0.36%	6.91%
NASDAQ Composite Index	12.32%	1.86%	9.31%

Gross expense ratio: 2.94%.  Net expense ratio: 1.98%.  Hennessy Advisors, Inc. has agreed to maintain this expense limitation through February 28, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Technology Fund. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced. The gross and net expense ratios presented are from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Managers: David H. Ellison and Winsor H. Aylesworth

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2012, the Investor Class of the Hennessy Technology Fund returned -1.75%. This compares to the S&P 500 Index, the NASDAQ Composite Index and the Morningstar Technology Category Average, which returned 15.21%, 12.32% and 2.73% for the same period, respectively.

The Fund’s relatively breakeven performance clearly underperformed against the S&P 500 and NASDAQ indices. It performed better against its peer group but still fell short of the group’s average. Certainly the Fund’s approach of sticking with low leveraged, low debt and less volatile technology issues continued to provide investors with non-exceptional returns as the market seemed to prefer issues with riskier profiles.

Several holdings were major contributors to performance. 3D Systems Corp. (+167%) and Cirrus Logic, Inc. (+145%) were two such holdings. 3D Systems is involved in simplifying 3D design, while Cirrus is a semi-conductor manufacturer that is benefiting from the growth of the ever popular cell phone device market. Intel Corp. (-8%) was a significant detractor of performance. One of the main reasons Intel had so much impact was that it was a top 10 holding of the Fund.

Portfolio managers’ comments on the Fund and the related investment outlook:

In our opinion, the outlook for technology stocks continues to be good. As the world struggles with all the issues that make press headlines, most of the solutions involve some form of technology. Add to that the desire of the consumer to own the newest, best, fastest tech “gadget”, which means that there should always be a market for good growing technology firms in one’s portfolio. Our consistent approach to investing in technology companies that combine conservative balance sheets with above average growth in revenues and profits has the potential to reward investors. We thank you for your support.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WWW.HENNESSYFUNDS.COM

12

Hennessy Technology Fund (formerly FBR Technology Fund)
Institutional Class Shares (HTCIX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

		Since Inception
	One Year	(03/12/10)
Hennessy Technology Fund – Institutional Class	-1.47%	0.97%
S&P 500 Index	15.21%	10.34%
NASDAQ Composite Index	12.32%	10.25%

Gross expense ratio: 2.56%.  Net expense ratio: 1.73%.  Hennessy Advisors, Inc. has agreed to maintain this expense limitation through February 28, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Technology Fund. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced. The gross and net expense ratios presented are from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

*  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 12, 2010 (inception date of share class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. Investments are focused in the technology industry, which may be adversely affected by rapidly changing technology, availability of capital, R&D, government regulation and the relatively high risks of obsolescence caused by scientific and technological advances. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund may invest in IPO’s which will fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  The Fund invests in small and medium capitalized companies, which involves additional risks such as limited liquidity and greater volatility.

NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

References to specific securities should not be considered a recommendation to buy or sell any security. The Fund’s composition, holdings and sector allocations are shown as a percentage of the Fund’s total net assets and are subject to change. Please refer to the Schedule of Investments in this report.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                           1-800-966-4354

13

Hennessy Equity and Income Fund (formerly FBR Balanced Fund)
Investor Class Shares (HEIFX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Equity and Income Fund – Investor Class	9.01%	3.85%	9.29%
S&P 500 Index	15.21%	0.36%	6.91%
Blended Balanced Index1	10.85%	2.88%	6.37%

Gross expense ratio: 1.34%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Balanced Fund. Performance for periods prior to March 12, 2010 is that of the AFBA 5 Star Balanced Fund. The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

For the twelve-month period ended October 31, 2012, the Investor Class of the Hennessy Equity and Income Fund returned 9.01%. This compares to the S&P 500 Index, the Blended Balanced Index1 and the Morningstar Moderate Allocation Category Average which returned 15.21%, 10.85% and 9.47% for the same period, respectively.

The London Company: Sub-Advisors of the Equity Portion of the Fund

Portfolio Managers: Stephen M. Goddard, CFA®, Jonathan T. Moody, CFA®, J. Brian Campbell, CFA®, Mark DeVaul, CFA®, CPA and Tom Megson. Mr. Goddard is the lead Portfolio Manager for the Fund.

What factors contributed to the performance of the equity portion of the Hennessy Equity and Income Fund?

The London Company’s goal is to provide top quartile risk adjusted returns over full market cycles. It has not been uncommon for the portfolio to lag somewhat when the market has made strong upward moves, like we have seen over the past year. The portfolio generally kept pace with the market until the last three months of the period, when higher beta and lower dividend paying stocks dominated the market’s performance. In our opinion, this should prove to be a short term phenomenon. We have found that the best way for us to provide value to our clients is through our efforts to protect our portfolio when the market experiences downside turbulence. Frequently, this has meant giving up some upside when the market was strong. However, experience has shown us that investing for the long term and focusing on, what in our opinion are, superior businesses with strong balance sheets run by shareholder oriented management teams has been the best approach as we seek to preserve and grow purchasing power over time.

Over the past year, both sector allocation and stock selection have been negative contributors to relative performance. The market sectors that performed well during the last year returned two to three times as much as the bottom performing sectors in many cases. The top performing sectors included the Telecommunications, Healthcare, and Consumer Discretionary sectors while the laggards included the Energy, Materials and Utilities sectors.

The top sector detractor for the portfolio was Information Technology, driven by stock selection. Notable detractors included Dell, Inc., Corning, Inc., Intel Corp. and Cisco Systems, Inc., which gave up a portion of last year’s gains. We believe the latter three companies are sound franchises currently selling at attractive values.

The largest sector contributor was from Materials, where strong stock selection more than offset sector allocation. NewMarket Corp., in particular, continues to perform well after a strong year last year. The company recently announced a special dividend.  Other notable contributors include Wells Fargo & Co., Visa, Inc., Wal-Mart Stores, Inc. and Verizon Communications, Inc.

Portfolio managers’ comments on the equity portion of the Fund and the related investment outlook:

As prudent managers of capital, we focus on fundamental facts and guard against speculation. While there are many headline concerns and fears, including the “fiscal cliff”, slowing GDP growth, European sovereign debt, and Middle East angst, they are already well known. It is the out-of-left-field events that usually catch the markets off guard. Positive attributes in the market include visible progress in housing and services, underleveraged corporate balance sheets, attractive valuations and healthy merger premiums. Should we experience dividend growth, stock buybacks, and premiums from acquisitions, this could result in equity returns leading other asset classes. Free cash flow yields of many stocks that we follow have been 10% and above. The spread to 10-year U.S. Treasuries, which recently yielded 1.7%, is breathtaking. Equity risk premiums have rarely been greater, due to the continuing outflow from stock funds to bond funds and the low allocation to U.S. equities by investors of all stripes.

1	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.

WWW.HENNESSYFUNDS.COM

14

Looking forward, it is our view that confidence, not credit, is what needs to increase. Confidence comes from having stable and transparent tax policy and regulatory rules. With policy certainty, corporations should part with their excess cash to hire and expand.  Equity returns should continue to outpace inflation and the returns of other mainstream, liquid asset classes given reasonable valuations and investor demand for income and, more importantly, growth in income. Payout ratios are at multi-decade lows and many companies have room to substantially boost their dividends. In fact, we have recently seen several companies pay a special dividend and we would not be surprised to see more of this as we approach the end of the year. Dividends continue to grow and should remain, we believe, key determinants of outperformance in a low interest rate world.

Financial Counselors, Inc.: Sub-Advisors of the Fixed Income Portion of the Fund

Portfolio Managers: Gary B. Cloud, CFA® and Peter G. Greig, CFA®

What factors contributed to the performance of the fixed income portion of the Hennessy Equity and Income Fund?

A pro-cyclical asset allocation in the Fund helped performance due to an overweight in corporate bonds and an underweight in U.S. Treasury securities. Higher yielding fixed income securities in the portfolio boosted the interest income component of total return, adding to performance. The duration, convexity and roll down component of total return had a neutral effect on Fund performance. The amortization and pay down effect had the largest negative impact on Fund performance.

Portfolio managers’ comments on the fixed income portion of the Fund and the related investment outlook.

The investment climate over the last twelve months was fairly tame as the numbing effect of Quantitative Easing leveled out many of the real economic and political uncertainties impacting markets. Federal Reserve (“Fed”) policy makers continued their aggressive monetary policy initiatives and extended the projected timeline for zero interest rates until the 2nd quarter of 2015. Ten-Year Treasury yields declined approximately .45% during the period and ended at 1.72%.

Many of the issues dogging financial markets over the last year remain unresolved. Peripheral and Core European sovereign debt dynamics continue to spin wildly for Greece, Spain and Italy. Investors are unclear whether the European Union will backstop countries who have already received a bailout and how the Outright Monetary Transaction program will be implemented and funded for Spain and possibly Italy. Politics, unfunded social safety nets and unsustainable debt dynamics continue to be significant market drivers on both sides of the Atlantic.

A status quo U.S. election cycle has left the political class in America staring at the same individuals across the bargaining table, discussing the same unresolved issues with neither side seemingly able to bridge their ideological differences. Clearly, the minority party is on the defensive and they will need to be part of an increase in the U.S. statutory debt limit, which must be approved during the first few months of 2013. A balanced agreement that raises revenues and begins to deal with long term entitlement spending issues would be positive for financial markets. A weak agreement that raises the debt ceiling, but doesn’t address long term spending issues, will likely lead to further downgrades to U.S. credit metrics.

All of these issues have a big impact on the Fund’s security holdings and portfolio positioning. The range of possible outcomes from the immense number of economic, political and geo-political variables is high. The 10-Year Treasury yield could find its way to 1.25% or lower under one set of circumstances and over 2.25% under another. Therefore, the portfolio has been structured to emphasize liquidity and quality in its holdings, which should allow for rapid repositioning as conditions change.

The Fed has committed to keeping the Fund’s rate low for a number of years, even with a recovering economy and a lower employment rate, which has yet to happen in any material way. Therefore, the Fund has invested in securities that we believe provide good income potential over Treasuries, and we expect to continue that positioning into 2013.

Corporations have remained liquid with large cash balances and have favorable access to low funding rates in the market.  Dividend pay-out ratios are low and EBITA (Earnings Before Interest, Taxes and Amortization) coverage ratios are high by historical measures. These factors have led the Fund to be overweight credit sensitive fixed income securities. We believe this sector should continue to provide solid return potential for investors.

One potential risk in the bond market in the next year or so is an unwelcome back-up in Treasury rates for reasons unrelated to inflation and stronger economic growth. An example would be investors’ concern about the level and trajectory of the U.S. federal debt dynamics. We will continue to monitor these events and be on alert for any material change in sentiment toward U.S. debt obligations.

HENNESSY FUNDS                                                                                                           1-800-966-4354

15

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Hennessy Equity and Income Fund (formerly FBR Balanced Fund)
Institutional Class Shares (HEIIX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Equity and Income Fund – Institutional Class	9.23%	4.10%	9.55%
S&P 500 Index	15.21%	0.36%	6.91%
Blended Balanced Index1	10.85%	2.88%	6.37%

Gross expense ratio: 1.06%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Balanced Fund. Performance for periods prior to March 12, 2010 is that of the AFBA 5 Star Balanced Fund. The gross expense ratio presented is that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on October 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WWW.HENNESSYFUNDS.COM

16

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund may invest in IPO’s which will fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.

References to specific securities should not be considered a recommendation to buy or sell any security. The Fund’s composition, holdings and sector allocations are shown as a percentage of the Fund’s total net assets and are subject to change. Please refer to the Schedule of Investments in this report.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases. Beta measures the sensitivity of rates of return on a fund to general market movements.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

1
The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.  The S&P 500 is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

HENNESSY FUNDS                                                                                                           1-800-966-4354

17

Hennessy Core Bond Fund (formerly FBR Core Bond Fund)
Investor Class Shares (HCBFX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Core Bond Fund – Investor Class	7.38%	6.10%	7.31%
Barclays Capital Intermediate U.S. Government/Credit Index	4.24%	5.59%	4.81%

Gross expense ratio: 2.02%.  Net expense ratio: 1.51%.  Hennessy Advisors, Inc. has agreed to maintain this expense limitation through February 28, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Core Bond Fund. Performance for periods prior to March 12, 2010 is that of the AFBA 5 Star Total Return Bond Fund. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced. The gross and net expense ratios presented are from the most recent prospectus.

PERFORMANCE NARRATIVE

Financial Counselors, Inc.: Sub-Advisor.  Portfolio Managers: Gary B. Cloud, CFA® and Peter G. Greig, CFA®

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2012, the Investor Class of the Hennessy Core Bond Fund returned 7.38%. This compares to the Barclays Capital Intermediate U.S. Government/Credit Index and the Morningstar Intermediate Term Bond Category Average which returned 4.24% and 7.38% for the same period, respectively.

A pro-cyclical asset allocation in the Fund helped performance due to an overweight in corporate bonds and an underweight in U.S. Treasury securities. Higher yielding fixed income securities in the portfolio boosted the interest income component of total return, adding to performance. The duration, convexity and roll down component of total return had a neutral effect on Fund performance. The amortization and pay down effect had the largest negative impact on Fund performance.

Portfolio managers’ comments on the Fund and the related investment outlook:

The investment climate over the last twelve months was fairly tame as the numbing effect of Quantitative Easing leveled out many of the real economic and political uncertainties impacting markets. Federal Reserve (“Fed”) policy makers continued their aggressive monetary policy initiatives and extended the projected timeline for zero interest rates until the 2nd quarter of 2015. Ten-Year Treasury yields declined approximately .45% during the period and ended at 1.72%.

Many of the issues dogging financial markets over the last year remain unresolved. Peripheral and Core European sovereign debt dynamics continue to spin wildly for Greece, Spain and Italy. Investors are unclear whether the European Union will backstop countries who have already received a bailout and how the Outright Monetary Transaction program will be implemented and funded for Spain and possibly Italy. Politics, unfunded social safety nets and unsustainable debt dynamics continue to be significant market drivers on both sides of the Atlantic.

A status quo U.S. election cycle has left the political class in America staring at the same individuals across the bargaining table, discussing the same unresolved issues with neither side seemingly able to bridge their ideological differences. Clearly, the minority party is on the defensive, and they will need to be part of an increase in the U.S. statutory debt limit, which must be approved during the first few months of 2013. A balanced agreement that raises revenues and begins to deal with long term entitlement spending issues would be positive for financial markets. A weak agreement that raises the debt ceiling, but doesn’t address long term spending issues, will likely lead to further downgrades to U.S. credit metrics.

All of these issues have a big impact on the Fund’s security holdings and portfolio positioning. The range of possible outcomes from the immense number of economic, political and geo-political variables is high. The 10-Year Treasury yield could find its way to 1.25% or lower under one set of circumstances and over 2.25% under another.  Therefore, the portfolio has been structured to emphasize liquidity and quality in its holdings, which should allow for rapid repositioning as conditions change.

The Fed has committed to keeping the Fund’s rate low for a number of years, even with a recovering economy and a lower employment rate, which has yet to happen in any material way. Therefore, the Fund has invested in securities that we believe provide good income potential over Treasuries, and we expect to continue that positioning into 2013.

Corporations have remained liquid with large cash balances and have favorable access to low funding rates in the market. Dividend pay-out ratios are low and EBITA (Earnings Before Interest, Taxes and Amortization) coverage ratios are high by historical measures. These factors have led the Fund to be overweight credit sensitive fixed income securities. We believe this sector should continue to provide solid return potential for investors.

One potential risk in the bond market in the next year or so is an unwelcome back-up in Treasury rates for reasons unrelated to inflation and stronger economic growth. An example would be investors’ concern about the level and trajectory of the U.S. federal debt dynamics. We will continue to monitor these events and be on alert for any material change in sentiment toward U.S. debt obligations.

WWW.HENNESSYFUNDS.COM

18

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENNESSY FUNDS                                                                                                           1-800-966-4354

19

Hennessy Core Bond Fund (formerly FBR Core Bond Fund)
Institutional Class Shares (HCBIX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

	One Year	Five Year	Ten Year
Hennessy Core Bond Fund – Institutional Class	7.63%	6.34%	7.58%
Barclays Capital Intermediate U.S. Government/Credit Index	4.24%	5.59%	4.81%

Gross expense ratio: 1.52%.  Net expense ratio: 1.26%.  Hennessy Advisors, Inc. has agreed to maintain this expense limitation through February 28, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods prior to 10/26/12 is that of the FBR Core Bond Fund. Performance for periods prior to March 12, 2010 is that of the AFBA 5 Star Total Return Bond Fund. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced. The gross and net expense ratios presented are from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on October 31, 2002. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund may invest in IPO’s which will fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.

The Barclays Capital Intermediate U.S. Government/Credit Total Return Index is an unmanaged index commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index.

References to specific securities should not be considered a recommendation to buy or sell any security. The Fund’s composition, holdings and sector allocations are shown as a percentage of the Fund’s total net assets and are subject to change. Please refer to the Schedule of Investments in this report.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

WWW.HENNESSYFUNDS.COM

20

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HENNESSY FUNDS                                                                                                           1-800-966-4354

21

Schedule of Investments

HENNESSY FOCUS FUND
(formerly FBR Focus Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
American Tower Corp.	9.92%
Markel Corp.	8.22%
O’Reilly Automotive, Inc.	7.97%
CarMax, Inc.	7.91%
Bally Technologies, Inc.	7.43%
Penn National Gaming, Inc.	7.18%
News Corp.	5.75%
Aon PLC	5.19%
Google, Inc.	4.98%
World Fuel Services Corp.	3.80%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

22

COMMON STOCKS – 80.86%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 39.58%
Bally Technologies, Inc. (a)	1,169,000	$58,356,480	7.43%
CarMax, Inc. (a)	1,840,088	62,102,970	7.91%
Dick’s Sporting Goods, Inc.	30,000	1,500,000	0.19%
Lamar Advertising Co., Class A (a)	630,000	24,727,500	3.15%
News Corp., Class A	1,886,000	45,113,120	5.75%
O’Reilly Automotive, Inc. (a)	730,000	62,546,400	7.97%
Penn National Gaming, Inc. (a)	1,393,670	56,346,078	7.18%
		310,692,548	39.58%

Energy – 3.80%
World Fuel Services Corp.	859,150	29,812,505	3.80%

Financials – 20.67%
Aon PLC	755,000	40,732,250	5.19%
Diamond Hill Investment Group, Inc.	94,910	7,306,172	0.93%
Markel Corp. (a)	136,640	64,485,881	8.22%
Marlin Business Services Corp.	454,839	10,274,813	1.31%
T. Rowe Price Group, Inc.	125,000	8,117,500	1.03%
The Charles Schwab Corp.	2,017,000	27,390,860	3.49%
White River Capital, Inc.	173,137	3,917,225	0.50%
		162,224,701	20.67%

Health Care – 1.69%
Henry Schein, Inc. (a)	180,000	13,280,400	1.69%

Industrials – 10.14%
American Woodmark Corp. (a)	680,160	15,643,680	1.99%
Encore Capital Group, Inc. (a)	528,337	15,321,773	1.95%
Roadrunner Transportation
Systems, Inc. (a)	904,200	15,760,206	2.01%
Simpson Manufacturing Company, Inc.	850,000	25,891,000	3.30%
UTi Worldwide, Inc.	500,000	6,945,000	0.89%
		79,561,659	10.14%

Information Technology – 4.98%
Google, Inc., Class A (a)	57,500	39,086,775	4.98%

Total Common Stocks
(Cost $363,928,738)		634,658,588	80.86%

REITS – 9.92%

Financials – 9.92%
American Tower Corp., Class A	1,034,000	77,849,860	9.92%

Total Reits (Cost $5,433,992)		77,849,860	9.92%

SHORT-TERM INVESTMENTS – 9.33%
Money Market Fund – 9.33%
Federated Government Obligations
Fund – Class I, 0.01% (b)	35,215,396	35,215,396	4.49%
Fidelity Institutional Money Market
Government Portfolio – Class I,
0.01% (b)	38,000,000	38,000,000	4.84%

Total Money Market Fund
(Cost $73,215,396)		73,215,396	9.33%

Total Short-Term Investments
(Cost $73,215,396)		73,215,396	9.33%

Total Investments
(Cost $442,578,126) – 100.11%		785,723,844	100.11%

Liabilities in Excess
of Other Assets – (0.11)%		(838,651)	(0.11)%
TOTAL NET ASSETS – 100.00%		$784,885,193	100.00%

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)The rate listed is the fund’s 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

23

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 4 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$310,692,548	$—	$—	$310,692,548
Energy	29,812,505	—	—	29,812,505
Financials	158,307,476	3,917,225	—	162,224,701
Health Care	13,280,400	—	—	13,280,400
Industrials	79,561,659	—	—	79,561,659
Information Technology	39,086,775	—	—	39,086,775
Total Common Stock	$630,741,363	$3,917,225	$—	$634,658,588
REITS
Financials	$77,849,860	$—	$—	$77,849,860
Total REITS	$77,849,860	$—	$—	$77,849,860
Short-Term Investments
Money Market Funds	$73,215,396	$—	$—	$73,215,396
Total Short-Term Investments	$73,215,396	$—	$—	$73,215,396
Total Investments in Securities	$781,806,619	$3,917,225	$—	$785,723,844

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized transfers between levels 1 and 2.

Level 2 Reconciliation Disclosure

The following amounts were transferred in/(out) of Level 2 assets:

Total Common Stock
Transfers into Level 2	$3,917,225
Transfers out of Level 2	—
Net transfers in and/or (out) of Level 2	$3,917,225

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

24

HENNESSY GAS UTILITY INDEX FUND
(formerly FBR Gas Utility Index Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
TransCanada Corp.	5.07%
Spectra Energy Corp.	5.00%
National Grid PLC	4.97%
The Williams Companies, Inc.	4.95%
Enbridge, Inc.	4.93%
Kinder Morgan, Inc.	4.92%
Energy Transfer Equity, LP	4.91%
ONEOK, Inc.	4.73%
Sempra Energy	4.71%
Dominion Resources, Inc.	4.49%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

25

COMMON STOCKS – 99.19%	Number of		% of
	Shares	Value	Net Assets
Energy – 33.24%
Cheniere Energy, Inc. (a)	1,031,133	$16,590,930	2.22%
Enbridge, Inc.	925,401	36,803,198	4.93%
Energen Corp.	94,129	4,391,118	0.59%
Energy Transfer Equity, LP	832,256	36,627,587	4.91%
EQT Corp.	80,410	4,875,258	0.65%
Kinder Morgan, Inc.	1,058,904	36,754,558	4.92%
Spectra Energy Corp.	1,293,997	37,357,693	5.00%
The Williams Companies, Inc.	1,056,092	36,952,659	4.95%
TransCanada Corp.	837,877	37,897,177	5.07%
		248,250,178	33.24%

Financials – 0.48%
Berkshire Hathaway, Inc., Class A (a)	28	3,626,140	0.48%

Utilities – 65.47%
AGL Resources, Inc.	542,470	22,149,050	2.97%
ALLETE, Inc.	1,625	67,633	0.01%
Alliant Energy Corp.	55,492	2,480,492	0.33%
Ameren Corp.	87,890	2,889,823	0.39%
Atmos Energy Corp.	472,745	17,004,638	2.28%
Avista Corp.	67,099	1,705,657	0.23%
Black Hills Corp.	44,600	1,595,342	0.21%
CenterPoint Energy, Inc.	824,873	17,874,998	2.39%
CH Energy Group, Inc.	18,380	1,195,251	0.16%
Chesapeake Utilities Corp.	40,416	1,898,340	0.25%
CMS Energy Corp.	446,148	10,850,319	1.45%
Consolidated Edison, Inc.	266,970	16,119,649	2.16%
Corning Natural Gas Corp.	13,085	248,610	0.03%
Delta Natural Gas Company, Inc.	36,690	721,325	0.10%
Dominion Resources, Inc.	635,556	33,544,646	4.49%
DTE Energy Co.	184,715	11,470,802	1.54%
Duke Energy Corp.	81,837	5,375,873	0.72%
Entergy Corp.	7,650	555,237	0.07%
Exelon Corp.	261,581	9,359,368	1.25%
Gas Natural, Inc.	32,956	328,901	0.04%
Integrys Energy Group, Inc.	217,521	11,754,835	1.57%
MDU Resources Group, Inc.	354,285	7,698,613	1.03%
MGE Energy, Inc.	20,017	1,053,695	0.14%
National Fuel Gas Co.	284,398	14,987,775	2.01%
National Grid PLC – ADR	650,706	37,096,749	4.97%
New Jersey Resources Corp.	172,342	7,662,325	1.03%
NiSource, Inc.	987,943	25,162,908	3.37%
Northeast Utilities	115,375	4,534,238	0.61%
Northwest Natural Gas Co.	138,197	6,430,306	0.86%
NV Energy, Inc.	35,750	679,607	0.09%
ONEOK, Inc.	745,996	35,285,611	4.73%
Pepco Holdings, Inc.	42,704	848,528	0.11%
PG&E Corp.	587,109	24,963,875	3.34%
Piedmont Natural Gas Company, Inc.	408,276	13,011,756	1.74%
PPL Corp.	71,735	2,121,921	0.28%
Public Service Enterprise Group, Inc.	489,176	15,673,199	2.10%
Questar Corp.	770,015	15,585,104	2.09%
RGC Resources, Inc.	26,517	474,654	0.06%
SCANA Corp.	118,823	5,831,833	0.78%
Sempra Energy	504,255	35,171,786	4.71%
South Jersey Industries, Inc.	124,581	6,302,553	0.84%
Southwest Gas Corp.	247,701	10,767,562	1.44%
TECO Energy, Inc.	153,390	2,741,079	0.37%
The Empire District Electric Co.	16,500	358,215	0.05%
The Laclede Group, Inc.	107,349	4,470,012	0.60%
UGI Corp.	189,875	6,131,064	0.82%
UIL Holdings Corp.	115,204	4,166,929	0.56%
Unitil Corp.	39,075	1,039,004	0.14%
UNS Energy Corp.	13,980	596,107	0.08%
Vectren Corp.	170,916	5,053,986	0.68%
WGL Holdings, Inc.	252,332	10,035,244	1.35%
Wisconsin Energy Corp.	139,460	5,365,026	0.72%
Xcel Energy, Inc.	298,497	8,432,540	1.13%
		488,924,593	65.47%
Total Common Stocks
(Cost $542,831,237)		740,800,911	99.19%

SHORT-TERM INVESTMENTS – 0.59%
Money Market Fund – 0.59%
Fidelity Institutional Money Market
Government Portfolio – Class I,
0.01% (b)	4,388,486	4,388,486	0.59%

Total Money Market Fund
(Cost $4,388,486)		4,388,486	0.59%

Total Short-Term Investments
(Cost $4,388,486)		4,388,486	0.59%

Total Investments
(Cost $547,219,723) – 99.78%		745,189,397	99.78%

Other Assets in
Excess of Liabilities – 0.22%		1,631,035	0.22%
TOTAL NET ASSETS – 100.00%		$746,820,432	100.00%

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)The rate listed is the fund’s 7-day yield as of October 31, 2012.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

26

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 4 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Energy	$248,250,178	$—	$—	$248,250,178
Financials	3,626,140	—	—	3,626,140
Utilities	488,675,983	248,610	—	488,924,593
Total Common Stock	$740,552,301	$248,610	$—	$740,800,911
Short-Term Investments
Money Market Funds	$4,388,486	$—	$—	$4,388,486
Total Short-Term Investments	$4,388,486	$—	$—	$4,388,486
Total Investments in Securities	$744,940,787	$248,610	$—	$745,189,397

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized transfers between levels 1 and 2.

Level 2 Reconciliation Disclosure

The following amounts were transferred in/(out) of Level 2 assets:

Total Common Stock
Transfers into Level 2	$248,610
Transfers out of Level 2	—
Net transfers in and/or (out) of Level 2	$248,610

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

27

HENNESSY SMALL CAP FINANCIAL FUND
(formerly FBR Small Cap Financial Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Banner Corp.	3.30%
KB Home	3.14%
Hingham Institution for Savings	3.04%
KKR Financial Holdings LLC	2.90%
Sterling Financial Corp.	2.87%
Flushing Financial Corp.	2.84%
BankUnited, Inc.	2.70%
Washington Federal, Inc.	2.50%
CapitalSource, Inc.	2.47%
Encore Capital Group, Inc.	2.47%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

28

COMMON STOCKS – 91.36%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 3.14%
KB Home	415,000	$6,631,700	3.14%

Financials – 81.70%
Associated Banc-Corp.	150,000	1,933,500	0.91%
Astoria Financial Corp.	495,000	4,964,850	2.35%
BancorpSouth, Inc.	95,000	1,344,250	0.64%
BankUnited, Inc.	240,000	5,690,400	2.70%
Banner Corp.	240,000	6,957,600	3.30%
BBCN Bancorp, Inc.	180,000	2,147,400	1.02%
Brookline Bancorp, Inc.	370,000	3,137,600	1.49%
CapitalSource, Inc.	660,000	5,220,600	2.47%
Capitol Federal Financial	150,000	1,786,500	0.85%
Central Pacific Financial Corp. (a)	77,409	1,112,367	0.53%
City National Corp.	35,000	1,788,500	0.85%
Fifth Third Bancorp	85,000	1,235,050	0.58%
First Commonwealth Financial Corp.	180,000	1,179,000	0.56%
First Connecticut Bancorp, Inc.	250,067	3,423,417	1.62%
First Horizon National Corp.	500,000	4,655,000	2.21%
First Niagara Financial Group, Inc.	385,000	3,187,800	1.51%
FirstMerit Corp.	25,000	346,500	0.16%
Flagstar Bancorp, Inc. (a)	260,000	3,588,000	1.70%
Flushing Financial Corp.	385,000	5,986,750	2.84%
Fulton Financial Corp.	400,000	3,888,000	1.84%
Green Dot Corp., Class A (a)	100,000	1,019,000	0.48%
Hingham Institution for Savings	94,331	6,409,792	3.04%
HomeStreet, Inc. (a)	70,000	3,134,600	1.49%
IBERIABANK Corp.	20,000	995,800	0.47%
Independent Bank Corp.	120,000	3,541,200	1.68%
Investors Bancorp, Inc.	20,000	359,800	0.17%
KeyCorp	190,000	1,599,800	0.76%
KKR Financial Holdings LLC	600,000	6,126,000	2.90%
MB Financial, Inc.	75,000	1,519,500	0.72%
MBIA, Inc. (a)	470,000	4,653,000	2.21%
MGIC Investment Corp. (a)	1,200,000	2,064,000	0.98%
National Penn Bancshares, Inc.	100,000	893,000	0.42%
Netspend Holdings, Inc. (a)	450,000	4,819,500	2.28%
NorthStar Realty Finance Corp.	700,000	4,599,000	2.18%
Northwest Bancshares, Inc.	205,000	2,439,500	1.16%
OceanFirst Financial Corp.	260,000	3,624,400	1.72%
Ocwen Financial Corp. (a)	65,000	2,507,050	1.19%
People’s United Financial, Inc.	55,000	661,650	0.31%
Popular, Inc. (a)	255,000	4,929,150	2.34%
PrivateBancorp, Inc.	140,000	2,262,400	1.07%
Provident Financial Services, Inc.	100,000	1,500,000	0.71%
RAIT Financial Trust	520,000	2,901,600	1.37%
Rockville Financial, Inc.	300,000	3,987,000	1.89%
Sterling Financial Corp.	285,000	6,059,100	2.87%
Susquehanna Bancshares, Inc.	470,000	4,873,900	2.31%
Synovus Financial Corp.	1,000,000	2,450,000	1.16%
TCF Financial Corp.	400,000	4,576,000	2.17%
Territorial Bancorp, Inc.	150,000	3,390,000	1.61%
TFS Financial Corp. (a)	190,000	1,700,500	0.81%
United Community Banks (a)	219,164	1,906,727	0.90%
United Financial Bancorp, Inc.	210,013	3,227,900	1.53%
Valley National Bancorp	25,000	243,500	0.12%
Washington Federal, Inc.	315,000	5,285,700	2.50%
Webster Financial Corp.	20,000	440,000	0.21%
Wintrust Financial Corp.	90,000	3,325,500	1.58%
WSFS Financial Corp.	56,803	2,405,891	1.14%
Zions Bancorp.	110,000	2,361,700	1.12%
		172,366,244	81.70%

Industrials – 5.49%
Encore Capital Group, Inc. (a)	180,000	5,220,000	2.47%
PHH Corp. (a)	160,000	3,329,600	1.58%
Portfolio Recovery Associates, Inc. (a)	29,000	3,034,850	1.44%
		11,584,450	5.49%

Information Technology – 1.03%
MoneyGram International, Inc. (a)	140,000	2,175,600	1.03%

Total Common Stocks
(Cost $169,114,949)		192,757,994	91.36%

MUTUAL FUNDS – 0.89%
American Capital Ltd.	160,000	1,886,400	0.89%

Total Mutual Funds (Cost $1,395,555)		1,886,400	0.89%

SHORT-TERM INVESTMENTS – 7.84%
Money Market Fund – 7.84%
Federated Government Obligations
Fund – Class I, 0.01% (b)	6,036,379	6,036,379	2.86%
Fidelity Institutional Money Market
Government Portfolio – Class I,
0.01% (b)	10,500,000	10,500,000	4.98%

Total Money Market Fund
(Cost $16,536,379)		16,536,379	7.84%

Total Short-Term Investments
(Cost $16,536,379)		16,536,379	7.84%

Total Investments
(Cost $187,046,883) – 100.09%		211,180,773	100.09%

Liabilities in Excess of
Other Assets – (0.09)%		(185,706)	(0.09)%
TOTAL NET ASSETS – 100.00%		$210,995,067	100.00%

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)The rate listed is the fund’s 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

29

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 4 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$6,631,700	$—	$—	$6,631,700
Financials	172,366,244	—	—	172,366,244
Industrials	11,584,450	—	—	11,584,450
Information Technology	2,175,600	—	—	2,175,600
Total Common Stock	$192,757,994	$—	$—	$192,757,994
Mutual Funds
Mutual Funds	$1,886,400	$—	$—	$1,886,400
Total Mutual Funds	$1,886,400	$—	$—	$1,886,400
Short-Term Investments
Money Market Funds	$16,536,379	$—	$—	$16,536,379
Total Short-Term Investments	$16,536,379	$—	$—	$16,536,379
Total Investments in Securities	$211,180,773	$—	$—	$211,180,773
Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

30

HENNESSY LARGE CAP FINANCIAL FUND
(formerly FBR Large Cap Financial Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Citigroup, Inc.	5.20%
Bank of America Corp.	5.19%
JPMorgan Chase & Co.	5.16%
SunTrust Banks, Inc.	4.63%
Morgan Stanley	4.57%
Wells Fargo & Co.	4.43%
CIT Group, Inc.	4.37%
Capital One Financial Corp.	4.37%
KeyCorp	4.23%
Huntington Bancshares, Inc.	3.95%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

COMMON STOCKS – 98.33%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 2.44%
Lennar Corp.	20,000	$749,400	1.16%
Toll Brothers, Inc. (a)	25,000	825,250	1.28%
		1,574,650	2.44%

Financials – 89.68%
American Express Co.	28,000	1,567,160	2.42%
American International Group, Inc. (a)	55,000	1,921,150	2.97%
Ameriprise Financial, Inc.	10,000	583,700	0.90%
Bank of America Corp.	360,000	3,355,200	5.19%
BB&T Corp.	20,000	579,000	0.90%
Capital One Financial Corp.	47,000	2,827,990	4.37%
CIT Group, Inc. (a)	76,000	2,828,720	4.37%
Citigroup, Inc.	90,000	3,365,100	5.20%
Comerica, Inc.	80,000	2,384,800	3.69%
Discover Financial Services	25,000	1,025,000	1.58%
Fifth Third Bancorp	172,000	2,499,160	3.87%
Huntington Bancshares, Inc.	400,000	2,556,000	3.95%
JPMorgan Chase & Co.	80,000	3,334,400	5.16%
KeyCorp	325,000	2,736,500	4.23%
Lincoln National Corp.	20,000	495,800	0.77%
M&T Bank Corp.	18,000	1,873,800	2.90%
MetLife, Inc.	25,000	887,250	1.37%
Morgan Stanley	170,000	2,954,600	4.57%
New York Community Bancorp, Inc.	25,000	346,500	0.54%
Prudential Financial, Inc.	10,000	570,500	0.88%
Regions Financial Corp.	350,000	2,282,000	3.53%
SunTrust Banks, Inc.	110,000	2,992,000	4.63%
The Blackstone Group LP	95,000	1,459,200	2.26%
The Charles Schwab Corp.	30,000	407,400	0.63%
The Goldman Sachs Group, Inc.	15,000	1,835,850	2.84%
The PNC Financial Services Group, Inc.	40,000	2,327,600	3.60%
The Travelers Companies, Inc.	10,000	709,400	1.10%
U.S. Bancorp (b)	65,000	2,158,650	3.34%
Wells Fargo & Co.	85,000	2,863,650	4.43%
Zions Bancorp.	105,000	2,254,350	3.49%
		57,982,430	89.68%

Information Technology – 6.21%
Alliance Data Systems Corp. (a)	4,000	572,200	0.88%
MasterCard, Inc., Class A	3,000	1,382,790	2.14%
Total System Services, Inc.	30,000	674,700	1.04%
Visa, Inc., Class A	10,000	1,387,600	2.15%
		4,017,290	6.21%
Total Common Stocks
(Cost $55,975,454)		63,574,370	98.33%

SHORT-TERM INVESTMENTS – 1.77%

Money Market Fund – 1.77%
Fidelity Institutional Money Market
Government Portfolio – Class I,
0.01% (c)	1,146,076	1,146,076	1.77%

Total Money Market Fund
(Cost $1,146,076)		1,146,076	1.77%

Total Short-Term Investments
(Cost $1,146,076)		1,146,076	1.77%

Total Investments
(Cost $57,121,530) – 100.10%		64,720,446	100.10%

Liabilities in Excess of
Other Assets – (0.10)%		(64,555)	(0.10)%
TOTAL NET ASSETS – 100.00%		$64,655,891	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Investment in affiliated security.  Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp.  Details of transactions with this affiliated company for the year ended October 31, 2012, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$1,753,019
Purchase Cost	$1,031,566
Sales Cost	$1,095,702
Ending Cost	$1,688,883
Dividend Income	$59,925
Shares	65,000
Market Value	$2,158,650
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

32

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 4 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$1,574,650	$—	$—	$1,574,650
Financials	57,982,430	—	—	57,982,430
Information Technology	4,017,290	—	—	4,017,290
Total Common Stock	$63,574,370	$—	$—	$63,574,370
Short-Term Investments
Money Market Funds	$1,146,076	$—	$—	$1,146,076
Total Short-Term Investments	$1,146,076	$—	$—	$1,146,076
Total Investments in Securities	$64,720,446	$—	$—	$64,720,446

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

HENNESSY TECHNOLOGY FUND
(formerly FBR Technology Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Microsoft Corp.	4.40%
Visa, Inc.	4.32%
QUALCOMM, Inc.	4.31%
Amazon.com, Inc.	4.29%
Google, Inc.	4.21%
Oracle Corp.	4.20%
Intel Corp.	4.18%
priceline.com, Inc.	4.16%
eBay, Inc.	4.16%
Cisco Systems, Inc.	4.14%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

34

COMMON STOCKS – 93.98%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 8.45%
Amazon.com, Inc. (a)	990	$230,492	4.29%
priceline.com, Inc. (a)	390	223,770	4.16%
		454,262	8.45%

Health Care – 11.65%
Alexion Pharmaceuticals, Inc. (a)	1,765	159,521	2.97%
athenahealth, Inc. (a)	525	33,752	0.63%
Catamaran Corp. (a)	1,165	54,941	1.02%
Cerner Corp. (a)	1,555	118,475	2.21%
HealthStream, Inc. (a)	1,125	28,733	0.53%
Intuitive Surgical, Inc. (a)	362	196,284	3.65%
Myriad Genetics, Inc. (a)	1,305	34,152	0.64%
		625,858	11.65%

Industrials – 1.51%
Quanta Services, Inc. (a)	2,000	51,860	0.96%
Westport Innovations, Inc. (a)	1,050	29,463	0.55%
		81,323	1.51%

Information Technology – 72.37%
3D Systems Corp. (a)	735	31,973	0.60%
Analog Devices, Inc.	2,725	106,575	1.98%
Apple, Inc.	248	147,585	2.75%
Applied Materials, Inc.	11,310	119,886	2.23%
Aruba Networks, Inc. (a)	1,805	32,797	0.61%
Automatic Data Processing, Inc.	3,850	222,491	4.14%
Cirrus Logic, Inc. (a)	770	31,385	0.58%
Cisco Systems, Inc.	12,995	222,734	4.14%
Cognizant Technology
Solutions Corp., Class A (a)	2,727	181,755	3.38%
CoStar Group, Inc. (a)	365	30,258	0.56%
Datawatch Corp. (a)	1,710	29,874	0.56%
eBay, Inc. (a)	4,630	223,583	4.16%
Equinix, Inc. (a)	440	79,380	1.48%
Fortinet, Inc. (a)	1,640	31,767	0.59%
Google, Inc., Class A (a)	333	226,363	4.21%
iGATE Corp. (a)	2,075	33,304	0.62%
Intel Corp.	10,380	224,467	4.18%
IPG Photonics Corp. (a)	510	27,071	0.50%
KLA-Tencor Corp.	1,535	71,408	1.33%
Liquidity Services, Inc. (a)	765	31,541	0.59%
LivePerson, Inc. (a)	2,160	33,890	0.63%
MICROS Systems, Inc. (a)	685	31,092	0.58%
Microsoft Corp.	8,290	236,555	4.40%
MIPS Technologies, Inc. (a)	4,140	28,939	0.54%
NetApp, Inc. (a)	3,325	89,443	1.66%
Netgear, Inc. (a)	955	33,912	0.63%
NeuStar, Inc. (a)	810	29,638	0.55%
Oracle Corp.	7,270	225,733	4.20%
PROS Holdings, Inc. (a)	1,158	22,384	0.42%
QUALCOMM, Inc.	3,955	231,664	4.31%
Red Hat, Inc. (a)	1,775	87,277	1.62%
RF Industries Ltd	7,278	32,096	0.60%
salesforce.com, Inc. (a)	1,265	184,665	3.44%
SolarWinds, Inc. (a)	675	34,148	0.64%
Sourcefire, Inc. (a)	725	31,023	0.58%
Syntel, Inc.	564	33,620	0.63%
Teradyne, Inc. (a)	2,265	33,114	0.62%
Ultratech, Inc. (a)	1,150	35,547	0.66%
Visa, Inc., Class A	1,675	232,423	4.32%
Western Digital Corp.	2,300	78,729	1.46%
WEX, Inc. (a)	500	36,890	0.69%
		3,888,979	72.37%
Total Common Stocks
(Cost $4,960,725)		5,050,422	93.98%

SHORT-TERM INVESTMENTS – 6.70%
Money Market Fund – 6.70%
Federated Government Obligations
Fund – Class I, 0.01% (b)	90,194	90,194	1.68%
Fidelity Institutional Money Market
Government Portfolio – Class I,
0.01% (b)	270,000	270,000	5.02%

Total Money Market Fund
(Cost $360,194)		360,194	6.70%

Total Short-Term Investments
(Cost $360,194)		360,194	6.70%

Total Investments
(Cost $5,320,919) – 100.68%		5,410,616	100.68%

Liabilities in Excess of
Other Assets – (0.68)%		(36,572)	(0.68)%
TOTAL NET ASSETS – 100.00%		$5,374,044	100.00%

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)The rate listed is the fund’s 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

35

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 4 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$454,262	$—	$—	$454,262
Health Care	625,858	—	—	625,858
Industrials	81,323	—	—	81,323
Information Technology	3,888,979	—	—	3,888,979
Total Common Stock	$5,050,422	$—	$—	$5,050,422
Short-Term Investments
Money Market Funds	$360,194	$—	$—	$360,194
Total Short-Term Investments	$360,194	$—	$—	$360,194
Total Investments in Securities	$5,410,616	$—	$—	$5,410,616

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

36

HENNESSY EQUITY AND INCOME FUND
(formerly FBR Balanced Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN HOLDINGS	% net assets
U.S. Treasury Note, 4.125%, 5/15/2015	4.27%
U.S. Treasury Note, 2.250%, 5/31/2014	3.22%
NewMarket Corp.	3.05%
U.S. Treasury Bond, 3.125%, 2/15/2042	2.46%
Albemarle Corp.	2.20%
Bristol-Myers Squibb Co.	2.19%
Wells Fargo & Co.	2.16%
Dominion Resources, Inc.	2.16%
Verizon Communications, Inc.	2.13%
CarMax, Inc.	2.03%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

37

COMMON STOCKS – 53.02%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 3.30%
CarMax, Inc. (a)	183,681	$6,199,234	2.03%
Lowes Companies, Inc.	120,173	3,891,201	1.27%
		10,090,435	3.30%

Consumer Staples – 11.13%
Altria Group, Inc.	156,700	4,983,060	1.63%
Brown-Forman Corp., Class B	31,273	2,003,348	0.66%
Energizer Holdings, Inc. (a)	62,597	4,567,703	1.50%
Lorillard, Inc.	24,643	2,858,834	0.94%
Philip Morris International, Inc.	39,105	3,463,139	1.13%
Reynolds American, Inc.	97,076	4,042,245	1.32%
The Coca-Cola Co.	127,720	4,748,630	1.55%
The Hershey Co.	27,973	1,925,941	0.63%
Wal-Mart Stores, Inc.	72,073	5,406,916	1.77%
		33,999,816	11.13%

Energy – 3.30%
Chevron Corp.	54,601	6,017,576	1.97%
ConocoPhillips	49,755	2,878,327	0.94%
Phillips 66	24,874	1,173,058	0.39%
		10,068,961	3.30%

Financials – 7.64%
Alexander & Baldwin, Inc. (a)	85,703	2,479,388	0.81%
Berkshire Hathaway, Inc., Class B (a)	68,295	5,897,273	1.93%
Eaton Vance Corp.	205,410	5,780,237	1.89%
PennantPark Investment Corp.	19,000	209,000	0.07%
Wells Fargo & Co.	196,089	6,606,239	2.16%
White Mountains Insurance Group Ltd.	4,623	2,370,212	0.78%
		23,342,349	7.64%

Health Care – 3.39%
Bristol-Myers Squibb Co.	201,058	6,685,178	2.19%
Pfizer, Inc.	146,948	3,654,597	1.20%
		10,339,775	3.39%

Industrials – 1.31%
ACCO Brands Corp. (a)	61,446	444,869	0.15%
FedEx Corp.	37,579	3,456,892	1.13%
Matson, Inc.	3,913	83,152	0.03%
		3,984,913	1.31%

Information Technology – 10.85%
Cisco Systems, Inc.	281,313	4,821,705	1.58%
Corning, Inc.	382,781	4,497,677	1.47%
EMC Corp. (a)	249,520	6,093,278	2.00%
Intel Corp.	232,224	5,021,844	1.64%
International Business Machines Corp.	20,165	3,922,698	1.28%
Microsoft Corp.	158,202	4,514,294	1.48%
Visa, Inc., Class A	30,733	4,264,511	1.40%
		33,136,007	10.85%

Materials – 7.09%
Albemarle Corp.	121,772	6,710,855	2.20%
MeadWestvaco Corp.	188,821	5,606,096	1.84%
NewMarket Corp.	34,378	9,327,095	3.05%
		21,644,046	7.09%

Telecommunication Services – 2.13%
Verizon Communications, Inc.	145,511	6,495,611	2.13%

Utilities – 2.88%
Dominion Resources, Inc.	125,149	6,605,364	2.16%
Duke Energy Corp.	33,546	2,203,637	0.72%
		8,809,001	2.88%
Total Common Stocks
(Cost $141,852,592)		161,910,914	53.02%

PREFERRED STOCKS – 0.01%
Financials – 0.01%
Federal National Mortgage Association,
Perpetual, Series S, 8.250%, 12/31/2015	10,600	18,020	0.01%

Total Preferred Stocks
(Cost $265,000)		18,020	0.01%

REITS – 2.36%
Financials – 2.36%
Apollo Commercial Real
Estate Finance, Inc.	7,000	118,370	0.04%
Chimera Investment Corp.	115,000	307,050	0.10%
Hatteras Financial Corp.	131,141	3,576,215	1.17%
Starwood Property Trust, Inc.	4,500	103,140	0.03%
UDR, Inc.	128,371	3,115,564	1.02%

Total Reits (Cost $7,057,220)		7,220,339	2.36%

CORPORATE BONDS – 16.61%
Consumer Discretionary – 0.57%
Best Buy Company, Inc.
6.750%, 07/15/2013	300,000	306,802	0.10%
Comcast Corp.
4.950%, 06/15/2016	600,000	682,928	0.22%
Marriott International, Inc., Series J
5.625%, 02/15/2013	150,000	151,916	0.05%
Starbucks Corp.
6.250%, 08/15/2017	300,000	367,475	0.12%
The Home Depot, Inc.
5.400%, 03/01/2016	200,000	230,528	0.08%
		1,739,649	0.57%

Consumer Staples – 0.47%
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/2019	150,000	203,758	0.07%
CVS Caremark Corp.
4.750%, 05/18/2020	400,000	471,966	0.16%
Diageo Capital PLC
7.375%, 01/15/2014	350,000	378,131	0.12%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

38

CORPORATE BONDS	Number of		% of
	Shares	Value	Net Assets
Consumer Staples (Continued)
Wal-Mart Stores, Inc.
5.000%, 10/25/2040	300,000	$368,863	0.12%
		1,422,718	0.47%

Energy – 0.12%
Devon Energy Corp.
5.625%, 01/15/2014	200,000	212,190	0.07%
Husky Energy, Inc.
5.900%, 06/15/2014	150,000	162,018	0.05%
		374,208	0.12%

Financials – 9.08%
Aflac, Inc.
8.500%, 05/15/2019	650,000	884,436	0.29%
American Express Credit Corp.
2.750%, 09/15/2015	650,000	685,684	0.22%
American Express Credit Corp., Series C
7.300%, 08/20/2013	60,000	63,238	0.02%
American International Group, Inc.
4.250%, 09/15/2014	270,000	286,060	0.09%
5.850%, 01/16/2018	575,000	673,357	0.22%
Associated Banc-Corp
5.125%, 03/28/2016	700,000	768,149	0.25%
Associates Corporation of North America
6.950%, 11/01/2018	300,000	362,870	0.12%
Bank of Montreal
2.500%, 01/11/2017	400,000	421,486	0.14%
Capital One Financial Corp.
4.750%, 07/15/2021	1,000,000	1,149,437	0.38%
Caterpillar Financial Services Corp.
4.900%, 08/15/2013	325,000	336,496	0.11%
Citigroup, Inc.
6.125%, 11/21/2017	1,455,000	1,727,773	0.57%
CME Group, Inc.
5.750%, 02/15/2014	375,000	399,492	0.13%
Credit Suisse USA, Inc.
5.125%, 08/15/2015	575,000	638,219	0.21%
Discover Financial Services
5.200%, 04/27/2022 (b)	900,000	1,018,544	0.33%
Fifth Third Bancorp
3.625%, 01/25/2016	700,000	754,872	0.25%
First Niagara Financial Group, Inc.
6.750%, 03/19/2020	590,000	692,220	0.23%
General Electric Capital Corp.
5.500%, 06/04/2014	250,000	268,993	0.09%
5.625%, 05/01/2018	1,050,000	1,248,732	0.41%
HSBC Finance Corp.
2.375%, 02/13/2015	1,000,000	1,034,814	0.34%
5.000%, 06/30/2015	700,000	764,907	0.25%
JPMorgan Chase & Co.
5.125%, 09/15/2014	650,000	694,813	0.23%
KeyCorp
3.750%, 08/13/2015	400,000	430,853	0.14%
5.100%, 03/24/2021	450,000	533,482	0.17%
Lazard Group
6.850%, 06/15/2017	320,000	363,226	0.12%
Lincoln National Corp.
6.250%, 02/15/2020	780,000	927,134	0.30%
Manulife Financial Corp.
3.400%, 09/17/2015	300,000	315,456	0.10%
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018 (c)	455,000	550,002	0.18%
Merrill Lynch & Company, Inc.,
Series MTNC, 0.800%, 01/15/2015 (c)	250,000	244,861	0.08%
MetLife, Inc., Series A
6.817%, 08/15/2018	100,000	126,531	0.04%
Morgan Stanley
4.750%, 04/01/2014	250,000	259,442	0.08%
5.75%, 01/25/2021	250,000	280,177	0.09%
6.625%, 04/01/2018	250,000	291,106	0.10%
Prudential Financial, Inc.
5.500%, 03/15/2016	310,000	352,351	0.12%
Prudential Financial, Inc., Series MTNB
5.100%, 09/20/2014	285,000	307,147	0.10%
Qwest Capital Funding, Inc.
6.500%, 11/15/2018	700,000	805,429	0.26%
Raymond James Financial, Inc.
5.625%, 04/01/2024	700,000	778,816	0.26%
St. Paul Travelers, Inc.
5.500%, 12/01/2015	275,000	313,289	0.10%
SunTrust Banks, Inc.
3.600%, 04/15/2016	250,000	268,255	0.09%
5.250%, 11/05/2012	375,000	375,024	0.12%
6.000%, 09/11/2017	250,000	297,525	0.10%
The Bear Stearns Companies, Inc.
6.400%, 10/02/2017	1,350,000	1,628,462	0.53%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	1,100,000	1,245,661	0.41%
The Hartford Financial Services
Group, Inc., 5.375%, 03/15/2017	300,000	341,000	0.11%
The Royal Bank of Scotland PLC
4.375%, 03/16/2016	400,000	435,655	0.14%
Wachovia Corp.
5.250%, 08/01/2014	300,000	322,136	0.11%
Westpac Banking Corp.
4.200%, 02/27/2015	500,000	537,352	0.18%
4.875%, 11/19/2019	450,000	520,897	0.17%
		27,725,861	9.08%

Health Care – 1.30%
Agilent Technologies, Inc.
5.000%, 07/15/2020	650,000	753,658	0.25%
GlaxoSmithKline Capital, Inc.
1.500%, 05/08/2017	500,000	511,885	0.17%
2.850%, 05/08/2022	1,000,000	1,054,525	0.34%
4.850%, 05/15/2013	325,000	332,687	0.11%
Merck & Co., Inc.
6.000%, 09/15/2017	850,000	1,049,332	0.34%
UnitedHealth Group, Inc.
5.375%, 03/15/2016	250,000	284,367	0.09%
		3,986,454	1.30%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

39

CORPORATE BONDS	Number of		% of
	Shares	Value	Net Assets
Industrials – 0.58%
FedEx Corp.
7.375%, 01/15/2014	300,000	$323,547	0.11%
John Deere Capital Corp.
1.850%, 09/15/2016	1,000,000	1,036,491	0.34%
Swiss RE Solutions
7.000%, 02/15/2026	150,000	186,806	0.06%
The Boeing Co.
5.000%, 03/15/2014	220,000	233,225	0.07%
		1,780,069	0.58%

Information Technology – 2.22%
Altera Corp.
1.750%, 05/15/2017	1,000,000	1,026,843	0.34%
Applied Materials, Inc.
4.300%, 06/15/2021	300,000	342,570	0.11%
Corning, Inc.
6.850%, 03/01/2029	275,000	345,130	0.11%
Dell, Inc.
4.625%, 04/01/2021	550,000	605,602	0.20%
eBay, Inc.
3.250%, 10/15/2020	250,000	272,914	0.09%
Hewlett Packard Co.
2.650%, 06/01/2016	250,000	250,506	0.08%
3.000%, 09/15/2016	150,000	151,252	0.05%
6.000%, 09/15/2041	250,000	246,970	0.08%
Intel Corp.
3.300%, 10/01/2021	250,000	274,867	0.09%
Juniper Networks, Inc.
4.600%, 03/15/2021	1,000,000	1,078,275	0.35%
KLA-Tencor Corp.
6.900%, 05/01/2018	650,000	784,351	0.26%
Symantec Corp.
2.750%, 06/15/2017	500,000	519,679	0.17%
3.950%, 06/15/2022	500,000	520,628	0.17%
4.200%, 09/15/2020	350,000	372,616	0.12%
		6,792,203	2.22%

Materials – 1.41%
Alcoa, Inc.
6.150%, 08/15/2020	625,000	685,079	0.22%
AngloGold Ashanti Holdings PLC
5.125%, 08/01/2022	1,000,000	1,021,769	0.34%
Barrick Gold Financeco LLC
6.125%, 09/15/2013	350,000	366,836	0.12%
BHP Billiton Finance USA Ltd.
6.750%, 11/01/2013	250,000	265,884	0.09%
El du Pont de Nemours & Co.
4.750%, 03/15/2015	315,000	345,796	0.11%
International Paper Co.
9.375%, 05/15/2019	250,000	344,541	0.11%
Rio Tinto Finance USA PLC
2.000%, 03/22/2017	640,000	654,893	0.22%
The Dow Chemical Co.
4.250%, 11/15/2020	550,000	611,743	0.20%
		4,296,541	1.41%

Telecommunication Services – 0.75%
AT&T, Inc.
2.950%, 05/15/2016	275,000	295,326	0.10%
3.000%, 02/15/2022	250,000	266,242	0.09%
5.350%, 09/01/2040	200,000	246,261	0.08%
CenturyLink, Inc.
5.150%, 06/15/2017	400,000	431,577	0.14%
Deutsche Telekom International
Finance BV, 5.875%, 08/20/2013	400,000	416,358	0.13%
Verizon Communications, Inc.
8.750%, 11/01/2018	450,000	628,671	0.21%
		2,284,435	0.75%

Utilities – 0.11%
Sempra Energy
6.500%, 06/01/2016	275,000	325,919	0.11%

Total Corporate Bonds
(Cost $47,708,435)		50,728,057	16.61%

MORTGAGE BACKED SECURITIES – 4.76%
Federal Home Loan Mortgage Corp.
3.000%, 05/01/2042	4,800,602	5,032,259	1.65%
3.000%, 09/01/2042	2,995,149	3,139,683	1.03%
5.000%, 05/01/2020	212,270	233,373	0.08%
5.500%, 04/01/2037	410,186	458,488	0.15%
Federal National Mortgage Association
3.500%, 01/01/2042	1,237,561	1,319,697	0.43%
4.000%, 12/01/2041	1,684,911	1,807,671	0.59%
4.000%, 10/01/2041	1,745,535	1,872,712	0.61%
4.500%, 08/01/2020	248,361	268,259	0.09%
6.000%, 10/01/2037	353,001	392,473	0.13%

Total Mortgage Backed Securities
(Cost $14,171,252)		14,524,615	4.76%

U.S. GOVERNMENT AGENCY ISSUE – 0.24%
Federal Home Loan Banks
5.750%, 06/15/2037	600,000	723,556	0.24%

Total U.S. Government
Agency Issues
(Cost $701,826)		723,556	0.24%

U.S. TREASURY OBLIGATIONS – 18.50%
U.S. Treasury Bond – 5.56%
U.S. Treasury Bond
3.125%, 02/15/2042	7,090,000	7,516,506	2.46%
5.000%, 05/15/2037	3,360,000	4,799,024	1.57%
5.250%, 02/15/2029	1,925,000	2,690,188	0.88%
U.S. Treasury Inflation Indexed Bond
0.125%, 07/15/2022	1,803,258	1,976,540	0.65%
		16,982,258	5.56%

U.S. Treasury Note – 12.94%
1.000%, 05/15/2014	3,000,000	3,034,455	0.99%
1.250%, 09/30/2015	2,450,000	2,511,826	0.82%
2.125%, 08/15/2021	2,280,000	2,399,522	0.79%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

40

U.S. TREASURY OBLIGATIONS	Number of		% of
	Shares	Value	Net Assets
U.S. Treasury Note (Continued)
2.250%, 05/31/2014	9,550,000	$9,850,309	3.22%
3.125%, 10/31/2016	1,655,000	1,823,862	0.60%
3.500%, 05/15/2020	3,060,000	3,562,510	1.17%
3.750%, 11/15/2018	2,825,000	3,296,642	1.08%
4.125%, 05/15/2015	11,900,000	13,037,009	4.27%
		39,516,135	12.94%
Total U.S. Treasury Obligations
(Cost $56,156,707)		56,498,393	18.50%

EXCHANGE TRADED FUNDS – 3.11%
iShares iBoxx $High Yield
Corporation Bond Fund	39,800	3,686,674	1.21%
iShares S&P U.S. Preferred
Stock Index Fund	49,500	1,982,475	0.65%
Powershares ETF Trust II
Senior Loan Portfolio	17,500	434,700	0.14%
SPDR Barclays Capital High Yield Bond	84,500	3,407,885	1.11%

Total Exchange Traded Funds
(Cost $9,440,996)		9,511,734	3.11%

MUTUAL FUNDS – 0.12%
Calamos Convertible Opportunities
and Income Fund	18,500	231,435	0.07%
NGP Capital Resources Co.	8,000	58,640	0.02%
Wells Fargo Advantage Income
Opportunities Fund	8,000	83,440	0.03%

Total Mutual Funds (Cost $378,764)		373,515	0.12%

SHORT-TERM INVESTMENTS – 0.68%
Money Market Fund – 0.68%
Fidelity Institutional Money Market
Government Portfolio – Class I,
0.01% (d)	2,086,102	2,086,102	0.68%

Total Money Market Fund
(Cost $2,086,102)		2,086,102	0.68%

Total Short-Term Investments
(Cost $2,086,102)		2,086,102	0.68%

Total Investments
(Cost $279,818,894) – 99.41%		303,595,245	99.41%

Other Assets in Excess
of Liabilities – 0.59%		1,809,970	0.59%
TOTAL NET ASSETS – 100.00%		$305,405,215	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
This security is a restricted security under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of October 31, 2012, the total amount of 144A securities was $1,018,544 or 0.33% of total net assets.

(c)	Variable/floating rate security.
(d)	The rate listed is the fund’s 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

41

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 4 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$10,090,435	$—	$—	$10,090,435
Consumer Staples	33,999,816	—	—	33,999,816
Energy	10,068,961	—	—	10,068,961
Financials	23,342,349	—	—	23,342,349
Health Care	10,339,775	—	—	10,339,775
Industrials	3,984,913	—	—	3,984,913
Information Technology	33,136,007	—	—	33,136,007
Materials	21,644,046	—	—	21,644,046
Telecommunication Services	6,495,611	—	—	6,495,611
Utilities	8,809,001	—	—	8,809,001
Total Common Stock	$161,910,914	$—	$—	$161,910,914

Preferred Stock	$18,020	$—	$—	$18,020

REITS
Financials	$7,220,339	$—	$—	$7,220,339

Corporate Bonds
Consumer Discretionary	$—	$1,739,649	$—	$1,739,649
Consumer Staples	—	1,422,718	—	1,422,718
Energy	—	374,208	—	374,208
Financials	—	27,725,861	—	27,725,861
Health Care	—	3,986,454	—	3,986,454
Industrials	—	1,780,069	—	1,780,069
Information Technology	—	6,792,203	—	6,792,203
Materials	—	4,296,541	—	4,296,541
Telecommunication Services	—	2,284,435	—	2,284,435
Utilities	—	325,919	—	325,919
Total Corporate Bonds	$—	$50,728,057	$—	$50,728,057

Mortgage Backed Securities	$—	$14,524,615	$—	$14,524,615

U.S. Government Agency Issues	$—	$723,556	$—	$723,556

U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$16,982,258	$—	$16,982,258
U.S. Treasury Notes	—	39,516,135	—	39,516,135
Total U.S. Treasury Obligations	$—	$56,498,393	$—	$56,498,393

Exchange Traded Funds	$9,511,734	$—	$—	$9,511,734

Mutual Funds	$373,515	$—	$—	$373,515

Short-Term Investments
Money Market Funds	$2,086,102	$—	$—	$2,086,102
Total Short-Term Investments	$2,086,102	$—	$—	$2,086,102
Total Investments in Securities	$181,120,624	$122,474,621	$—	$303,595,245

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

42

HENNESSY CORE BOND FUND
(formerly FBR Core Bond Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN HOLDINGS*	% net assets
U.S. Treasury Note, 4.125%, 05/15/2015	10.48%
U.S. Treasury Bond, 5.000%, 05/15/2037	5.46%
U.S. Treasury Bond, 3.125%, 02/15/2042	4.88%
U.S. Treasury Note, 3.500%, 05/15/2020	3.08%
iShares iBoxx $High Yield Corporation Bond Fund	2.79%
U.S. Treasury Note, 3.250%, 05/31/2016	2.66%
U.S. Treasury Note, 2.125%, 08/15/2021	2.08%
SPDR Barclays Capital High Yield Bond	2.08%
Federal National Mortgage Association 4.000%, 12/1/2041	1.84%
U.S. Treasury Inflation Index Bond	1.79%

*  Excludes short-term investments.

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

43

COMMON STOCKS – 0.48%	Number of		% of
	Shares	Value	Net Assets
Financials – 0.48%
PennantPark Investment Corp.	16,000	$176,000	0.48%

Total Common Stocks
(Cost $176,399)		176,000	0.48%

CONVERTIBLE PREFERRED STOCKS – 1.55%
Financials – 1.55%
Boston Private Capital Trust I	13,350	572,381	1.55%

Total Convertible Preferred Stocks
(Cost $638,783)		572,381	1.55%

PREFERRED STOCKS – 0.04%
Financials – 0.04%
Federal National Mortgage Association,
Perpetual Series S, 8.250%, 12/31/2015 (a)	7,900	13,430	0.04%

Total Preferred Stocks
(Cost $197,500)		13,430	0.04%

REITS – 1.29%
Financials – 1.29%
Apollo Commercial Real
Estate Finance, Inc.	8,500	143,735	0.39%
Chimera Investment Corp.	72,500	193,575	0.53%
Starwood Property Trust, Inc.	6,000	137,520	0.37%

Total Reits (Cost $494,648)		474,830	1.29%

CORPORATE BONDS – 44.42%
Consumer Discretionary – 5.50%
Best Buy Company, Inc.
7.000%, 07/15/2013	275,000	281,235	0.76%
Comcast Corp.
6.500%, 01/15/2017	250,000	305,300	0.83%
Royal Caribbean Cruises Ltd.
7.500%, 10/15/2027	575,000	619,563	1.68%
Starbucks Corp.
6.250%, 08/15/2017	275,000	336,852	0.91%
The Home Depot, Inc.
5.400%, 03/01/2016	120,000	138,317	0.37%
YUM! Brands, Inc.
5.300%, 09/15/2019	300,000	349,749	0.95%
		2,031,016	5.50%

Consumer Staples – 0.78%
Altria Group, Inc.
9.250%, 08/06/2019	84,000	118,698	0.32%
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/2019	125,000	169,798	0.46%
		288,496	0.78%

Energy – 0.87%
Devon Energy Corp.
5.625%, 01/15/2014	175,000	185,666	0.50%
Husky Energy, Inc.
5.900%, 06/15/2014	125,000	135,015	0.37%
		320,681	0.87%

Financials – 27.40%
Aflac, Inc.
8.500%, 05/15/2019	250,000	340,168	0.92%
American Express Credit Corp., Series C
5.125%, 08/25/2014	275,000	296,999	0.80%
7.300%, 08/20/2013	60,000	63,238	0.17%
American International Group, Inc.
5.850%, 01/16/2018	350,000	409,869	1.11%
Associated Banc-Corp
5.125%, 03/28/2016	250,000	274,339	0.74%
Associates Corporation of North America
6.950%, 11/01/2018	250,000	302,391	0.82%
Capital One Financial Corp.
6.750%, 09/15/2017	200,000	246,401	0.67%
Citigroup, Inc.
6.125%, 11/21/2017	250,000	296,868	0.80%
CME Group, Inc.
5.750%, 02/15/2014	300,000	319,594	0.87%
Credit Suisse USA, Inc.
5.125%, 08/15/2015	225,000	249,738	0.68%
Discover Financial Services
5.200%, 04/27/2022 (b)	350,000	396,101	1.07%
Fifth Third Bancorp
6.250%, 05/01/2013	250,000	257,009	0.70%
General Electric Capital Corp.
5.625%, 05/01/2018	375,000	445,976	1.21%
JPMorgan Chase & Co.
6.300%, 04/23/2019	250,000	308,734	0.84%
KeyCorp
6.500%, 05/14/2013	300,000	309,336	0.84%
Lazard Group
6.850%, 06/15/2017	300,000	340,525	0.92%
Manulife Financial Corp.
3.400%, 09/17/2015	300,000	315,456	0.85%
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018	420,000	507,694	1.38%
MetLife, Inc., Series A
6.817%, 08/15/2018	275,000	347,960	0.94%
Morgan Stanley
6.625%, 04/01/2018	250,000	291,106	0.79%
Prudential Financial, Inc.
5.500%, 03/15/2016	288,000	327,346	0.89%
Prudential Financial, Inc., Series MTNB
5.100%, 09/20/2014	250,000	269,427	0.73%
Simon Property Group, Inc.
6.125%, 05/30/2018	350,000	430,081	1.16%
SunTrust Banks, Inc.
5.250%, 11/05/2012	215,000	215,013	0.58%
6.000%, 09/11/2017	300,000	357,030	0.97%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	500,000	566,209	1.53%
The Hartford Financial
Services Group, Inc.
5.375%, 03/15/2017	300,000	341,000	0.92%
The Royal Bank of Scotland PLC
4.375%, 03/16/2016	300,000	326,741	0.89%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

44

CORPORATE BONDS	Number of		% of
	Shares	Value	Net Assets
Financials (Continued)
Qwest Capital Funding, Inc.
6.500%, 11/15/2018	300,000	$345,184	0.94%
Westpac Banking Corp.
4.200%, 02/27/2015	250,000	268,676	0.73%
4.875%, 11/19/2019	300,000	347,265	0.94%
		10,113,474	27.40%

Health Care – 0.79%
Agilent Technologies, Inc.
5.000%, 07/15/2020	250,000	289,869	0.79%

Industrials – 1.88%
American Railcar Industries, Inc.
7.500%, 03/01/2014	31,000	31,465	0.09%
FedEx Corp.
7.375%, 01/15/2014	275,000	296,585	0.80%
Swiss Re Solutions Holding Corp.
7.000%, 02/15/2026	125,000	155,672	0.42%
The Boeing Co.
5.000%, 03/15/2014	200,000	212,022	0.57%
		695,744	1.88%

Information Technology – 1.61%
Hewlett Packard Co.
3.000%, 09/15/2016	125,000	126,043	0.34%
6.000%, 09/15/2041	100,000	98,788	0.27%
KLA-Tencor Corp.
6.900%, 05/01/2018	130,000	156,870	0.42%
Symantec Corp.
4.200%, 09/15/2020	200,000	212,924	0.58%
		594,625	1.61%

Materials – 3.14%
AngloGold Ashanti Holdings PLC
5.125%, 08/01/2022	350,000	357,619	0.97%
Barrick Gold Financeco LLC
6.125%, 09/15/2013	300,000	314,431	0.85%
El du Pont de Nemours & Co.
4.750%, 03/15/2015	285,000	312,863	0.85%
International Paper Co.
9.375%, 05/15/2019	125,000	172,270	0.47%
		1,157,183	3.14%

Telecommunication Services – 1.65%
Deutsche Telekom
International Finance BV
5.875%, 08/20/2013	275,000	286,246	0.78%
Rogers Communications, Inc.
7.500%, 03/15/2015	280,000	323,037	0.87%
		609,283	1.65%

Utilities – 0.80%
Sempra Energy
6.500%, 06/01/2016	250,000	296,290	0.80%

Total Corporate Bonds
(Cost $14,750,107)		16,396,661	44.42%

MORTGAGE BACKED
SECURITIES – 8.33%
U.S. Government Agency Issues – 8.33%
Federal Home Loan Mortgage Corp.
5.500%, 04/01/2037	468,784	523,986	1.42%
Federal National Mortgage Association
3.000%, 08/01/2042	547,493	574,876	1.56%
3.500%, 01/01/2042	441,986	471,320	1.27%
4.000%, 12/01/2041	631,842	677,877	1.84%
4.500%, 08/01/2020	310,563	335,444	0.91%
6.000%, 10/01/2037	441,251	490,591	1.33%

Total Mortgage Backed Securities
(Cost $2,902,843)		3,074,094	8.33%

U.S. GOVERNMENT AGENCY ISSUE – 1.14%
Financials – 1.14%
Federal Home Loan Bank
5.750%, 06/15/2037	350,000	422,074	1.14%

Total U.S. Government
Agency Issue
(Cost $409,398)		422,074	1.14%

U.S. GOVERNMENT NOTES/BONDS – 32.98%
U.S. Treasury Bonds – 13.64%
U.S. Treasury Bond
3.125%, 02/15/2042	1,700,000	1,802,265	4.88%
5.000%, 05/15/2037	1,410,000	2,013,876	5.46%
5.250%, 02/15/2029	400,000	559,000	1.51%
U.S. Treasury Inflation Index Bond
0.125%, 07/15/2022	601,086	658,847	1.79%

Total U.S. Treasury Bonds
(Cost $4,845,314)		5,033,988	13.64%

U.S. Treasury Notes – 19.34%
2.125%, 08/15/2021	730,000	768,268	2.08%
3.250%, 05/31/2016	895,000	982,962	2.66%
3.500%, 05/15/2020	975,000	1,135,114	3.08%
3.625%, 08/15/2019	200,000	233,547	0.63%
3.875%, 05/15/2018	130,000	151,541	0.41%
4.125%, 05/15/2015	3,530,000	3,867,281	10.48%

Total U.S. Treasury Notes
(Cost $7,094,480)		7,138,713	19.34%

Total U.S. Treasury Notes/Bonds
(Cost $11,939,794)		12,172,701	32.98%

EXCHANGE TRADED FUNDS – 6.52%
iShares iBoxx $High Yield
Corporation Bond Fund	11,100	1,028,193	2.79%
iShares S&P U.S. Preferred
Stock Index Fund	15,250	610,762	1.65%
SPDR Barclays Capital High Yield Bond	19,000	766,270	2.08%

Total Exchange Traded Funds
(Cost $2,366,528)		2,405,225	6.52%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

45

MUTUAL FUNDS – 0.72%	Number of		% of
	Shares	Value	Net Assets
Calamos Convertible Opportunities
and Income Fund	10,500	$131,355	0.35%
NGP Capital Resources Co.	7,000	51,310	0.14%
Wells Fargo Advantage
Income Opportunities Fund	8,000	83,440	0.23%

Total Mutual Funds (Cost $271,006)		266,105	0.72%

SHORT-TERM INVESTMENTS – 1.75%
Money Market Fund – 1.75%
Fidelity Institutional Money Market
Government Portfolio – Class I,
0.01% (c)	646,320	646,320	1.75%

Total Money Market Fund
(Cost $646,320)		646,320	1.75%

Total Short-Term Investments
(Cost $646,320)		646,320	1.75%

Total Investments
(Cost $34,793,326) – 99.22%		36,619,821	99.22%

Other Assets in Excess
of Liabilities – 0.78%		289,081	0.78%
TOTAL NET ASSETS – 100.00%		$36,908,902	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
This security is a restricted security under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of October 31, 2012, the total amount of 144A securities was $396,101 or 1.07% of total net assets.

(c)	The rate listed is the fund’s 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

46

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 4 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Financials	$176,000	$—	$—	$176,000
Total Common Stock	$176,000	$—	$—	$176,000

Convertible Preferred Stock	$—	$572,381	$—	$572,381

Preferred Stock	$13,430	$—	$—	$13,430

REITS
Financials	$474,830	$—	$—	$474,830

Corporate Bonds
Consumer Discretionary	$—	$2,031,016	$—	$2,031,016
Consumer Staples	—	288,496	—	288,496
Energy	—	320,681	—	320,681
Financials	—	10,113,474	—	10,113,474
Health Care	—	289,869	—	289,869
Industrials	—	695,744	—	695,744
Information Technology	—	594,625	—	594,625
Materials	—	1,157,183	—	1,157,183
Telecommunication Services	—	609,283	—	609,283
Utilities	—	296,290	—	296,290
Total Corporate Bonds	$—	$16,396,661	$—	$16,396,661

Mortgage Backed Securities	$—	$3,074,094	$—	$3,074,094

U.S. Government Agency Issues	$—	$422,074	$—	$422,074

U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$5,033,988	$—	$5,033,988
U.S. Treasury Notes	—	7,138,713	—	7,138,713
Total U.S. Treasury Obligations	$—	$12,172,701	$—	$12,172,701

Exchange Traded Funds	$2,405,225	$—	$—	$2,405,225

Mutual Funds	$266,105	$—	$—	$266,105

Short-Term Investments
Money Market Funds	$646,320	$—	$—	$646,320
Total Short-Term Investments	$646,320	$—	$—	$646,320
Total Investments in Securities	$3,981,910	$32,637,911	$—	$36,619,821

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized transfers between levels 1 and 2.

Level 2 Reconciliation Disclosure

The following amounts were transferred in/(out) of Level 2 assets:

Total Common Stock
Transfers into Level 2	$572,381
Transfers out of Level 2	—
Net transfers in and/or (out) of Level 2	$572,381

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

47

Financial Statements
Statements of Assets and Liabilities as of October 31, 2012

		HENNESSY	HENNESSY
	HENNESSY	GAS UTILITY	SMALL CAP
	FOCUS FUND	INDEX FUND	FINANCIAL FUND
ASSETS:
Investments in unaffiliated securities, at value (cost $442,578,126, $547,219,723,
$187,046,883, $55,432,647, $5,320,919, $279,818,894 and $34,793,326, respectively)	$785,723,844	$745,189,397	$211,180,773
Investments in affiliated securities, at value (cost $0, $0,
$0, $1,688,883, $0, $0 and $0, respectively)	—	—	—
Cash	—	1,393	43,200
Dividends and interest receivable	119,620	1,221,344	170,505
Receivable for fund shares sold	874,489	1,776,838	57,918
Receivable for securities sold	—	—	—
Due from advisor	—	—	—
Prepaid expenses and other assets	65,538	76,587	18,322
Total Assets	786,783,491	748,265,559	211,470,718

LIABILITIES:
Payable for securities purchased	—	661,420	—
Payable for fund shares redeemed	734,915	243,646	159,456
Distribution payable	—	—	—
Payable to advisor	594,508	248,508	153,494
Payable to administrator	93,848	24,851	23,832
Distribution and service fee payable	148,902	—	35,430
Accrued accounting fees	313	808	806
Accrued custody fees	6,190	4,970	1,520
Accrued directors fees	90	90	90
Accrued expenses and other payables	319,532	260,834	101,023
Total Liabilities	1,898,298	1,445,127	475,651
NET ASSETS	$784,885,193	$746,820,432	$210,995,067

NET ASSETS CONSIST OF:
Capital stock	$383,937,147	$548,299,308	$194,158,088
Accumulated net investment income (loss)	(5,555,872)	452,765	715,079
Accumulated net realized gain (loss) on investments	63,358,200	103,930	(8,011,990)
Unrealized net appreciation (depreciation) on investments	343,145,718	197,964,429	24,133,890
Total Net Assets	$784,885,193	$746,820,432	$210,995,067

NET ASSETS
Investor Class:
Shares authorized ($.0001 par value)	Unlimited	Unlimited	Unlimited
Net assets applicable to outstanding Investor Class shares	707,606,129	746,820,432	167,202,081
Shares issued and outstanding	13,665,453	32,401,084	8,556,424
Net asset value, offering price and redemption price per share	$51.78	$23.05	$19.54

Institutional Class:
Shares authorized ($.0001 par value)	Unlimited	N/A	Unlimited
Net assets applicable to outstanding Institutional Class shares	77,279,064	N/A	43,792,986
Shares issued and outstanding	1,480,757	N/A	3,549,265
Net asset value, offering price and redemption price per share	$52.19	N/A	$12.34

The accompanying notes are an integral part of these financial statements.

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48

HENNESSY	HENNESSY	HENNESSY	HENNESSY
LARGE CAP	TECHNOLOGY	EQUITY AND	CORE BOND
FINANCIAL FUND	FUND	INCOME FUND	FUND

$62,561,796	$5,410,616	$303,595,245	$36,619,821

2,158,650	—	—	—
23,400	—	28,726	—
32,609	466	1,467,803	377,070
14,297	8,995	254,017	138
—	—	459,684	—
—	3,183	—	—
13,668	2,420	53,560	22,347
64,804,420	5,425,680	305,859,035	37,019,376

—	—	—	—
20,646	7,742	132,989	107
—	—	—	44,772
50,217	—	139,264	13,075
7,887	839	28,792	4,107
13,949	997	42,598	762
478	870	4,121	2,516
510	60	1,720	260
90	90	90	90
54,752	41,038	104,246	44,785
148,529	51,636	453,820	110,474
$64,655,891	$5,374,044	$305,405,215	$36,908,902

$64,680,077	$7,693,908	$284,296,411	$34,345,436
50,837	(64,030)	312,645	2,309
(7,673,939)	(2,345,531)	(2,980,192)	734,662
7,598,916	89,697	23,776,351	1,826,495
$64,655,891	$5,374,044	$305,405,215	$36,908,902

Unlimited	Unlimited	Unlimited	Unlimited
64,655,891	4,441,496	196,915,311	3,569,561
4,566,545	416,427	14,103,277	357,974
$14.16	$10.67	$13.96	$9.97

N/A	Unlimited	Unlimited	Unlimited
N/A	932,548	108,489,904	33,339,341
N/A	86,944	8,163,499	3,679,087
N/A	$10.73	$13.29	$9.06

HENNESSY FUNDS                                                                                                           1-800-966-4354

49

Financial Statements
Statements of Operations as of October 31, 2012

		HENNESSY	HENNESSY
	HENNESSY	GAS UTILITY	SMALL CAP
	FOCUS FUND	INDEX FUND	FINANCIAL FUND
INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$4,454,002	$20,690,218	$3,666,139
Dividend income from affiliated securities	—	—	—
Interest income	7,813	818	847
Total investment income	4,461,815	20,691,036	3,666,986

EXPENSES:
Investment advisory fees	6,539,937	2,427,576	1,647,875
Administration and accounting fees	501,693	703,080	119,524
Custodian fees	36,280	31,581	8,126
Transfer agent fees – Investor Class	186,737	163,720	51,702
Transfer agent fees – Institutional Class	13,371	—	7,099
Distribution and service fees (See Note 6)	1,659,066	—	395,608
Federal and state registration fees	52,877	60,312	49,038
Audit fees	19,204	19,200	19,201
Legal fees	34,481	44,445	39,800
Compliance expense	32,239	33,458	13,550
Insurance fees	96,636	63,019	27,723
Reports to shareholders Investor Class	85,801	78,173	32,695
Reports to shareholders Institutional Class	3,891	—	2,003
Directors’ fees and expenses	16,187	16,186	16,182
Sub-transfer agent expenses – Investor Class (See Note 6)	739,160	545,625	145,366
Sub-transfer agent expenses – Institutional Class (See Note 6)	40,959	—	26,453
Interest expense (See Note 7)	—	132	62
Other	1,865	1,306	2,223
Total expenses before reimbursement from advisor	10,060,384	4,187,813	2,604,230
Expense (reimbursement)/recoupment	—	—	1,024
Net expenses	10,060,384	4,187,813	2,605,254
NET INVESTMENT INCOME (LOSS)	$(5,598,569)	$16,503,223	$1,061,732

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments from unaffiliated securities	$63,683,118	$15,896,840	$1,944,040
Investments from affiliated securities	—	—	—
Long-term capital gain distributions from regulated investment companies	—	—	—
Change in unrealized appreciation (depreciation) on investments	49,854,427	38,631,748	30,826,479
Net gain (loss) on investments	113,537,545	54,528,588	32,770,519
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,938,976	$71,031,811	$33,832,251

(1) Net of foreign taxes withheld of $0, $303,444, $0, $0, $0, $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

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50

HENNESSY	HENNESSY	HENNESSY	HENNESSY
LARGE CAP	TECHNOLOGY	EQUITY AND	CORE BOND
FINANCIAL FUND	FUND	INCOME FUND	FUND

$952,396	$53,911	$3,632,536	$202,657
59,925	—	—	—
197	38	2,229,010	1,074,105
1,012,518	53,949	5,861,546	1,276,762

549,491	60,210	1,726,176	251,697
44,066	9,241	168,966	33,776
3,200	—	10,834	1,819
13,914	5,757	42,161	3,318
—	2,675	34,660	7,475
152,636	13,989	340,404	9,766
12,592	30,490	40,309	26,018
19,200	19,198	20,329	20,330
43,465	40,124	44,205	40,075
10,982	8,856	16,078	9,811
10,170	1,063	22,588	3,785
7,672	2,615	17,320	—
—	592	6,532	—
16,187	16,186	16,186	16,187
73,853	12,307	108,483	8,666
—	485	35,345	10,040
80	19	—	—
3,178	—	3,662	—
960,686	223,807	2,654,238	442,763
—	(96,067)	(179,947)	(102,642)
960,686	127,740	2,474,291	340,121
$51,832	$(73,791)	$3,387,255	$936,641

$(3,007,601)	$105,389	$1,448,410	$730,827
137,738	—	—	—
—	—	3,301	2,641
13,073,690	(96,492)	10,755,082	675,399
10,203,827	8,897	12,206,793	1,408,867
$10,255,659	$(64,894)	$15,594,048	$2,345,508

HENNESSY FUNDS                                                                                                           1-800-966-4354

51

Financial Statements
Statements of Changes in Net Assets

	Hennessy Focus Fund

	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
OPERATIONS:
Net investment income (loss)	$(5,598,569)	$(7,221,589)
Net realized gain (loss) on securities	63,683,118	69,789,480
Long-term capital gain distributions from regulated investment companies	—	—
Change in unrealized appreciation (depreciation) on securities	49,854,427	(10,251,836)
Net increase (decrease) in net assets resulting from operations	107,938,976	52,316,055

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	—	—
Net investment income – Institutional Class	—	—
Net realized gains – Investor Class	(63,544,133)	(24,307,241)
Net realized gains – Institutional Class	(5,298,059)	(1,335,587)
Total distributions	(68,842,192)	(25,642,828)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	179,555,653	116,123,991
Proceeds from shares subscribed – Institutional Class	31,219,319	28,327,587
Dividends reinvested – Investor Class	61,703,733	23,268,243
Dividends reinvested – Institutional Class	4,808,848	1,290,549
Cost of shares redeemed – Investor Class	(179,761,921)	(224,457,709)
Cost of shares redeemed – Institutional Class	(12,079,868)	(18,533,787)
Net increase (decrease) in net assets derived from capital share transactions	85,445,764	(73,981,126)
TOTAL INCREASE (DECREASE) IN NET ASSETS	124,542,548	(47,307,899)

NET ASSETS:
Beginning of year	660,342,645	707,650,544
End of year	$784,885,193	$660,342,645
Accumulated net investment income (loss), end of period	$(5,555,872)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	3,675,823	2,351,234
Shares sold – Institutional Class	640,920	909,520
Shares issued to holders as reinvestment of dividends – Investor Class	1,379,779	473,509
Shares issued to holders as reinvestment of dividends – Institutional Class	106,958	26,215
Shares redeemed – Investor Class	(3,665,085)	(4,651,789)
Shares redeemed – Institutional Class	(246,768)	(662,843)
Net increase (decrease) in shares outstanding	1,891,627	(1,554,154)

The accompanying notes are an integral part of these financial statements.

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52

Hennessy Gas Utility Index Fund		Hennessy Small Cap Financial Fund		Hennessy Large Cap Financial Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

$16,503,223	$8,042,465	$1,061,732	$2,102,026	$51,832	$(210,507)
15,896,840	3,417,370	1,944,040	(5,543,171)	(2,869,863)	(2,300,974)
—	—	—	—	—	—
38,631,748	53,861,410	30,826,479	(17,139,877)	13,073,690	(4,407,932)
71,031,811	65,321,245	33,832,251	(20,581,022)	10,255,659	(6,919,413)

(16,153,180)	(8,022,358)	(2,581,343)	(725,603)	—	—
—	—	(600,281)	(256,185)	—	—
(3,837,545)	(2,818,013)	—	(1,605,904)	—	—
—	—	—	(275,476)	—	—
(19,990,725)	(10,840,371)	(3,181,624)	(2,863,168)	—	—

455,625,004	174,605,319	35,833,043	94,080,317	16,478,942	32,559,261
—	—	29,798,695	12,177,273	—	—
18,728,680	10,114,130	2,505,214	2,253,869	—	—
—	—	541,245	504,775	—	—
(212,356,106)	(49,459,579)	(52,499,033)	(139,260,794)	(17,762,354)	(18,672,760)
—	—	(9,935,564)	(13,968,745)	—	—
261,997,578	135,259,870	6,243,600	(44,213,305)	(1,283,412)	13,886,501
313,038,664	189,740,744	36,894,227	(67,657,495)	8,972,247	6,967,088

433,781,768	244,041,024	174,100,840	241,758,335	55,683,644	48,716,556
$746,820,432	$433,781,768	$210,995,067	$174,100,840	$64,655,891	$55,683,644
$452,765	$93,553	$715,079	$2,346,347	$50,837	$—

20,822,498	8,918,950	2,027,671	4,827,202	1,270,324	2,347,452
—	—	2,516,251	950,220	—	—
855,456	396,830	151,831	116,283	—	—
—	—	52,043	40,309	—	—
(9,730,123)	(2,550,055)	(2,981,029)	(7,556,513)	(1,379,184)	(1,455,102)
—	—	(904,613)	(1,242,590)	—	—
11,947,831	6,765,725	862,154	(2,865,089)	(108,860)	892,350

HENNESSY FUNDS                                                                                                           1-800-966-4354

53

Financial Statements
Statements of Changes in Net Assets

	Hennessy Technology Fund

	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
OPERATIONS:
Net investment income (loss)	$(73,791)	$(131,860)
Net realized gain (loss) on securities	105,389	1,108,080
Long-term capital gain distributions from regulated investment companies	—	—
Change in unrealized appreciation (depreciation) on securities	(96,492)	(909,888)
Net increase (decrease) in net assets resulting from operations	(64,894)	66,332

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	—	—
Net investment income – Institutional Class	—	—
Net realized gains – Investor Class	—	—
Net realized gains – Institutional Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,102,171	933,790
Proceeds from shares subscribed – Institutional Class	117,282	141,716
Dividends reinvested – Investor Class	—	—
Dividends reinvested – Institutional Class	—	—
Cost of shares redeemed – Investor Class	(2,317,205)	(3,427,601)
Cost of shares redeemed – Institutional Class	(318,228)	(3,677,007)
Net increase (decrease) in net assets derived from capital share transactions	(1,415,980)	(6,029,102)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,480,874)	(5,962,770)

NET ASSETS:
Beginning of year	6,854,918	12,817,688
End of year	$5,374,044	$6,854,918
Accumulated net investment income (loss), end of period	$(64,030)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	100,084	80,830
Shares sold – Institutional Class	10,510	12,475
Shares issued to holders as reinvestment of dividends – Investor Class	—	—
Shares issued to holders as reinvestment of dividends – Institutional Class	—	—
Shares redeemed – Investor Class	(208,443)	(302,424)
Shares redeemed – Institutional Class	(29,733)	(325,462)
Net increase (decrease) in shares outstanding	(127,582)	(534,581)

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

54

Hennessy Equity and Income Fund		Hennessy Core Bond Fund

Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

$3,387,255	$2,261,233	$936,641	$1,061,269
1,448,410	3,679,665	730,827	344,435
3,301	—	2,641	—
10,755,082	4,044,861	675,399	(741,372)
15,594,048	9,985,759	2,345,508	664,332

(1,939,551)	(938,298)	(79,978)	(137,452)
(1,382,811)	(1,201,869)	(855,949)	(925,575)
—	—	(35,520)	(67,867)
—	—	(224,731)	(403,399)
(3,322,362)	(2,140,167)	(1,196,178)	(1,534,293)

186,044,450	21,892,863	750,864	1,121,100
58,487,290	11,344,367	9,744,071	207,173
1,782,862	799,608	100,421	171,157
787,199	582,146	276,637	201,570
(55,147,222)	(11,356,943)	(1,491,425)	(1,567,151)
(10,854,505)	(2,741,528)	(915,194)	(662,060)
181,100,074	20,520,513	8,465,374	(528,211)
193,371,760	28,366,105	9,614,704	(1,398,172)

112,033,455	83,667,350	27,294,198	28,692,370
$305,405,215	$112,033,455	$36,908,902	$27,294,198
$312,645	$223,082	$2,309	$8,277

13,582,962	1,737,714	77,850	117,394
4,455,425	945,356	1,098,239	23,618
129,222	64,232	10,455	18,179
60,174	49,108	31,173	23,287
(3,976,644)	(913,207)	(153,825)	(164,856)
(818,985)	(233,375)	(102,473)	(75,253)
13,432,154	1,649,828	961,419	(57,631)

HENNESSY FUNDS                                                                                                           1-800-966-4354

55

Financial Highlights
Hennessy Focus Fund (formerly FBR Focus Fund)

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2012	2011		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$49.80	$47.57		$37.56	$37.40	$57.97

Income from investment operations:
Net investment income (loss)	(0.39)	(0.50	)(1)	(0.64)	(0.42)	(0.44)
Net realized and unrealized gains (losses) on securities	7.61	4.44		10.65	5.76	(19.51)
Total from investment operations	7.22	3.94		10.01	5.34	(19.95)

Less Distributions:
Dividends from net investment income	—	—		—	—	(0.12)
Dividends from net realized gains	(5.24)	(1.72)		—	(5.19)	(0.51)
Total distributions	(5.24)	(1.72)		—	(5.19)	(0.63)
Paid-in capital from redemption fees	0.00 (2)	0.01		0.00 (2)	0.01	0.01
Net asset value, end of year	$51.78	$49.80		$47.57	$37.56	$37.40

TOTAL RETURN	16.17%	8.35%		26.65%	17.74%	(34.73)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$707.61	$611.34		$670.84	$759.77	$717.78
Ratio of expenses to average net assets	1.41%	1.44%		1.51%	1.43%	1.42%
Ratio of net investment loss to average net assets	(0.79)%	(1.01)%		(1.31)%	(1.16)%	(0.67)%
Portfolio turnover rate(3)	13%	13%		5%	5%	17%

(1)  Calculated based on average shares outstanding method.
(2)  Amount is less than $0.01.
(3)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

56

Financial Highlights
Hennessy Focus Fund (formerly FBR Focus Fund)

For an Institutional Class share outstanding throughout each period*

						Period Ended
	Year Ended October 31,					October 31,
	2012	2011		2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$50.02	$47.64		$37.84	$130.93	$180.00

Income from investment operations:
Net investment income (loss)	(0.22)	(0.37	)(2)	(0.41)	(0.25)	(0.20)
Net realized and unrealized gains (losses) on securities	7.63	4.47		10.58	0.59	(49.05)
Total from investment operations	7.41	4.10		10.17	0.34	(49.25)

Less Distributions:
Dividends from net investment income	—	—		(0.37)	—	—
Dividends from net realized gains	(5.24)	(1.72)		—	(93.45)	—
Total distributions	(5.24)	(1.72)		(0.37)	(93.45)	—
Paid-in capital from redemption fees	0.00 (3)	0.00	(3)	0.00 (3)	0.02	0.18
Net asset value, end of period	$52.19	$50.02		$47.64	$37.84	$130.93

TOTAL RETURN	16.51%	8.53%		27.32%	18.15%	(27.30	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$77.28	$49.01		$36.81	$34.23	$16.83
Ratio of expenses to average net assets	1.12%	1.15%		1.26%	1.15%	1.05	%(5)
Ratio of net investment income (loss) to average net assets	(0.52)%	(0.76)%		(1.06)%	(0.88)%	(0.70	)%(5)
Portfolio turnover rate(6)	13%	13%		5%	5%	17	%(4)

*	Per share amounts have been restated on a retroactive basis to reflect a 1:18 reverse stock split effective December 10, 2010.
(1)	Institutional Class shares commenced operations on May 30, 2008.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not Annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

57

Financial Highlights
Hennessy Gas Utility Index Fund (formerly FBR Gas Utility Index Fund)

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$21.21	$17.83	$15.13	$15.26	$23.14

Income from investment operations:
Net investment income	0.58	0.51 (1)	0.58	0.49	0.47
Net realized and unrealized gains (losses) on securities	1.99	3.59	2.72	0.60	(6.13)
Total from investment operations	2.57	4.10	3.30	1.09	(5.66)

Less Distributions:
Dividends from net investment income	(0.58)	(0.51)	(0.58)	(0.49)	(0.47)
Dividends from realized capital gains	(0.16)	(0.21)	(0.02)	(0.74)	(1.75)
Total distributions	(0.74)	(0.72)	(0.60)	(1.23)	(2.22)
Paid-in capital from redemption fees	0.01	0.00 (2)	0.00 (2)	0.01	0.00 (2)
Net asset value, end of year	$23.05	$21.21	$17.83	$15.13	$15.26

TOTAL RETURN	12.41%	23.54%	22.25%	8.18%	(26.81)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$746.82	$433.78	$244.04	$193.68	$198.57
Ratio of expenses to average net assets:
Before expense reimbursement	0.69%	0.71%	0.77%	0.76%	0.70%
After expense reimbursement	0.69%	0.71%	0.76%	0.76%	0.70%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.72%	2.68%	3.50%	3.51%	2.39%
After expense reimbursement	2.72%	2.68%	3.51%	3.51%	2.39%
Portfolio turnover rate	16%	17%	16%	26%	27%

(1)  Calculated based on average shares outstanding method.
(2)  Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

59

Financial Highlights
Hennessy Small Cap Financial Fund (formerly FBR Small Cap Financial Fund)

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$16.48	$18.11	$15.91	$15.22	$23.18

Income from investment operations:
Net investment income (loss)	0.11	0.21 (1)	0.08	0.06	0.24
Net realized and unrealized gains (losses) on securities	3.24	(1.66)	2.17	0.81	(1.69)
Total from investment operations	3.35	(1.45)	2.25	0.87	(1.45)

Less Distributions:
Dividends from net investment income	(0.29)	(0.06)	(0.07)	(0.19)	(0.28)
Dividends from net realized gains	—	(0.13)	—	—	(6.24)
Total distributions	(0.29)	(0.19)	(0.07)	(0.19)	(6.52)
Paid-in capital from redemption fees	0.00 (2)	0.01	0.02	0.01	0.01
Net asset value, end of year	$19.54	$16.48	$18.11	$15.91	$15.22

TOTAL RETURN	20.65%	(8.12)%	14.27%	5.89%	(6.76)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$167.20	$154.21	$216.75	$187.56	$181.80
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.45%	1.52%	1.51%	1.51%	1.49%
After expense reimbursement/recoupment	1.45%	1.52%	1.51%	1.51%	1.49%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.56%	0.81%	0.35%	0.50%	1.48%
After expense reimbursement/recoupment	0.56%	0.81%	0.35%	0.50%	1.48%
Portfolio turnover rate(3)	43%	70%	89%	118%	147%
(1)  Calculated based on average shares outstanding method.
(2)  Amount is less than $0.01.
(3)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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60

Financial Highlights
Hennessy Small Cap Financial Fund (formerly FBR Small Cap Financial Fund)

For an Institutional Class share outstanding throughout each period

					Period Ended
	Year Ended October 31,				October 31,
	2012	2011	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$10.55	11.70	10.34	$9.96	10.00

Income from investment operations:
Net investment income	0.16	0.19 (2)	0.09	0.19	0.02
Net realized and unrealized gains (losses) on securities	1.98	(1.09)	1.40	0.40	(0.06)
Total from investment operations	2.14	(0.90)	1.49	0.59	(0.04)

Less Distributions:
Dividends from net investment income	(0.35)	(0.12)	(0.13)	(0.21)	—
Dividends from net realized gains	—	(0.13)	—	—	—
Total distributions	(0.35)	(0.25)	(0.13)	(0.21)	—
Paid-in capital from redemption fees	0.00 (3)	—	0.00 (3)	—	—
Net asset value, end of period	$12.34	$10.55	$11.70	$10.34	$9.96

TOTAL RETURN	20.95%	(8.00)%	14.52%	6.14%	(0.40	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$43.79	$19.89	$25.01	$10.64	$3.95
Ratio of expenses to average net assets:
Before expense reimbursement	1.25%	1.34%	1.23%	1.56%	1.31	%(5)
After expense reimbursement	1.25%	1.34%	1.23%	1.56%	1.31	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.72%	1.00%	0.61%	0.04%	1.49	%(5)
After expense reimbursement	0.72%	1.00%	0.61%	0.04%	1.49	%(5)
Portfolio turnover rate(6)	43%	70%	89%	118%	147	%(4)

(1)  Institutional Class shares commenced operations on May 30, 2008.
(2)  Calculated based on average shares outstanding method.
(3)  Amount is less than $0.01.
(4)  Not Annualized.
(5)  Annualized.
(6)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

61

Financial Highlights
Hennessy Large Cap Financial Fund (formerly FBR Large Cap Financial Fund)

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2012	2011		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$11.91	$12.88		$12.61	$11.14	$18.71

Income from investment operations:
Net investment income (loss)	0.01	(0.04	)(1)	(0.08)	0.00 (2)	0.14
Net realized and unrealized gains (losses) on investments	2.24	(0.93)		0.35	1.58	(3.86)
Total from investment operations	2.25	(0.97)		0.27	1.58	(3.72)

Less Distributions:
Dividends from net investment income	—	—		—	(0.10)	(0.18)
Distribution in Excess of Net Investment Income	—	—		—	(0.02)	—
Dividends from net realized gains	—	—		—	—	(3.68)
Total distributions	—	—		—	(0.12)	(3.86)
Paid-in capital from redemption fees	0.00 (2)	0.00	(2)	0.00 (2)	0.01	0.01
Net asset value, end of year	$14.16	$11.91		$12.88	$12.61	$11.14

TOTAL RETURN	18.89%	(7.53)%		2.14%	14.52%	(23.76)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$64.66	$55.68		$48.72	$37.20	$24.27
Ratio of expenses to average net assets:
Before expense reimbursement	1.57%	1.61%		1.78%	1.81%	2.01%
After expense reimbursement	1.57%	1.61%		1.78%	1.81%	1.88%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.09%	(0.34)%		(0.73)%	(0.08)%	1.50%
After expense reimbursement	0.09%	(0.34)%		(0.73)%	(0.08)%	1.63%
Portfolio turnover rate	93%	97%		150%	220%	509%

(1)  Calculated based on average shares outstanding method.
(2)  Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

63

Financial Highlights
Hennessy Technology Fund (formerly FBR Technology Fund)

For an Investor Class share outstanding throughout each year

	Year Ended October 31,
	2012	2011		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$10.86	$11.00		$9.05	$6.96	$13.34

Income from investment operations:
Net investment income (loss)	(0.15)	(0.17	)(1)	(0.14)	(0.08)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.04)	0.03		2.08	2.16	(5.03)
Total from investment operations	(0.19)	(0.14)		1.94	2.08	(5.15)

Less Distributions:
Dividends from net investment income	—	—		—	—	—
Dividends from net realized gains	—	—		—	—	(1.23)
Total distributions	—	—		—	—	(1.23)
Paid-in capital from redemption fees	0.00 (2)	0.00	(2)	0.01	0.01	0.00 (2)
Net asset value, end of year	$10.67	$10.86		$11.00	$9.05	$6.96

TOTAL RETURN	(1.75)%	(1.27)%		21.55%	30.03%	(42.30)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$4.44	$5.70		$8.21	$8.39	$7.69
Ratio of expenses to average net assets:
Before expense reimbursement	3.20%	2.79%		2.50%	3.00%	1.92%
After expense reimbursement	1.95%	1.95%		1.95%	1.95%	1.84%
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(2.39)%	(2.38)%		(1.64)%	(2.10)%	(0.68)%
After expense reimbursement	(1.14)%	(1.54)%		(1.10)%	(1.05)%	(0.60)%
Portfolio turnover rate(3)	138%	141%		353%	211%	175%

(1)  Calculated based on average shares outstanding method.
(2)  Amount is less than $0.01.
(3)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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64

Financial Highlights
Hennessy Technology Fund (formerly FBR Technology Fund)

For an Institutional Class share outstanding throughout each period

	For the Year Ended			Period Ended
	October 31,			October 31,
	2012	2011		2010(1)
PER SHARE DATA:
Net asset value, beginning of period	$10.89	$11.00		$10.46

Income from investment operations:
Net investment income (loss)	(0.11)	(0.14	)(2)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.05)	0.03		0.61
Total from investment operations	(0.16)	(0.11)		0.54
Paid-in capital from redemption fees	0.00 (3)	0.00	(3)	0.00	(3)
Net asset value, end of period	$10.73	$10.89		$11.00

TOTAL RETURN	(1.47)%	(1.00)%		5.16	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$0.93	$1.16		$4.61
Ratio of expenses to average net assets:
Before expense reimbursement	4.11%	3.45%		2.34	%(5)
After expense reimbursement	1.70%	1.70%		1.70	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(3.31)%	(2.99)%		(1.41	)%(5)
After expense reimbursement	(0.90)%	(1.24)%		(0.77	)%(5)
Portfolio turnover rate(6)	138%	141%		353	%(4)

(1)  Institutional Class shares commenced operations on March 12, 2010.
(2)  Calculated based on average shares outstanding method.
(3)  Amount is less than $0.01.
(4)  Not Annualized.
(5)  Annualized.
(6)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

65

Financial Highlights
Hennessy Equity and Income Fund (formerly FBR Balanced Fund)

For an Investor Class share outstanding throughout each period

			For the Period
			April 1,
	For the Year		2010 to
	Ended October 31,		October 31,		Year Ended March 31,
	2012	2011	2010(1)		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$12.99	$11.93	$11.52		$8.92	$12.27	$14.48

Income from investment operations:
Net investment income	0.18	0.29 (2)	0.17	(2)	0.29 (2)	0.32 (2)	0.39 (2)
Net realized and unrealized gains (losses) on securities	0.99	1.04	0.40		2.61	(3.23)	0.34
Total from investment operations	1.17	1.33	0.57		2.90	(2.91)	0.73

Less Distributions:
Dividends from net investment income	(0.20)	(0.27)	(0.16)		(0.30)	(0.25)	(0.37)
Dividends from realized capital gains	0.00	—	—		—	(0.17)	(2.57)
Return of capital	—	—	—		—	(0.03)	—
Total distributions	(0.20)	(0.27)	(0.16)		(0.30)	(0.45)	(2.94)
Paid-in capital from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.01	—
Net asset value, end of period	$13.96	$12.99	$11.93		$11.52	$8.92	$12.27

TOTAL RETURN	9.01%	11.30%	5.04	%(4)	32.76%	(24.28)%	4.45%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$196.92	$56.75	$41.50		$46.81	$18.86	$21.70
Ratio of expenses to average net assets:
Before expense reimbursement	1.33%	1.54%	1.60	%(5)	1.69%	1.84%	1.66%
After expense reimbursement	1.24%	1.24%	1.24	%(5)	1.25%	1.32%	1.33%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.37%	2.03%	2.21	%(5)	2.26%	2.50%	2.42%
After expense reimbursement	1.46%	2.33%	2.56	%(5)	2.70%	3.03%	2.75%
Portfolio turnover rate(6)	34%	35%	27	%(4)	26%	32%	110%

(1)  The Fund changed its fiscal year end from March 31 to October 31.
(2)  Calculated based on average shares outstanding method.
(3)  Amount is less than $0.01.
(4)  Not Annualized.
(5)  Annualized.
(6)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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66

Financial Highlights
Hennessy Equity and Income Fund (formerly FBR Balanced Fund)

For an Institutional Class share outstanding throughout each period

			For the Period
			April 1,
	For the Year		2010 to
	Ended October 31,		October 31,		Year Ended March 31,
	2012	2011	2010(1)		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$12.38	$11.38	$10.99		$8.52	$11.75	$13.98

Income from investment operations:
Net investment income (loss)	0.22	0.32 (2)	0.18	(2)	0.30 (2)	0.33 (2)	0.42 (2)
Net realized and unrealized gains (losses) on investments	0.92	0.99	0.38		2.50	(3.10)	0.33
Total from investment operations	1.14	1.31	0.56		2.80	(2.77)	0.75

Less Distributions:
Dividends from net investment income	(0.23)	(0.31)	(0.17)		(0.33)	(0.26)	(0.41)
Dividends from net realized gains	—	—	—		—	(0.17)	(2.57)
Return of capital	—	—	—		—	(0.04)	—
Total distributions	(0.23)	(0.31)	(0.17)		(0.33)	(0.47)	(2.98)
Paid-in capital from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.01	—
Net asset value, end of period	$13.29	$12.38	$11.38		$10.99	$8.52	$11.75

TOTAL RETURN	9.23%	11.62%	5.19	%(4)	33.10%	(24.13)%	4.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$108.49	$55.28	$42.17		$39.40	$31.13	$41.21
Ratio of expenses to average net assets:
Before expense reimbursement	1.06%	1.12%	1.20	%(5)	1.43%	1.58%	1.41%
After expense reimbursement	0.99%	0.99%	0.99	%(5)	0.99%	1.07%	1.08%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.68%	2.56%	2.60	%(5)	2.57%	2.73%	2.67%
After expense reimbursement	1.75%	2.69%	2.82	%(5)	3.01%	3.24%	3.00%
Portfolio turnover rate(6)	34%	35%	27	%(4)	26%	32%	110%

(1)  The Fund changed its fiscal year end from March 31 to October 31.
(2)  Calculated based on average shares outstanding method.
(3)  Amount is less than $0.01.
(4)  Not Annualized.
(5)  Annualized.
(6)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

67

Financial Highlights
Hennessy Core Bond Fund (formerly FBR Core Bond Fund)

For an Investor Class share outstanding throughout each period

			For the Period
			April 1,
	For the Year		2010 to
	Ended October 31,		October 31,		Year Ended March 31,
	2012	2011	2010(1)		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$9.56	$9.82	$9.39		$8.75	$9.16	$9.71

Income from investment operations:
Net investment income	0.28	0.35 (2)	0.23	(2)	0.38 (2)	0.35 (2)	0.42 (2)
Net realized and unrealized gains (losses) on investments	0.41	(0.14)	0.42		0.69	(0.44)	—
Total from investment operations	0.69	0.21	0.65		1.07	(0.09)	0.42

Less Distributions:
Dividends from net investment income	(0.20)	(0.32)	(0.22)		(0.38)	(0.32)	(0.39)
Dividends from net realized gains	(0.08)	(0.15)	—		(0.05)	—	(0.58)
Total distributions	(0.28)	(0.47)	(0.22)		(0.43)	(0.32)	(0.97)
Paid-in capital from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)	—
Net asset value, end of period	$9.97	$9.56	$9.82		$9.39	$8.75	$9.16

TOTAL RETURN	7.38%	2.35%	6.98	%(4)	12.33%	(0.93)%	4.48%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$3.57	$4.05	$4.45		$4.62	$2.06	$2.03
Ratio of expenses to average net assets:
Before expense reimbursement	2.12%	2.38%	2.10	%(5)	1.93%	2.14%	2.19%
After expense reimbursement	1.30%	1.30%	1.30	%(5)	1.31%	1.33%	1.33%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.01%	2.58%	3.37	%(5)	3.49%	3.21%	3.53%
After expense reimbursement	2.83%	3.66%	4.17	%(5)	4.11%	4.02%	4.40%
Portfolio turnover rate(6)	75%	57%	46	%(4)	28%	39%	102%

(1)  The Fund changed its fiscal year end from March 31 to October 31.
(2)  Calculated based on average shares outstanding method.
(3)  Amount is less than $0.01.
(4)  Not Annualized.
(5)  Annualized.
(6)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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68

Financial Highlights
Hennessy Core Bond Fund (formerly FBR Core Bond Fund)

For an Institutional Class share outstanding throughout each period

			For the Period
			April 1,
	For the Year		2010 to
	Ended October 31,		October 31,		Year Ended March 31,
	2012	2011	2010(1)		2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$8.77	$9.05	$8.67		$8.11	$8.52	$9.10

Income from investment operations:
Net investment income	0.27	0.34 (2)	0.23	(2)	0.37 (2)	0.35 (2)	0.39 (2)
Net realized and unrealized gains (losses) on investments	0.38	(0.12)	0.38		0.64	(0.42)	0.03
Total from investment operations	0.65	0.22	0.61		1.01	(0.07)	0.42

Less Distributions:
Dividends from net investment income	(0.28)	(0.35)	(0.23)		(0.40)	(0.34)	(0.42)
Dividends from net realized gains	(0.08)	(0.15)	—		(0.05)	—	(0.58)
Total distributions	(0.36)	(0.50)	(0.23)		(0.45)	(0.34)	(1.00)
Paid-in capital from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)	—
Net asset value, end of period	$9.06	$8.77	$9.05		$8.67	$8.11	$8.52

TOTAL RETURN	7.63%	2.62%	7.15	%(4)	12.62%	(0.74)%	4.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$33.34	$23.25	$24.25		$23.89	$22.05	$21.95
Ratio of expenses to average net assets:
Before expense reimbursement	1.31%	1.43%	1.47	%(5)	1.69%	1.89%	1.94%
After expense reimbursement	1.05%	1.05%	1.05	%(5)	1.06%	1.08%	1.08%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.74%	3.54%	4.00	%(5)	3.74%	3.46%	3.60%
After expense reimbursement	3.00%	3.92%	4.41	%(5)	4.37%	4.27%	4.46%
Portfolio turnover rate(6)	75%	57%	46	%(4)	28%	39%	102%

(1)  The Fund changed its fiscal year end from March 31 to October 31.
(2)  Calculated based on average shares outstanding method.
(3)  Amount is less than $0.01.
(4)  Not Annualized.
(5)  Annualized.
(6)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

69

Notes to the Financial Statements
October 31, 2012

1).  ORGANIZATION

The Hennessy Focus Fund (the “Focus Fund”), Hennessy Gas Utility Index Fund (the “Gas Fund”), Hennessy Small Cap Financial Fund (the “Small Cap Financial Fund”), Hennessy Large Cap Financial Fund (the “Large Cap Financial Fund”), Hennessy Technology Fund (the “Technology Fund”), Hennessy Equity and Income Fund (the “Equity and Income Fund”), and Hennessy Core Bond Fund (the “Core Bond Fund”) (each a “Fund” and collectively, the “Funds”), are each a series of the Hennessy Funds Trust (the “Trust”), which was organized as a Delaware Statutory Trust on September 17, 1992.  Each Fund is a successor to a series of The FBR Funds, a Delaware Statutory Trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  The Focus Fund, Gas Fund, Small Cap Financial Fund, Large Cap Financial Fund, Technology Fund, Equity and Income Fund and Core Bond Fund are the successors to the FBR Focus Fund, FBR Gas Utility Index Fund, FBR Small Cap Financial Fund, FBR Large Cap Financial Fund, FBR Technology Fund, FBR Balanced Fund and the FBR Core Bond Fund, respectively (each a “Predecessor Fund” and collectively, the “Predecessor Funds”).

Prior to October 26, 2012, each Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Funds received Investor Class shares of the Funds (the Investor Class shares of each Fund is the successor to the accounting and performance information of the corresponding Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Funds received Institutional Class shares of the Funds (the Institutional Class shares of each Fund is the successor to the accounting and performance information of the corresponding Predecessor Fund).  The Focus Fund, Gas Fund, Small Cap Financial Fund, Large Cap Financial Fund and Technology Fund are open-end, non-diversified management investment companies registered under the 1940 Act.  The Equity and Income Fund and Core Bond Fund are open-end, diversified management investment companies registered under the 1940 Act.  The investment objective of the Focus Fund, Small Cap Financial Fund, Large Cap Financial Fund, and Technology Fund is capital appreciation.  The investment objective of the Gas Fund is income and capital appreciation.  The investment objective of the Equity and Income Fund is long-term capital growth and current income.  The investment objective of the Core Bond Fund is current income with capital growth as a secondary objective.

The Focus Fund, Small Cap Financial Fund, Technology Fund, Equity and Income Fund and Core Bond Fund offer Investor and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Gas Fund and Large Cap Financial Fund offer only Investor Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 4.

b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2012 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

	Accumulated Net	Accumulated Net	Paid In
	Investment Income/(Loss)	Realized Gain/(Loss)	Capital
Focus Fund	$42,697	$(42,697)	$—
Gas Fund	$9,169	$(9,169)	$—
Small Cap Financial Fund	$488,624	$(488,624)	$—
Large Cap Financial Fund	$(995)	$(5)	$1,000
Technology Fund	$9,761	$—	$(9,761)
Equity and Income Fund	$24,670	$(24,670)	$—
Core Bond Fund	$(6,682)	$6,681	$1

The permanent differences primarily relate to net operating losses and capital loss carryovers lost due to expiration.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Focus Fund, Small Cap Financial Fund, Large Cap Financial Fund and Technology Fund, if any, are declared and paid out annually, usually in November or December of each year. The Gas Fund and Equity and Income Fund declare and pay any such dividends quarterly. The Core Bond Fund declares and pays

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net investment income, if any, monthly. Distributions from net realized capital gains, if any, are declared and paid annually, usually in November or December of each year, for all of the Funds. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charged a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase through October 26, 2012. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The redemption fees were retained by each Fund and treated as additional paid-in capital and allocated to each respective class of shares (if applicable).  Such fees become part of that Fund’s daily NAV calculation.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

i).
Repurchase Agreements – The Funds may enter into repurchase agreements with member banks or security dealers of the Federal Reserve whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient, in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

j).
Accounting for Uncertainty in Income Taxes – The Funds have adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of October 31, 2012, open Federal and state tax years for the Funds include the tax years ended October 31, 2009 through 2012.

k).
Derivatives – The Funds may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the year ended October 31, 2012, the Funds did not hold any derivative instruments.

l).
Events Subsequent to the Fiscal Period End – The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred subsequent to October 31, 2012, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

m).
New Accounting Pronouncements – In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management continues to evaluate the application of this pronouncement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

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In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective applications for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statements disclosures.

3).  RISK FACTORS

Market Risks – Loss of money is a risk of investing in the Funds. The net asset value of the Funds can be expected to change daily and you may lose money. As with any mutual fund, there is no guarantee that the Funds’ performance will be positive over any period of time, either short-term or long-term. A Fund’s success depends largely on the Adviser’s ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds and small-cap or mid-cap stocks will be more or less favorable than large-cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in “favor.”

Equity Investments – Because each of the Funds, with the exception of the Core Bond Fund, invests in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by a Fund, can affect the Fund’s performance. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, and forecasts for the issuer’s industry and the value of the issuer’s assets.

IPO Investments – The Technology, Equity and Income and Core Bond Funds invest in IPO shares which are subject to market risk and liquidity risk. The market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited public information about the issuer. The purchase of IPO shares may involve high transaction costs. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

Temporary Defensive Position – Each of the Funds may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions. To the extent the assets of a Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Industry Concentration – Because of their narrow focus, the Large Cap Financial and the Small Cap Financial, the Technology and the Gas Funds are tied closely to and affected by the financial services, technology, and natural gas distribution and transmission industries, respectively. The value of the Funds may be subject to greater volatility than funds with portfolios that are less concentrated.

Investments in Derivatives – The Focus, Small Cap Financial, Large Cap Financial and Technology Funds may engage in derivative instruments such as options, futures and forward foreign currency exchange contracts. Derivative instruments are instruments that derive their value from a different underlying security, index or financial indicator. A Fund may use derivatives for either hedging or non-hedging purposes, or for both purposes, including for purposes of enhancing return. Investing for non-hedging purposes may be considered speculative and involve additional risks.

Foreign Investments – The Technology, Gas, Equity and Income and Core Bond Funds invest in foreign securities which presents unique investment risks. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. The Fund may invest in both sponsored and unsponsored ADRs which are receipts issued by a U.S. bank or trust company evidencing ownership of an indirect interest in underlying securities issued by a foreign issuer. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the non-U.S. issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the non-U.S. issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Debt Investments – The Equity and Income and Core Bond Funds invest in debt securities. The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond’s maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Investments – The Equity and Income and Core Bond Funds may invest a small portion of their assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds.

Mortgage-Backed and Asset-Backed Securities Investments – The Equity and Income and Core Bond Funds may invest in mortgage and asset-backed securities that are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal

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owed to the issuer. If prepayment occurs, the Funds may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund’s share price and income distribution.

Mid-Cap and Small-Cap Investments – The Focus, Large Cap Financial, Small Cap Financial and Technology Funds invest in the securities of mid-cap and small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap and small-cap companies usually have more limited marketability. Because mid-cap and small-cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices. Additionally, securities of mid-cap and small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and typically there is less publicly available information concerning mid-cap and small-cap companies than for larger, more established companies. Although investing in securities of mid-cap and small-cap companies offers potential above-average returns if the companies are successful, there is a risk that companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Securities of mid-cap and small-cap companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets or financial resources and may lack management depth. Securities of mid-cap and small-cap companies also may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns, especially in the financial services group of industries where changes in interest rates and demand for financial services are so closely tied to the economy.

Non-Diversification – The Focus, Large Cap Financial, Small Cap Financial, Technology and Gas Funds are classified as “non-diversified” investment companies under the 1940 Act, which means each Fund may own larger positions in a smaller number of securities. A fund that is less diversified may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified. However, each Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires that, among other things, at the close of each quarter of each Fund’s taxable year, a Fund may not (1) with respect to 50% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of outstanding voting securities of any one issuer, or (2) invest more than 25% of the value of its total assets in securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other registered investment companies.

Real Estate-Related Risk – Because the Small Cap Financial Fund focuses on financial services companies that may invest in real estate, the Fund is subject to the risks associated with ownership of real estate and with the real estate industry in general. Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions and are particularly sensitive to economic downturns. Real estate values are also affected by changes in interest rates and governmental actions such as tax and zoning changes.

Index Tracking – While the Gas Fund seeks to track the performance of the American Gas Association Index (“Index”) as closely as possible, the Fund’s return may not always be able to match or achieve a high correlation with the return of the Index due to such factors as the various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses which are not incurred by the Index. In addition, the Fund may not be fully invested at all times in the Index as a result of cash flows into the Fund or reserves of cash that are maintained in order to meet redemption requests and cover operating expenses.

4).  SECURITIES VALUATION

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post market close subsequent events (foreign markets), little public information exists or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participant’s would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds and real estate investment trust, which are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds and will be classified as Level 1 securities.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Funds (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are considered level 2 prices in the fair valuation hierarchy.  Because the Funds invest in foreign securities, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or redeem your shares.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Funds’ securities as of October 31, 2012, are included with each Fund’s Schedule of Investments.

5).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) during the year ended October 31, 2012, were as follows:

			Small Cap	Large Cap
	Focus	Gas	Financial	Financial
	Fund	Fund	Fund	Fund
Purchases	$83,926,873	$383,778,993	$76,057,181	$54,261,498
Sales	$105,401,370	$94,134,968	$74,303,904	$54,263,790

		Equity and
	Technology	Income	Core Bond
	Fund	Fund	Fund
Purchases	$8,666,862	$144,916,403	$7,353,476
Sales	$10,158,171	$18,061,058	$6,338,771

Purchases and sales/maturities of long-term U.S. Government Securities for the Equity and Income Fund were $106,893,406 and $52,906,358, respectively, for the year ended October 31, 2012.  Purchases and sales/maturities of long-term U.S. Government Securities for the Core Bond Fund were $23,891,718 and $16,804,925, respectively, for the year ended October 31, 2012.  There were no purchases or sales/maturities of long-term U.S. Government Securities for the Focus Fund, Gas Fund, Small Cap Financial Fund, Large Cap Financial Fund, and Technology Fund for the year ended October 31, 2012.

6).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the Advisor of the Funds. The Advisor provides the Funds with investment management services under a Management Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the

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personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee from each Fund. The fee is based upon the average daily net assets of the Funds at the annual rate of:

Focus Fund	0.90%
Gas Fund	0.40%
Small Cap Financial Fund	0.90%
Large Cap Financial Fund	0.90%
Technology Fund	0.90%
Equity and Income Fund	0.80%
Core Bond Fund	0.80%

Advisor fees payable for the Funds as of October 31, 2012, were:

Focus Fund	$594,508
Gas Fund	$248,508
Small Cap Financial Fund	$153,494
Large Cap Financial Fund	$ 50,217
Technology Fund	$ —
Equity and Income Fund	$139,264
Core Bond Fund	$ 13,075

Prior to the close of business on October 26, 2012, FBR Fund Advisers, Inc. (“FBR”), acted as investment advisor to the Predecessor Funds.  FBR furnished all investment advice, office space, facilities, and provided most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee from each Fund. The fee was based upon the average daily net assets of the Funds at the annual rate of:

Focus Fund	0.90%
Gas Fund	0.40%
Small Cap Financial Fund	0.90%
Large Cap Financial Fund	0.90%
Technology Fund	0.90%
Equity and Income Fund	0.80%
Core Bond Fund	0.80%

The Advisor has delegated the day to day management of the Focus Fund to a sub-advisor, Broad Run Investment Management, LLC (“Broad Run”).  The Advisor has delegated the day to day management of the Equity and Income Fund to Financial Counselors, Inc. (“FCI”) and The London Company (“London Co.”, “Broad Run”, and “FCI”, each a “Sub-Advisor”).  The Advisor has delegated the day to day management of the Core Bond Fund to FCI.  Broad Run became the Sub-Advisor effective at the close of business on October 26, 2012.  Both FCI and London Co. were Sub-Advisors during the entire year ended October 31, 2012.  The Advisor pays the Sub-Advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Funds.

The Advisor has contractually agreed to limit each class of shares of each Fund’s total operating expenses and to maintain these limitations with regard to each class of shares of each Fund through February 28, 2015. The following are the limits for the Funds, based on average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses, and for the Equity and Income Fund and Core Bond Fund, also excluding 12b-1 fees):

	Investor Class	Institutional Class
Focus Fund	1.95%	1.70%
Gas Fund	0.85%	N/A
Small Cap Financial Fund	1.95%	1.70%
Large Cap Financial Fund	1.95%	N/A
Technology Fund	1.95%	1.70%
Equity and Income Fund	1.08%*	1.08%
Core Bond Fund	1.05%*	1.05%

*	Amount shown excludes the 12b-1 fee. Including the 12b-1 fee, the amounts are 1.33% and 1.30% for the Equity and Income Fund and Core Bond Fund, respectively.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Funds to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  The Advisor waived or reimbursed expenses of $770 and $759 for the Technology and Core Bond Funds, respectively, during the period October 27, 2012 through October 31, 2012.  As of October 31, 2012, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	Amount	Year of Expiration
Technology Fund	$770	2015
Core Bond Fund	$759	2015

During the period November 1, 2011 through the close of business on October 26, 2012, FBR had contractually agreed to limit each class of shares of each Fund’s total operating expenses and to maintain the expense limitations listed above with regard to each class of shares of each Fund through February 28, 2015.

Prior to the close of business on October 26, 2012, with respect to the Equity and Income Fund, FBR had agreed to voluntarily limit fees and/or pay expenses in amounts necessary in order to limit the total annual operating expenses of the Equity and Income Fund, after

HENNESSY FUNDS                                                                                                           1-800-966-4354

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any such fee waivers and/or expense reimbursements, to 0.99% (excluding 12b-1 fees, brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business). The fee reductions and expenses reimbursed are reflected as a reduction of total expenses in the Statement of Operations.

During the period November 1, 2011, through October 26, 2012, in connection with certain expense limitation arrangements between the Equity and Income Fund, Core Bond Fund and FBR, these Funds had agreed to pay FBR for certain amounts waived and/or reimbursed by the Armed Forces Benefit Association (“AFBA”) pursuant to an expense limitation agreement, as assigned, provided that such repayment does not cause the total fund operating expenses for a Fund to exceed certain specified limits and the repayment is made within three years after the year in which AFBA incurred the expense.

The Trust, on behalf of the Investor Class shares of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund, except the Gas Fund, pays Quasar Distributors, LLC (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.  Quasar acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliated company of U.S. Bank, N.A.

During the period November 1, 2011, through October 26, 2012, each Fund, except the Gas Fund, paid FBR Investment Services, Inc., (the “Former Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. Fees paid to the Former Distributor under the Plan were payable without regard to actual expenses incurred.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. Administrative services under this agreement include custody, distribution, fund accounting, fund administration and transfer agent services.  In addition, the Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

Pursuant to the Administrative Services Agreement, during the period November 1, 2011, through October 26, 2012, FBR also provided administrative services to the Funds including oversight of service providers. FBR received 0.04% of average daily net assets of the Trust. FBR also provided the Funds with office space, facilities and business equipment and generally administered the Funds’ business affairs and provided the services of executive and clerical personnel for administering the affairs of the Funds. FBR compensated all personnel, Officers and Trustees of the Funds if such persons were employees of FBR. For the year ended October 31, 2012, USBFS earned $629,224 and FBR earned $732,653 in administration fees.

The Funds have entered into agreements with various brokers, dealers and financial intermediaries in connection with the sale of shares of the Funds.  The agreements provide for periodic payments by the Funds to the brokers, dealers and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include: the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status and facilitating shareholder telephone transactions. Fees paid by the Funds to various brokers, dealers and financial intermediaries for the year ended October 31, 2012, were:

Focus Fund	$780,119
Gas Fund	$545,625
Small Cap Financial Fund	$171,819
Large Cap Financial Fund	$ 73,853
Technology Fund	$ 12,792
Equity and Income Fund	$143,828
Core Bond Fund	$ 18,706

During the period November 1, 2011 through October 26, 2012, the Small Cap Financial Fund and the Large Cap Financial Fund paid $13,440 and $1,450, respectively, in brokerage commissions from portfolio transactions to FBR Capital Markets & Co. (“FBR & Co.”), an affiliate of FBR and the former distributor. No other Fund paid commissions to FBR & Co. during the year.

7).  LINE OF CREDIT

The Funds have a $70,000,000 line of credit, whereas each Fund may draw an amount up to 30% of its net assets, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with its custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the year ended October 31, 2012, the Gas Fund had an outstanding average daily balance and a weighted average interest rate of $3,992 and 3.25%, respectively. The maximum amount outstanding for the Gas Fund during the period was $1,461,000.  During the year ended October 31, 2012, the Large Cap Financial Fund had an outstanding average daily balance and a weighted average interest rate of $1,617 and 3.25%, respectively.  The maximum amount outstanding for the Large Cap Financial Fund during the period was $242,000.  During the year ended October 31, 2012, the Technology Fund had an outstanding average daily balance and a weighted average interest rate of $571 and 3.25%, respectively.  The maximum amount outstanding for the Technology Fund during the period was $209,000.  During the year ended October 31, 2012, the Focus Fund, Small Cap Financial Fund, Equity and Income Fund and Core Bond Fund had no line of credit activity.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Small Cap	Large Cap
	Focus	Gas	Financial	Financial
	Fund	Fund	Fund	Fund
Cost of investments for tax purposes	$442,578,126	$564,677,823	$191,400,745	$61,160,366
Gross tax unrealized appreciation	357,306,224	201,268,754	33,959,132	9,016,974
Gross tax unrealized depreciation	(14,160,506)	(20,757,180)	(14,179,104)	(5,456,894)
Net tax unrealized appreciation (depreciation)	$343,145,718	$180,511,574	$19,780,028	$3,560,080
Net unrealized gain/loss - foreign currency	—	(5,245)	—	—
Undistributed ordinary income	$—	$3,186,762	$715,079	$50,837
Undistributed long-term capital gains	63,358,200	14,828,033	—	—
Total distributable earnings	$63,358,200	$18,014,795	$715,079	$50,837
Other accumulated gains/(losses)	$(5,555,872)	$—	$(3,658,128)	$(3,635,103)
Total accumulated earnings/(losses)	$400,948,046	$198,521,124	$16,836,979	$(24,186)

		Equity and
	Technology	Income	Core Bond
	Fund	Fund	Fund
Cost of investments for tax purposes	$5,457,305	$279,885,717	$34,804,033
Gross tax unrealized appreciation	326,484	28,255,283	2,158,247
Gross tax unrealized depreciation	(373,173)	(4,545,755)	(342,459)
Net tax unrealized appreciation (depreciation)	$(46,689)	$23,709,528	$1,815,788
Undistributed ordinary income	$—	$312,645	$379,230
Undistributed long-term capital gains	—	—	368,448
Total distributable earnings	$—	$312,645	$747,678
Other accumulated gains/(losses)	$(2,273,175)	$(2,913,369)	$—
Total accumulated earnings/(losses)	$(2,319,864)	$21,108,804	$2,563,466

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2012, the Funds had capital loss carryforwards which expire as follows:

Small Cap Financial Fund	3,568,128	10/31/19
Large Cap Financial Fund	10,229	10/31/16
	1,162,148	10/31/17
	874,811	10/31/19
	398,257	indefinite (ST)
	1,189,658	indefinite (LT)
Technology Fund	237,174	10/31/16
	1,908,045	10/31/17
	60,544	indefinite (LT)
Equity and Income Fund	2,913,369	10/31/17

During the year ended October 31, 2012, the Small Cap Financial Fund and the Equity and Income Fund utilized $2,807,880 and $1,432,437 of capital loss carryforwards, respectively.

At October 31, 2012, the Focus Fund, Gas Fund, and Core Bond Fund had no tax basis capital losses to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2012 and 2011 for the Funds were as follows:

	Year Ended	Year Ended
Focus Fund	October 31, 2012	October 31, 2011
Ordinary Income	$—	$—
Long-term capital gain	68,842,192	25,642,828
	$68,842,192	$25,642,828

HENNESSY FUNDS                                                                                                           1-800-966-4354

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	Year Ended	Year Ended
Gas Fund	October 31, 2012	October 31, 2011
Ordinary Income	$18,087,340	$8,228,128
Long-term capital gain	1,903,385	2,612,243
	$19,990,725	$10,840,371

	Year Ended	Year Ended
Small Cap Financial Fund	October 31, 2012	October 31, 2011
Ordinary Income	$3,181,624	$2,863,168
Long-term capital gain	—	—
	$3,181,624	$2,863,168

	Year Ended	Year Ended
Large Cap Financial Fund	October 31, 2012	October 31, 2011
Ordinary Income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Year Ended	Year Ended
Technology Fund	October 31, 2012	October 31, 2011
Ordinary Income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Year Ended	Year Ended
Equity and Income Fund	October 31, 2012	October 31, 2011
Ordinary Income	$3,322,362	$2,140,167
Long-term capital gain	—	—
	$3,322,362	$2,140,167

	Year Ended	Year Ended
Core Bond Fund	October 31, 2012	October 31, 2011
Ordinary Income	$1,054,980	$1,086,378
Long-term capital gain	141,198	447,915
	$1,196,178	$1,534,293

At October 31, 2012 the following funds deferred, on a tax basis, post-October losses of:

Post
	Late Year	October
	Ordinary Loss Deferral	Loss Deferral
Focus Fund	(5,555,872)	—
Gas Fund	—	—
Small Cap Financial Fund	—	—
Large Cap Financial Fund	—	—
Technology Fund	(64,030)	—
Equity and Income Fund	—	—
Core Bond Fund	—	—

9).  FUND REORGANIZATION

On October 25, 2012, the shareholders of the FBR Focus Fund, FBR Gas Utility Index Fund, FBR Small Cap Financial Fund, FBR Large Cap Financial Fund, FBR Technology Fund, FBR Balanced Fund and FBR Core Bond Fund approved the agreement and plan of reorganization providing for the transfer of assets and the assumption of liabilities of the FBR Focus Fund, FBR Gas Utility Index Fund, FBR Small Cap Financial Fund, FBR Large Cap Financial Fund, FBR Technology Fund, FBR Balanced Fund and FBR Core Bond Fund by each of the Hennessy Focus Fund, Hennessy Gas Utility Index Fund, Hennessy Small Cap Financial Fund, Hennessy Large Cap Financial Fund, Hennessy Technology Fund, Hennessy Equity and Income Fund and Hennessy Core Bond Fund, respectively.  Each of the FBR Funds was reorganized into a Hennessy Fund created to carry out the reorganizations, with each Hennessy Fund having the same investment objective and substantially similar principal investment strategies as its corresponding FBR Fund.  The reorganization was effective as of the close of business on October 26, 2012.  The following tables illustrate the specifics of each Fund’s reorganization:

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FBR Focus Fund	Shares issued to Shareholders	Hennessy Focus Fund
Net Assets	of FBR Focus Fund	Net Assets	Combined Net Assets	Tax Status of Transfer
$778,311,000(1)	15,154,076	$0	$778,311,000	Non-taxable

(1)  Includes accumulated realized gains and unrealized appreciation in the amounts of $132,243,088 and $336,125,053 respectively.

FBR Gas Utility Index	Shares issued to Shareholders	Hennessy Gas Utility Index
Fund Net Assets	of FBR Gas Utility Index Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$741,949,009(2)	32,378,877	$0	$741,949,009	Non-taxable

(2)  Includes accumulated realized gains and unrealized appreciation in the amounts of $3,950,643 and $194,357,194 respectively.

FBR Small Cap Financial	Shares issued to Shareholders	Hennessy Small Cap
Fund Net Assets	of FBR Small Cap Financial Fund	Financial Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$210,320,731(3)	12,112,883	$0	$210,320,883	Non-taxable

(3)  Includes accumulated realized losses and unrealized appreciation in the amounts of ($7,187,955) and $22,624,133 respectively.

FBR Large Cap Financial	Shares issued to Shareholders	Hennessy Large Cap
Fund Net Assets	of FBR Large Cap Financial Fund	Financial Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$64,199,213(4)	4,567,064	$0	$64,199,213	Non-taxable

(4)  Includes accumulated realized losses and unrealized appreciation in the amounts of ($7,700,523) and $7,128,156 respectively.

FBR Technology	Shares issued to Shareholders	Hennessy Technology
Fund Net Assets	of FBR Technology Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$5,413,138(5)	504,081	$0	$5,413,138	Non-taxable

(5)  Includes accumulated realized losses and unrealized appreciation in the amounts of ($2,345,527) and $119,831 respectively.

FBR Balanced Fund	Shares issued to Shareholders	Hennessy Equity and
Net Assets	of FBR Balanced Fund	Income Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$304,557,978(6)	22,268,632	$0	$304,557,978	Non-taxable

(6)  Includes accumulated realized losses and unrealized appreciation in the amounts of ($2,836,830) and $22,782,279 respectively.

FBR Core Bond	Shares issued to Shareholders	Hennessy Core Bond
Fund Net Assets	of FBR Core Bond Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$36,814,419(7)	4,033,537	$0	$36,814,419	Non-taxable

(7)  Includes accumulated realized gains and unrealized appreciation in the amounts of $1,455,845 and $1,687,723 respectively.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Hennessy Funds Trust
Novato, CA

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hennessy Focus Fund (formerly FBR Focus Fund), Hennessy Gas Utility Index Fund (formerly FBR Gas Utility Index Fund), Hennessy Small Cap Financial Fund (formerly FBR Small Cap Financial Fund), Hennessy Large Cap Financial Fund (formerly FBR Large Cap Financial Fund), Hennessy Technology Fund (formerly FBR Technology Fund), Hennessy Equity and Income Fund (formerly FBR Balanced Fund), and Hennessy Core Bond Fund (formerly FBR Core Bond Fund) (the “Funds”), each a series of Hennessy Funds Trust (successor to a series of The FBR Funds) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for the Hennessy Equity and Income Fund and the Hennessy Core Bond Fund  which includes the statements of operations for the year then ended and  statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the financial highlights for the seven month period ended October 31, 2010 and the year ended March 31, 2010. With respect to the Hennessy Equity and Income Fund and Hennessy Core Bond Fund, the financial highlights for each of the two years in the period ended March 31, 2009 have been audited by other auditors, whose reports dated May 27, 2009 expressed unqualified opinions on such financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Focus Fund, Hennessy Gas Utility Index Fund, Hennessy Small Cap Financial Fund, Hennessy Large Cap Financial Fund,  Hennessy Technology Fund, Hennessy Equity and Income Fund, and Hennessy Core Bond Fund, as of October 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2012

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Directors/Trustees and Officers of the Funds (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors/Trustees.  Information pertaining to the Directors and Officers of the Funds is set forth below.  The Funds’ Statement of Additional Information includes additional information about the Funds’ Directors/Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
				Portfolios	Other
				in the Fund	Directorships
	Position(s)	Term of Office		Complex	(During Past
	Held with	and Length of	Principal Occupation(s)	Overseen	5 Years) Held
Name, Address, and Age	the Fund	Time Served	During Past 5 Years	by Trustee	by Trustee
Disinterested Trustees (as defined below)
J. Dennis DeSousa	Trustee	Indefinite, until	Mr. DeSousa is a real estate investor.	16	None.
Age: 76		successor elected
Address:
c/o Hennessy Advisors, Inc.		Served since January
7250 Redwood Blvd.		1996 HMFI and HFI;
Suite 200		since July 2005 HFT;
Novato, CA 94945		and since September
2009 HSFT

Robert T. Doyle	Trustee	Indefinite, until	Mr. Doyle has been the Sheriff of	16	None.
Age: 65		successor elected	Marin County, California since 1996.
Address:
c/o Hennessy Advisors, Inc.		Served since January
7250 Redwood Blvd.		1996 HMFI and HFI;
Suite 200		since July 2005 HFT;
Novato, CA 94945		and since September
2009 HSFT

Gerald P. Richardson	Trustee	Indefinite, until	Mr. Richardson is an independent	16	None.
Age: 67		successor elected	consultant in the securities industry.
Address:
c/o Hennessy Advisors, Inc.		Served since May 2004
7250 Redwood Blvd.		HMFI and HFI; since
Suite 200		July 2005 HFT; and
Novato, CA 94945		since September
2009 HSFT

“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy(1)	Trustee,	Trustee:	Mr. Hennessy has been employed by	16	Director of Hennessy
Age: 56	President and	Indefinite, until	Hennessy Advisors, Inc., the Funds’		Advisors, Inc.
Address:	Chairman of	successor elected	investment advisor, since 1989. He
c/o Hennessy Advisors, Inc.	the Board		currently serves as President, Chairman,
7250 Redwood Blvd.		Served since January	CEO, Portfolio Manager and CIO of
Suite 200		1996 HMFI and HFI;	Hennessy Advisors, Inc.
Novato, CA 94945		since July 2005 HFT;
and since September
2009 HSFT

Officer:
1 year term

Served since June 2008
HMFI, HFI and HFT; and
since September 2009 HSFT

Joe Fahy(1)	Vice President	1 year term	Mr. Fahy has been employed by	N/A	N/A
Age: 34	and Chief		Hennessy Advisors, Inc., the Funds’
Address:	Compliance	Since June 2010 HMFI,	investment advisor, since 2005.
c/o Hennessy Advisors, Inc.	Officer	HFI, HFT and HSFT
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

(1)  All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

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Number of
				Portfolios	Other
				in the Fund	Directorships
	Position(s)	Term of Office		Complex	(During Past
	Held with	and Length of	Principal Occupation(s)	Overseen	5 Years) Held
Name, Address, and Age	the Fund	Time Served	During Past 5 Years	by Trustee	by Trustee
Interested Persons
Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been employed by	N/A	N/A
Age: 46	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Treasurer	Since January 1996	investment advisor, since 1989. She
c/o Hennessy Advisors, Inc.		HMFI and HFI; since	currently serves as Executive Vice
7250 Redwood Blvd.		July 2005 HFT; and	President, Chief Operations Officer,
Suite 200		since September	Chief Financial Officer and Secretary
Novato, CA 94945		2009 HSFT	of Hennessy Advisors, Inc.

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by	N/A	N/A
Age: 56	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Since March 2000	investment advisor, since 2000. He
c/o Hennessy Advisors, Inc.		HMFI and HFI; since	currently serves as Executive Vice
7250 Redwood Blvd.		July 2005 HFT; and	President and Chief Compliance Officer
Suite 200		since September	of Hennessy Advisors, Inc.
Novato, CA 94945		2009 HSFT

David Ellison(1)	Senior	1 year term	Mr. Ellison has served as Portfolio	N/A	N/A
Age: 54	Vice President		Manager of the Hennessy Large Cap
Address:	& Chief	Since October 2012	Financial Fund (formerly the FBR Large
100 Federal Street	Investment		Cap Financial Fund), the Hennessy
29th Floor	Officer		Small Cap Financial Fund (formerly the
Boston, MA 02110			FBR Small Cap Financial Fund), and the
Hennessy Technology Fund (formerly
the FBR Technology Fund) since inception.

Mr. Ellison previously served as Director,
CIO & President of FBR Advisers, Inc. from
December 1999 to October 2012.

Brian Peery(1)	Vice President	1 year term	Mr. Peery has been employed by	N/A	N/A
Age: 43	and		Hennessy Advisors, Inc., the Funds’
Address:	Co-Portfolio	As Vice President, since	investment advisor, since 2002.
c/o Hennessy Advisors, Inc.	Manager	March 2003 HMFI and
7250 Redwood Blvd.		HFI; since July 2005
Suite 200		HFT; and since
Novato, CA 94945		September 2009 HSFT

As Co-Portfolio Manager,
since February 2011
HMFI, HFI, HFT and HSFT

Winsor (Skip) Aylesworth(1)	Vice President &	1 year term	Mr. Aylesworth has been Portfolio	N/A	N/A
Age: 65	Portfolio Manager		Manager of the Hennessy Gas Utility
Address:		Since October 2012	Index Fund (formerly the FBR Gas Utility
100 Federal Street			Index Fund) since 1998 and Portfolio
29th Floor			Manager of the Hennessy Technology
Boston, MA 02110			Fund (formerly the FBR Technology
Fund) since inception.

Mr. Aylesworth previously served as
Executive Vice President of the FBR
Funds from 1999 to October 2012.

(1)  All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Key:
HMFI = Hennessy Mutual Funds, Inc.
HFI = Hennessy Funds, Inc.
HFT = Hennessy Funds Trust
HSFT = Hennessy SPARX Funds Trust

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Expense Example (Unaudited)
October 31, 2012

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses
The first set of lines of the table below provide information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual
Focus Fund – Investor Class	$1,000.00	$1,016.70	$7.20
Gas Fund – Investor Class	$1,000.00	$1,046.80	$3.65
Small Cap Financial Fund – Investor Class	$1,000.00	$1,072.40	$7.61
Large Cap Financial Fund – Investor Class	$1,000.00	$1,017.20	$8.01
Technology Fund – Investor Class	$1,000.00	$ 897.40	$9.30
Equity and Income Fund – Investor Class	$1,000.00	$1,008.30	$6.26
Core Bond Fund – Investor Class	$1,000.00	$1,038.50	$6.66

Hypothetical (5% return before expenses)
Focus Fund – Investor Class	$1,000.00	$1,018.00	$7.20
Gas Fund – Investor Class	$1,000.00	$1,021.57	$3.61
Small Cap Financial Fund – Investor Class	$1,000.00	$1,017.80	$7.41
Large Cap Financial Fund – Investor Class	$1,000.00	$1,017.19	$8.01
Technology Fund – Investor Class	$1,000.00	$1,015.33	$9.88
Equity and Income Fund – Investor Class	$1,000.00	$1,018.90	$6.29
Core Bond Fund – Investor Class	$1,000.00	$1,018.60	$6.60

(1)
Expenses are equal to the Focus Fund’s expense ratio of 1.42%, the Gas Utility Index Fund’s expense ratio of 0.71%, the Small Cap Financial Fund’s expense ratio of 1.46%, the Large Cap Financial Fund’s expense ratio of 1.58%, the Technology Fund’s expense ratio of 1.95%, the Equity and Income Fund’s expense ratio of 1.24%, and the Core Bond Fund’s expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual
Focus Fund – Institutional Class	$1,000.00	$1,018.30	$5.73
Small Cap Financial Fund – Institutional Class	$1,000.00	$1,074.00	$6.73
Technology Fund – Institutional Class	$1,000.00	$ 897.20	$8.11
Equity and Income Fund – Institutional Class	$1,000.00	$1,009.80	$5.00
Core Bond Fund – Institutional Class	$1,000.00	$1,039.70	$5.38

Hypothetical (5% return before expenses)
Focus Fund – Institutional Class	$1,000.00	$1,019.46	$5.74
Small Cap Financial Fund – Institutional Class	$1,000.00	$1,018.65	$6.55
Technology Fund – Institutional Class	$1,000.00	$1,016.59	$8.62
Equity and Income Fund – Institutional Class	$1,000.00	$1,020.16	$5.03
Core Bond Fund – Institutional Class	$1,000.00	$1,019.86	$5.33

(2)
Expenses are equal to the Focus Fund’s expense ratio of 1.13%, the Small Cap Financial Fund’s expense ratio of 1.29%, the Technology Fund’s expense ratio of 1.70%, the Equity and Income Fund’s expense ratio of 0.99%, and the Core Bond Fund’s expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Funds’ Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds website at www.hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. Hennessy Funds’ proxy voting record is available on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Funds’ N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Focus Fund	0.00%
Gas Fund	98.42%
Small Cap Financial Fund	100.00%
Large Cap Financial Fund	0.00%
Technology Fund	0.00%
Equity and Income Fund	80.59%
Core Bond Fund	16.15%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2012, was as follows:

Focus Fund	0.00%
Gas Fund	94.00%
Small Cap Financial Fund	100.00%
Large Cap Financial Fund	0.00%
Technology Fund	0.00%
Equity and Income Fund	80.80%
Core Bond Fund	15.75%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Focus Fund	0.00%
Gas Fund	11.00%
Small Cap Financial Fund	0.00%
Large Cap Financial Fund	0.00%
Technology Fund	0.00%
Equity and Income Fund	0.00%
Core Bond Fund	13.00%

Householding

To help keep the Funds’ costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                           1-800-966-4354

85

Board Approval of Investment Advisory Agreements (Unaudited)

On October 7, 2012, the Board of Directors/Trustees of Hennessy Funds Trust approved the new investment advisory agreement for the Hennessy Focus Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, the Hennessy Technology Fund, the Hennessy Gas Utility Index Fund, the Hennessy Equity and Income Fund and the Hennessy Core Bond Fund, and the new sub-advisory agreements for the Hennessy Focus Fund, the Hennessy Equity and Income Fund and the Hennessy Core Bond Fund (each a “Fund” and collectively, “Hennessy Funds”). Each of these Funds was established to affect an agreement and plan of reorganization with, respectively, the FBR Focus Fund, the FBR Large Cap Financial Fund, the FBR Small Cap Financial Fund, the FBR Technology Fund, the FBR Gas Utility Index Fund, the FBR Balanced Fund, and the FBR Core Bond Fund. Each Fund has the same investment objective and substantially identical principal investment strategies as its corresponding FBR Fund.

In reaching a decision to engage Hennessy Advisors, Inc. as the Funds’ investment adviser, the Board, including all of the Trustees who are not “interested persons” of the Funds, considered (1) the nature, extent and quality of the services to be provided by Hennessy Advisors; (2) the compensation to be paid under the new investment advisory agreement, which is the same as the compensation under the investment advisory agreements for the FBR Funds, and the fairness of such compensation in light of the services to be provided; (3) the expense ratio of the Funds under the new investment advisory agreements, which is expected to be the same as under the investment advisory agreements for the FBR Funds, or slightly lower, and the willingness of Hennessy Advisors to maintain current expense caps in place for at least the two-year period following the closing of the reorganizations; (4) the qualifications of Hennessy Advisors’ personnel, portfolio management capabilities and investment methodologies; (5) Hennessy Advisors’ Code of Ethics and its operations, compliance program and policies with respect to trade allocation and brokerage practices; (6) the financial condition of Hennessy Advisors; (7) the appropriateness of the selection of Hennessy Advisors; (8) the extent to which economies of scale are relevant given the Funds’ current asset size and current asset growth potential; (9) the benefits that Fund shareholders will realize by being part of the Hennessy Funds family; (10) the terms of the proposed reorganizations, including the anticipated tax-free nature of the transactions for the FBR Funds and their shareholders; (11) financial arrangements relating to Hennessy Advisors’ acquisition of FBR Fund Advisers, Inc.; (12) Hennessy Advisors’ prior experience with mutual fund acquisitions and its experience with the use and oversight of sub-advisers in connection with the mutual funds that they manage; (13) the plans of Hennessy Advisors to maintain the current portfolio managers for the FBR Funds as portfolio managers of the corresponding Funds for at least the one-year period following the closing of the reorganizations; (14) the plans of Hennessy Advisors to maintain certain employees of FBR Fund Advisers as employees of Hennessy Advisors for at least the one-year period following the closing of the reorganizations; (15) the plans of Hennessy Advisors to continue to retain the compliance services firm that provides compliance services to the FBR Funds as a compliance consultant for at least the one-year period following the closing of the reorganizations; (16) the plans of the Hennessy Funds to retain each of the Trustees who are not interested persons of the FBR Funds to serve on an advisory board of the Hennessy Funds for a two-year period following the closing of the reorganizations; (17) that FBR Fund Advisers and Hennessy Advisors are bearing all of the costs of the reorganizations (other than fees and expenses related to any portfolio realignment), including proxy solicitation costs, and that the Funds will not incur any of the costs of carrying out and completing the reorganizations; (18) that the interests of shareholders of the FBR Funds will not be diluted as a result of the reorganizations; and (19) the nature, extent and quality of the non-advisory services to be provided by various service providers to the Hennessy Funds following the closing of the reorganizations, including the fund administration, fund accounting, shareholder servicing, distribution, transfer agency and custody services, which will not change as a result of the reorganizations as the FBR Funds and the Hennessy Funds use the same service providers for these services.

In reaching a decision to engage The London Company as sub-advisor for the Hennessy Equity and Income Fund, Financial Counselors, Inc. as sub-advisor to the Hennessy Equity and Income Fund and the Hennessy Core Bond Fund, and Broad Run Investment Management, LLC as sub-advisor for the Hennessy Focus Fund, the Board, including all of the Trustees who are not “interested persons” of the Funds, considered (1) the nature, extent and quality of the services to be provided by The London Company, Financial Counselors, Inc. and Broad Run Investment Management, LLC; (2) the compensation to be paid under the new sub-advisory agreements, which will be borne by Hennessy Advisors, and the fairness of such compensation in light of the services to be provided; (3) the expense ratio of the Funds under the new investment advisory agreements and sub-advisory agreements, which is expected to be the same as under the investment advisory agreements for the FBR Funds (and sub-advisory agreements), or slightly lower, and the willingness of Hennessy Advisors to maintain current expense caps in place for at least the two-year period following the closing of the reorganizations; (4) the qualifications of the personnel, portfolio management capabilities and investment methodologies of The London Company, Financial Counselors, Inc. and Broad Run Investment Management, LLC; (5) the operations, compliance program and policies with respect to trade allocation and brokerage practices of The London Company, Financial Counselors, Inc. and Broad Run Investment Management, LLC; (6) the financial condition of The London Company, Financial Counselors, Inc. and Broad Run Investment Management, LLC; (7) the appropriateness of the selection of The London Company, Financial Counselors, Inc. and Broad Run Investment Management, LLC; and (8) the extent to which economies of scale are relevant given the Funds’ current asset size and current asset growth potential.

Thus, based upon its review, the Board concluded that the new investment advisory agreement, with respect to each Fund, and each of the new sub-advisory agreements, with respect to the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund and the Hennessy Focus Fund, is reasonable, fair and in the best interests of that Fund and the Fund’s shareholders, and the fees provided under these agreements are fair and reasonable.

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86

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

87

(This Page Intentionally Left Blank.)

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88

For information, questions
or assistance, please call
The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR, TRANSFER
AGENT, DIVIDEND PAYING
AGENT & SHAREHOLDER
SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

DIRECTORS/TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

WWW.HENNESSYFUNDS.COM

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

HENNESSY FUNDS

ANNUAL REPORT

OCTOBER 31, 2012

Hennessy Cornerstone Growth Fund

Hennessy Cornerstone Mid Cap 30 Fund

Hennessy Cornerstone Large Growth Fund

Hennessy Cornerstone Value Fund

Hennessy Large Value Fund

Hennessy Total Return Fund

Hennessy Balanced Fund

Hennessy Japan Fund

Hennessy Japan Small Cap Fund

(This Page Intentionally Left Blank.)

Contents

Letter to shareholders	2
Performance overview (unaudited)
Hennessy Cornerstone Growth Fund	4
Hennessy Cornerstone Mid Cap 30 Fund	6
Hennessy Cornerstone Large Growth Fund	8
Hennessy Cornerstone Value Fund	10
Hennessy Large Value Fund	12
Hennessy Total Return Fund	14
Hennessy Balanced Fund	15
Hennessy Japan Fund	16
Hennessy Japan Small Cap Fund	18
Financial statements
Schedules of investments
Hennessy Cornerstone Growth Fund	21
Hennessy Cornerstone Mid Cap 30 Fund	26
Hennessy Cornerstone Large Growth Fund	29
Hennessy Cornerstone Value Fund	33
Hennessy Large Value Fund	36
Hennessy Total Return Fund	39
Hennessy Balanced Fund	43
Hennessy Japan Fund	46
Hennessy Japan Small Cap Fund	49
Statements of assets and liabilities	52
Statements of operations	54
Statements of changes in net assets	56
Statement of cash flows – Hennessy Total Return Fund	61
Financial highlights
Hennessy Cornerstone Growth Fund	62
Hennessy Cornerstone Mid Cap 30 Fund	64
Hennessy Cornerstone Large Growth Fund	66
Hennessy Cornerstone Value Fund	68
Hennessy Large Value Fund	70
Hennessy Total Return Fund	72
Hennessy Balanced Fund	73
Hennessy Japan Fund	74
Hennessy Japan Small Cap Fund	76
Notes to the financial statements	77
Report of Independent Registered Public Accounting Firm	86
Directors/Trustees and Officers of the Funds	87
Expense example	89
Proxy voting policy	91
Quarterly Filings on Form N-Q	91
Federal Tax Distribution Information	91
Privacy Policy	92

HENNESSY FUNDS                                                                                                                1-800-966-4354

December, 2012

Dear Hennessy Funds Shareholder:

The past year has been jam-packed with politics, continued economic uncertainty in the United States and around the world, and most recently, non-stop talk of the possible effects of the looming “Fiscal Cliff.”

Since the economic crisis of 2008, most Americans seem to have taken a “glass half empty” view and now seem to expect doom and gloom.  Talking about the decline of America has become a popular pastime around the world, and even Americans are jumping into the discussion. In fact, it feels like the United States has become an “underdog,” while China and other emerging nations are coined as the new world economic leaders.  But the reality is that the U.S. remains the world’s largest economy, and the stock market has continued to perform well.  Following the crisis in 2008, the Dow Jones Industrial Average was up 23% in 2009, up 14% in 2010, and up 8% in 2011. I believe, however, that many Americans, including individuals, business leaders, and political leaders, have remained resilient and continue to exhibit the stamina to work hard and the character to succeed.

I am not saying that our economy isn’t without issues.  But, I believe investors may be missing some key facts about our economy, and those facts transcend the rhetoric.  In last year’s shareholder letter, I told you that the major obstacle facing the U.S. economy and the stock market was clarity from our leaders in Washington on taxes, regulation and healthcare.  With the elections behind us, we have the clarity that President Obama will be our leader for another four years.  We know that the Democrats have the majority in the Senate and the Republicans have the majority in the House.  But where does that leave our economy, the financial markets and investors?

Post-Election Economy

The moment the last ballot was cast in November, the media began its talk of the “Fiscal Cliff.”  The dramatic use of the word “Cliff” is making everyone nervous.  I keep picturing the old Road Runner cartoons with the Coyote plummeting off a cliff and landing in a cloud of dust. It is my somewhat controversial opinion that we should drive right off the Fiscal Cliff and force our policy makers to get things “right” and not compromise for the sake of a compromise. I strongly believe that if we fall off the “Cliff,” in six months’ time our leaders would have to work together to create better policies, rather than trying to force quick fixes on these issues critical to our economy and our nation.

The election, the Fiscal Cliff and slow earnings growth may be eroding the confidence of our business leaders, who have cut costs and driven profits. However, companies here in the U.S. are still sitting on record amounts of cash.  Businesses require faith in their government to execute strategies that will put that capital to work, and to hire in earnest.  Now that there is some clarity, it must, in my opinion, be coupled with actionable policy on taxes and regulation for corporate attitudes and behavior to shift.  Corporate America, and frankly most of America, is losing its tolerance with polarized and stagnant politics.

For better or worse, business leaders need to know what regulations they’ll have to comply with, what tax rates will be and what healthcare will cost.  The writing is on the wall for higher taxes, and the Healthcare Reform Law appears to be here to stay.  The current administration seems to feel that they have a “green light” to push the 200 regulations related to Dodd-Frank and the numerous policies outlined in the Healthcare Reform Law into practice in the next four years.  I know that innovative business leaders in this country will implement new strategies as they seek to remain profitable, because that’s what they do. Many of America’s business leaders have shown that they have the character to succeed in any political or economic climate.

Financial Markets

The stock market will be forced to wade through this murky economy as we continue to navigate the partisan political quagmire. Many companies comprising the Dow Jones Industrial Average Index or the S&P 500 have strong balance sheets, respectable fundamentals and reasonable returns.  When our fiscal year ended on October 31, 2012, the Dow Jones was going strong at 9.51% calendar year to date.  Of course, after the election, the market “rioted” in order to force some decisions on the Fiscal Cliff.  In fact, in the ten days after the election, we saw the Dow lose 4%.  But in the long term, I believe the strengths of the economy should filter through to the markets.  We are in the midst of a slow but steady recovery that won’t easily be derailed.  I am, therefore, expecting another year with slow to moderate growth. There are still plenty of great stocks to buy. We are seeing improvement in many sectors, including the housing industry, and we still see strength in lower-end retailers.

Investors

Investors are still uncertain about putting their cash to work in the stock market, and they continue to flock to fixed income products.  Like business leaders, I believe that investors feel the same frustration with partisanship in Washington, and they need more answers in order to believe in the economic recovery. The strength I have seen in many of the lower-end retailers tells me that investors and consumers are still looking for value for their dollar. Many industry statistics report

WWW.HENNESSYFUNDS.COM

that Americans have been paying down their debt and saving more, even with interest rates at all-time lows.  And, I believe, the average investor could be experiencing some long-awaited comfort in the slow return of the housing market in our country.

Japan Market

I remain very excited about the possibilities for growth in the Japanese market.  Japanese companies have been employing the same tactics as U.S. based companies:  they are saving money, paying dividends and making strategic acquisitions.  With the passing of the torch to a new Prime-minister (Shinzo Abe) it looks as though the final piece to the economic puzzle in Japan may be in place.  It appears that the Japanese Government is supporting the weakening of the Yen, and that companies in Japan are prepared to increase their exports.  While I remain hopeful that the U.S. Administration’s actions and policies will support business and encourage personal success, Japan’s governing body seems to truly want Japanese companies and citizens to prosper and is taking action.  In a surprise move, Shinzo Abe’s call for an inflation target of 2% and a Yen of around 90 (up from approximately 76) to the dollar could do two things. First, it could help to end the deflation that has hampered the country for years, and second, it can encourage Japanese business leaders to increased profits, which would in turn drive more revenues for the Japanese Government.  All told, I truly believe that companies in Japan are poised to take off, and in turn so should the Japanese markets. I am confident that Japan is on the brink of the financial comeback that many investors have been waiting for.

While fiscal 2012 proved another difficult year for the global economy, at Hennessy Funds we remain focused on our proven investment strategies, and we will not compromise our long-standing commitment to manage our portfolios in the best interest of our shareholders.  As investors regain their confidence and return to investing based on facts and fundamentals, I believe we should return to steady, long-term market gains.

In late October, Hennessy Funds added seven new funds to our family of funds. We are excited to now offer our shareholders an expanded line-up of products, including 16 traditional domestic equity, sector and specialty, as well as more conservative balanced and fixed income mutual funds.

I personally would like to take a moment to reach out to the victims of Hurricane Sandy and Sandy Hook Elementary School.  No words can express the sorrow we feel for the families who lost loved ones.

Thank you for your continued confidence and investment in the Hennessy Funds.  If you have any questions or want to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small and medium-capitalization companies tend to have more limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods. A non-diversified fund, one that may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one or a small group of industries may be more volatile than a fund that invests in a broader range of industries. Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions and are particularly sensitive to economic downturns. IPO shares are subject to market risk and liquidity risk. The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. Some Funds may invest a portion of its assets in lower rated, high-yielding bonds (commonly known as “junk bonds”). Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 Index are unmanaged indices of common stocks comprised of major companies and assume reinvestment of dividends.  You cannot invest directly in an index.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Performance Overview (Unaudited)

The opinions expressed in the following commentaries reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for the Hennessy Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any Hennessy Fund. Security positions can and do change.

Hennessy Cornerstone Growth Fund
Investor Class Shares (HFCGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

				Since Inception
	One Year	Five Years	Ten Years	(11/1/96)
Hennessy Cornerstone Growth Fund – Investor Class	24.17%	-6.06%	4.80%	8.11%
Russell 2000 Index	12.08%	1.19%	9.58%	7.04%
S&P 500 Index	15.21%	0.36%	6.91%	6.35%

Gross expense ratio: 1.33%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE*

The Hennessy Cornerstone Growth Fund returned 24.17% for the twelve-month period ended October 31, 2012, significantly outperforming both the Russell 2000 Index, which returned 12.08%, and the S&P 500, which returned 15.21%, for the same period. The Fund’s outperformance versus the Russell 2000 Index was primarily due to stock selection within the Industrial, Consumer Discretionary and Materials sectors. This offset negative stock selection and sector allocation within Health Care and Financial stocks. United Rentals (up nearly 75%) was the biggest positive contributor within the Industrials sector. The equipment rental company posted very good revenue and earnings numbers throughout the year as rental rates are anticipated to show approximately 7% year over year increase. Overall, the best preforming stock in the portfolio during the 12-month period was American Vanguard (up approximately 190%) as a historically tight crop supply, high prices and strong farm incomes drove revenues and earnings for the agrichemical manufacturer. The consumer electronics company, VOXX International, was the poorest performing stock in the portfolio during the period (down approximately 4%). While year over year revenues were up, earnings remained roughly the same in the latter part of the year, contributing to the stock’s decline during the second half of the year.

The Hennessy Cornerstone Funds employ time-tested, purely quantitative stock selection formulas resulting in a highly-disciplined and repeatable investment process.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Hennessy Cornerstone Growth Fund
Institutional Class Shares (HICGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Three Years	(3/3/08)
Hennessy Cornerstone Growth Fund – Institutional Class	24.58%	12.37%	-1.35%
Russell 2000 Index	12.08%	14.82%	5.41%
S&P 500 Index	15.21%	13.21%	3.53%

Gross expense ratio: 1.09%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The expense ratios presented are those from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

1  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 3, 2008 (inception date of share class). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index and Russell 2000 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

*
On October 26, 2012 Hennessy purchased the assets of the FBR Funds. The FBR Small Cap Fund was reorganized into the Hennessy Cornerstone Growth Fund, which has a similar investment objective.  These holdings had very little impact on the overall performance of the Fund as those securities were held for only a few days prior to the close of the fiscal year-end.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Hennessy Cornerstone Mid Cap 30 Fund (formerly Hennessy Focus 30 Fund)
Investor Class Shares (HFMDX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Five Years	(9/17/03)
Hennessy Cornerstone Mid Cap 30 Fund – Investor Class	15.72%	3.94%	9.92%
S&P Midcap 400 Index	12.11%	3.12%	8.56%
S&P 500 Index	15.21%	0.36%	5.69%

Gross expense ratio: 1.36%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE*

The Hennessy Cornerstone Mid Cap 30 Fund returned 15.72% for the twelve-month period ended October 31, 2012, outperforming both the S&P Midcap 400 Index and the S&P 500 Index, which returned 12.11% and 15.21% respectively for the same period. The Fund was aided by stock selection within the Consumer Discretionary, Consumer Staples and Energy sectors, but performance was hampered by the relative weighting within the Financial and Health Care sectors, which were both underweight versus the benchmarks. Sunoco Logistics and Tesoro Corporation, both in the Energy sector, were our largest contributors to Fund performance, with the stocks up 55% and 45% respectively during the period. Tesoro’s turnaround was significant as the company was our largest negative contributor for the first half of the year, but a nearly $300 million contract with the Department of Defense and an improving market environment drove the stock higher during the latter portion of the year. Our worst performing stock during the period was Towers Watson, the human resource and financial consulting company, which was down 17% for the year after reporting disappointing fiscal fourth quarter numbers in August.

The Hennessy Cornerstone Funds employ time-tested, purely quantitative stock selection formulas resulting in a highly-disciplined and repeatable investment process.

CHANGE IN VALUE OF $10,000 INVESTMENT

1  Inception date

This chart assumes an initial gross investment of $10,000 made on September 17, 2003 (inception). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Hennessy Cornerstone Mid Cap 30 Fund (formerly Hennessy Focus 30 Fund)
Institutional Class Shares (HIMDX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Three Years	(3/3/08)
Hennessy Cornerstone Mid Cap 30 Fund – Institutional Class	16.15%	17.68%	5.50%
S&P Midcap 400 Index	12.11%	15.81%	6.37%
S&P 500 Index	15.21%	13. 21%	3.53%

Gross expense ratio: 1.14%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The expense ratios presented are those from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

1  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 3, 2008 (inception date of share class). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index and S&P Midcap 400 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

*
On October 26, 2012 Hennessy purchased the assets of the FBR Funds. The FBR Mid Cap Fund was reorganized into the Hennessy Cornerstone Mid Cap 30 Fund, which has a similar investment objective.  These holdings had very little impact on the overall performance of the Fund as those securities were held for only a few days prior to the close of the fiscal year-end.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Hennessy Cornerstone Large Growth Fund
Investor Class Shares (HFLGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Three Years	(3/20/09)
Hennessy Cornerstone Large Growth Fund – Investor Class	9.14%	12.99%	21.70%
Russell 1000 Index	14.97%	13.48%	21.26%
S&P 500 Index	15.21%	13.21%	20.83%

Gross expense ratio: 1.26%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE*

The Hennessy Cornerstone Large Growth Fund returned 9.14% for the twelve-month period ended October 31, 2012, underperforming both the Russell 1000 Index and the S&P 500 Index, which returned 14.97% and 15.21% respectively for the same period. The largest positive contribution to the Fund’s performance was stock selection in the Industrials sector and both allocation and stock selection in the Energy sector. Stock selection within the Materials and Information Technology sectors were negative contributors to overall performance, as was our relative underweighting in the Financial sector. The biggest drawdown on performance was from the investment in Apollo Group (down roughly 58%), the educational program provider perhaps best known for their University of Phoenix division. The stock had a difficult year as an improving labor market and heightened competition weighed on the company. The company’s most recent earnings announcement in October was saddled with further disappointment as net income dropped by roughly 60% as the company was hurt by higher costs and declining enrollment. The single largest contributor to Fund performance was Gap Inc. (up 92%), which started trending higher in February after announcing that earnings would be better than expected and that strategies the company was implementing to improve business performance were starting to pay off. Gap, Inc. continued to move higher throughout the year, posting impressive same store sales numbers and earnings through the summer and fall months.

The Hennessy Cornerstone Funds employ time-tested, purely quantitative stock selection formulas resulting in a highly-disciplined and repeatable investment process.

CHANGE IN VALUE OF $10,000 INVESTMENT

1  Inception date

This chart assumes an initial gross investment of $10,000 made on March 20, 2009 (inception). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WWW.HENNESSYFUNDS.COM

Hennessy Cornerstone Large Growth Fund
Institutional Class Shares (HILGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Three Years	(3/20/09)
Hennessy Cornerstone Large Growth Fund – Institutional Class	9.43%	13.31%	22.05%
Russell 1000 Index	14.97%	13.48%	21.26%
S&P 500 Index	15.21%	13.21%	20.83%

Gross expense ratio: 1.14%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The expense ratios presented are that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

1  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 20, 2009 (inception). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 and Russell 1000 are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.  The Fund may invest in medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

*
On October 26, 2012 Hennessy purchased the assets of the FBR Funds. The FBR Large Cap Fund was reorganized into the Hennessy Cornerstone Large Growth Fund, which has a similar investment objective.  These holdings had very little impact on the overall performance of the Fund as those securities were held for only a few days prior to the close of the fiscal year-end.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Hennessy Cornerstone Value Fund
Investor Class Shares (HFCVX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

				Since Inception
	One Year	Five Years	Ten Years	(11/1/96)
Hennessy Cornerstone Value Fund – Investor Class	12.79%	-0.46%	6.77%	5.73%
Russell 1000 Value Index	16.89%	-1.00%	7.34%	7.18%
S&P 500 Index	15.21%	0.36%	6.91%	6.35%

Gross expense ratio: 1.31%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Cornerstone Value Fund returned 12.79% for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 1000 Value Index, which returned 16.89%, and the S&P 500 Index, which returned 15.21% for the same period. The Fund’s performance was aided by both asset allocation and stock selection in the Information Technology sector, and the relative underweighting in the Utilities sector. The stronger performance within the Energy sector was offset by the underperformance within the Telecom Service sector. The Fund’s overall performance was hurt by positions in France Telecom and Spanish telecommunications provider, Telefonica (down 23% and 28% respectively), as concerns over European affairs continued to weaken the performance of those stocks. The Fund no longer holds positions in those stocks. The best performing holding in the Fund, and the largest single contributor to performance was Seagate Technologies (up 76%) which significantly raised 2012 revenue guidance, buoyed by disk drive shortages due to floods in Thailand. This disk shortage subsequently drove both disk drive prices and corporate earnings higher. The portfolio continues to hold the position in Seagate.

The Hennessy Cornerstone Funds employ time-tested, purely quantitative stock selection formulas resulting in a highly-disciplined and repeatable investment process.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WWW.HENNESSYFUNDS.COM

Hennessy Cornerstone Value Fund
Institutional Class Shares (HICVX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Three Years	(3/3/08)
Hennessy Cornerstone Value Fund – Institutional Class	13.13%	13.00%	3.86%
Russell 1000 Value Index	16.89%	12.81%	2.02%
S&P 500 Index	15.21%	13.21%	3.53%

Gross expense ratio: 1.14%. Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The expense ratios presented are those from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

*  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 3, 2008 (inception date of share class). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. The Fund may invest in medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the included Schedule of Investments.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Hennessy Large Value Fund (formerly Hennessy Select Large Value Fund)
Investor Class Shares (HLVFX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

				Since Inception
	One Year	Five Years	Ten Years	(9/30/84)
Hennessy Large Value Fund – Investor Class	16.07%	-1.85%	5.30%	9.51%
Russell 1000 Value Index	16.89%	-1.00%	7.34%	10.88%
S&P 500 Index	15.21%	0.36%	6.91%	10.55%

Gross expense ratio: 1.38%.

Performance data quoted represents past performance; past performance does not guarantee future results. The performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Select Large Value Fund. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE
RBC GLOBAL ASSET MANAGEMENT (U.S.) INC., SUB-ADVISOR

The Hennessy Large Value Fund returned 16.07% for the twelve-month period ended October 31, 2012, slightly underperforming its benchmark, the Russell 1000 Value Index, which returned 16.89% for the same period, but outperforming the S&P 500 Index, which returned 15.21%.  The Fund’s strong absolute performance was the result of stock selection across a number of sectors, led by Consumer Discretionary, Utilities and Materials.  Conversely, stock selection in Health Care and Energy detracted from performance.  Sector allocation detracted modestly from performance as the Fund’s sector neutral mandate, by design, limits the impact of sector weighting decisions, with the Fund’s managers instead making bets at the industry level.

The largest contributor to the Fund’s performance for the period, by a significant margin, was the Consumer Discretionary sector. Exposure to the improving U.S. housing market was the primary driver of returns as home improvement retailer Home Depot (+76%) and homebuilder PulteGroup (+109%) both outperformed.  While we have taken some profits in each, we continue to believe in the continued progress of the housing market recovery and are actively looking for additional second derivative opportunities (i.e. Home Depot) as a means of investing in this theme.  Also contributing to the sector’s outperformance was the decision to hold companies geared to the more cost conscious consumer, such as retailers TJX Companies (+40%), Target (+25%), and Macy’s (+28%).  Media names Comcast Corporation (+63%) and CBS (+27%) were also significant contributors to the sector’s outperformance.  Comcast, a provider of cable, telephone, and high speed internet, saw a marked increase in subscriptions for their higher margin, high-speed broadband internet offering as well as improving results at the company’s television network, NBC. CBS benefitted from its position as the #1 rated network, best in class content, and revenue generating retransmission contracts with local affiliates.

While Utilities and Materials sectors (both at +11%) generally underperformed versus the broader index, the Fund, due to strong stock selection in both sectors, outperformed significantly within these sectors, returning +20% and +25% respectively.  Within Utilities, the Fund benefitted both from what it owned, NextEra (+20%), and from what it avoided, Exelon (-15%). The Fund’s outperformance in Materials was driven by one of the Fund’s top overall contributing stocks, Solutia Inc. (+70%), which was the beneficiary of a buyout from Eastman Chemical early in 2012.

The Health Care sector, which was significantly impacted by “Obamacare,” and the Energy sector, which sold off with declining oil prices, were the most impactful detractors from Fund performance.  Within Health Care, Humana (-24%) and Watson Pharmaceuticals (-11%) both sold off as neither company was able to meet increased expectations.  In Humana’s case, expectations for margin improvement went unrealized and the company subsequently missed estimates in both the first and second quarters of 2012, while expectations of a significant windfall for Watson from generic cholesterol drug Lipitor proved to be too lofty as the company failed to capture as much of the market as anticipated.  Both Humana and Watson have been eliminated from the portfolio.

Within the Energy sector, Occidental Petroleum (-13%) was the largest detractor from performance as the company’s production growth lagged and the firm has been unable to monetize its substantial oil reserves in California.  Oil States International (-12%), a services company with significant exposure to the Canadian Oil Sands and coal mining in Australia, was also a significant headwind for performance despite consistently beating estimates, as concerns about the strength of the companies two aforementioned primary markets weighed on the stock’s performance.  We continue to believe in the longer term prospects of both companies and maintain their positions in the Fund.

WWW.HENNESSYFUNDS.COM

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Hennessy Large Value Fund (formerly Hennessy Select Large Value Fund)
Institutional Class Shares (HLVIX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Three Years	(3/20/09)
Hennessy Large Value Fund – Institutional Class	16.58%	10.91%	17.85%
Russell 1000 Value Index	16.89%	12.81%	21.14%
S&P 500 Index	15.21%	13.21%	20.83%

Gross expense ratio: 1.21%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The gross and net expense ratios presented are those from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

*  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 20, 2009 (inception date of share class). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENNESSY FUNDS                                                                                                                1-800-966-4354

The S&P 500 and Russell 1000 Value are unmanaged indices commonly used to measure the performance of U.S. stocks. The Russell 1000 Value measures large-cap, value-oriented stocks. One cannot invest directly in an index.

The Fund may invest in medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Schedule of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

Hennessy Total Return Fund
Investor Class Shares (HDOGX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

				Since Inception
	One Year	Five Years	Ten Years	(7/29/98)
Hennessy Total Return Fund	11.78%	0.22%	5.89%	3.72%
Dow Jones Industrial Average	12.56%	1.60%	7.23%	5.11%
S&P 500 Index	15.21%	0.36%	6.91%	3.46%

Gross expense ratio: 1.34%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Total Return Fund returned 11.78% for the twelve-month period ended October 31, 2012, underperforming the Dow Jones Industrial Average, which returned 12.56%, and the S&P 500 Index, which returned 15.21% for the same period. The Fund’s roughly 25% weighting in Treasury Bills hampered overall Fund performance as yields continue to flirt with historically low levels, at times essentially equaling zero. The Fund’s approximately 75% equity weighting was able to nearly capture the weighted return of the Dow Jones Industrial Average, with the Fund’s three largest holdings, AT&T, Verizon and Pfizer, all posting 20%+ returns during the period. Dividend yield is one of the primary criteria in the stock selection process for this Fund. With dividends taken into account, eight of the companies in our top ten holdings posted gains during the twelve-month period, with only Intel and DuPont posting negative returns.

The Hennessy Cornerstone Funds employ time-tested, purely quantitative stock selection formulas resulting in a highly-disciplined and repeatable investment process.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2002. Returns shown include the reinvestment of all dividend and other distributions.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings are subject to change. Please refer to the included Schedule of Investments.

WWW.HENNESSYFUNDS.COM

Hennessy Balanced Fund
Investor Class Shares (HBFBX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

				Since Inception
	One Year	Five Years	Ten Years	(3/8/96)
Hennessy Balanced Fund	7.13%	0.98%	4.00%	4.17%
Dow Jones Industrial Average	12.56%	1.60%	7.23%	7.75%
S&P 500 Index	15.21%	0.36%	6.91%	6.85%

Gross expense ratio: 1.62%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE

The Hennessy Balanced Fund returned 7.13% for the twelve-month period ended October 31, 2012, underperforming the Dow Jones Industrial Average, which returned 12.56%, and the S&P 500 Index, which returned 15.21% for the same period. The Fund’s relative underperformance to its benchmarks is due primarily to the continued low yields on Treasury Bills, which represent approximately 50% of the Fund’s holdings. While the portfolio may underperform the indices in periods where equities rise sharply, the strategy is geared to capture near market returns with a lower risk profile, since only half of the assets are invested in equities. Conversely, if equity markets were to fall sharply, we would expect the Fund to perform better than the indices. Ultimately, the overall goal of this portfolio is to capture upside performance while mitigating downside risk.

The Hennessy Cornerstone Funds employ time-tested, purely quantitative stock selection formulas resulting in a highly-disciplined and repeatable investment process.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000, made on October 31, 2002. Returns shown include the reinvestment of all dividend and other distributions.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. Stocks. You cannot invest directly in an index. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings are subject to change. Please refer to the included Schedule of Investments.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Hennessy Japan Fund (formerly Hennessy Select SPARX Japan Fund)
Investor Class Shares (HJPNX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Five Years	(10/31/03)
Hennessy Japan Fund – Investor Class	10.08%	-0.95%	6.06%
Russell/Nomura Total Market Index	-1.86%	-5.97%	1.65%
TOPIX	-3.10%	-6.13%	1.30%

Gross expense ratio: 1.87%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD., SUB-ADVISOR

The Hennessy Japan Fund returned 10.08% for the twelve-month period ended October 31, 2012, significantly outperforming both the Russell/Nomura Total Market Index and TOPIX, which lost -1.86% and -3.10% respectively, for the same period. The largest positive contributors to the Fund’s performance among the TOPIX 33 sub-industries were wholesalers, retailers and automakers. Conversely, machinery manufacturers, iron & steel makers, and nonferrous metal producers were among the worst performers.

Among the strongest performing stocks during the twelve-month period were Ryohin Keikaku Co., Ltd., the operator of the “MUJI”  brand chain of retail stores, Misumi Group Inc., a distributor of metal mold components and Shimano, Inc., the bicycle parts manufacturer with leading global market share.

Shares of Ryohin Keikaku  jumped 42% on the back of a series of upbeat broker reports, citing the company’s improved domestic gross margin and overseas profitability. Shares of Misumi appreciated 17% as the company’s resilient business model garnered investor interest amid uncertain global economic conditions. Shares of Shimano climbed 28% following the release of its favorable full-term earnings results for the year ended December 2011.

Conversely, Terumo Corp., the medical equipment manufacturer, Komatsu Ltd., one of the largest global manufacturers of construction machinery, and Daikin Industries, Ltd., the leading global manufacturer of commercial-use air conditioners, were among the major detractors to the Fund’s performance during the period. Shares of Terumo fell -16% after the company announced disappointing earnings guidance for the fiscal year ending in May 2012. Shares of Komatsu fell -15% due to concerns about its earnings outlook amid the European debt crisis and the economic slowdown in China.  Daikin fell -7% as its share price has been under pressure for much of the year due to mounting concerns over its businesses in China and Europe, the company’s two largest overseas markets.

CHANGE IN VALUE OF $10,000 INVESTMENT

*  Inception date

This chart assumes an initial gross investment of $10,000 made on October 31, 2003 (inception). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WWW.HENNESSYFUNDS.COM

Hennessy Japan Fund (formerly Hennessy Select SPARX Japan Fund)
Institutional Class Shares (HJPIX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Five Years	(10/31/03)
Hennessy Japan Fund – Institutional Class	10.33%	-0.80%	6.22%
Russell/Nomura Total Market Index	-1.86%	-5.97%	1.65%
TOPIX	-3.10%	-6.13%	1.30%

Gross expense ratio: 1.65%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

*  Inception date

This chart assumes an initial gross investment of $250,000 (minimum investment) made on October 31, 2003 (inception). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell/Nomura Total Market Index contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market, in terms of market capitalization. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Russell/Nomura Total Market and TOPIX indices are presented in U.S. Dollar terms and take into account reinvestment of dividends. One cannot invest directly in an index.

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Schedule of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Hennessy Japan Small Cap Fund (formerly Hennessy Select SPARX Japan Smaller Companies Fund)
Investor Class Shares (HJPSX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2012

			Since Inception
	One Year	Five Years	(8/31/07)
Hennessy Japan Small Cap Fund – Investor Class	4.91%	0.34%	2.16%
Russell/Nomura Small Cap Index	0.79%	-1.18%	-0.63%
TOPIX	-3.10%	-6.13%	-5.61%

Gross expense ratio: 2.11%.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD., SUB-ADVISOR

The Hennessy Japan Small Cap Fund returned 4.91% for the twelve-month period ended October 31, 2012, outperforming both the Russell/Nomura Japan Small Cap Index, which returned 0.79% and the TOPIX which lost -3.10%, for the same period.

The largest positive contributors to the Fund’s performance among the TOPIX 33 sub-industries were wholesalers, service industry firms and construction firms. Conversely, electronic appliance makers, insurers and machinery manufacturers were among the worst performers.

Among the strongest performing stocks during the twelve-month period were shares of SMS Co., Ltd., which operates a recruiting website for workers in the nursing and medical industry, UKC Holdings Corp., a trading firm dealing in Sony-made semiconductors and electronic parts and Nippon Carbide Industries Co., Inc., a chemical company. Shares of SMS surged 119% due to a newspaper article which featured the company as a future high-growth company.  Shares of UKC increased 96% after the firm revised upward its earnings forecast for the fiscal year ending in March 2013 on the back of favorable sales. Shares of Nippon Carbide increased 68% amid rising expectations that demand for its products will increase after being featured on television.

On the other hand, Nippon Chemi-Con Corporation, Japan’s largest manufacturer of aluminum electrolytic capacitors, Micronics Japan Co., Ltd., the leading manufacturer of semiconductor measuring devices, and Kyosan Electronics, one of largest signal manufacturers in Japan, were the biggest detractors to the Fund’s performance during the period. Shares of Nippon Chemi-Con declined -63% on concerns that a decrease in demand for electronics in its current fiscal year ending in March 2013 would negatively impact the company’s earnings. Shares of Micronics Japan fell -39% because of a rating downgrade by a number of securities companies due to worsening conditions in the dynamic random access memory (DRAM) market. Shares of Kyosan Electronics dropped -25% as we believe investors were concerned about the company’s earnings outlook for the fiscal year ending in March 2013 on the back of weak overseas demand.

CHANGE IN VALUE OF $10,000 INVESTMENT

*  Inception date

This chart assumes an initial gross investment of $10,000 made on August 31, 2007 (inception). Returns shown include the reinvestment of all dividends.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WWW.HENNESSYFUNDS.COM

The Russell/Nomura Small Cap Index contains the bottom 15% of the Russell/Nomura Total Market Index, which contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market, in terms of market capitalization. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Russell/Nomura Small Cap and TOPIX indices are presented in U.S. Dollar terms and take into account reinvestment of dividends. One cannot invest directly in an index.

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Schedule of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

HENNESSY FUNDS                                                                                                                1-800-966-4354

(This Page Intentionally Left Blank.)

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Schedule of Investments

HENNESSY CORNERSTONE GROWTH FUND

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
American Vanguard Corp.	3.60%
Cambrex Corp.	2.80%
Susser Holdings Corp.	2.33%
Lithia Motors, Inc.	2.25%
NewMarket Corp.	2.23%
Papa Johns International, Inc.	2.11%
DXP Enterprises, Inc.	2.09%
Pier 1 Imports, Inc.	2.08%
Metropolitan Health Networks, Inc.	2.08%
Leapfrog Enterprises, Inc.	2.04%

The holdings reflected include stocks that were previously held in the former FBR Small Cap Fund, which was reorganized into the Hennessy Cornerstone Growth Fund as of close of business on 10/26/12.  These positions will be held until the customary rebalance of the Hennessy Cornerstone Growth portfolio, generally in the winter.

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                                1-800-966-4354

COMMON STOCKS – 93.83%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 41.25%
American Axle & Manufacturing
Holdings, Inc. (a)	25,000	$271,750	0.09%
Arctic Cat, Inc. (a)	140,200	5,085,054	1.68%
Asbury Automotive Group, Inc. (a)	6,000	190,320	0.06%
Ascena Retail Group, Inc. (a)	16,000	316,800	0.11%
Bally Technologies, Inc. (a)	4,000	199,680	0.07%
Caribou Coffee, Inc. (a)	270,900	3,242,673	1.07%
Chico’s FAS, Inc.	13,000	241,800	0.08%
Churchill Downs, Inc.	84,096	5,493,992	1.82%
Crocs, Inc. (a)	6,000	75,600	0.03%
Dollar General Corp. (a)	112,585	5,473,883	1.81%
Dominos Pizza, Inc.	143,600	5,833,032	1.93%
Express, Inc. (a)	6,000	66,780	0.02%
Foot Locker, Inc.	178,400	5,976,400	1.97%
Genesco, Inc. (a)	78,800	4,515,240	1.49%
Group 1 Automotive, Inc.	85,300	5,289,453	1.75%
KB Home	4,000	63,920	0.02%
La-Z-Boy, Inc.	344,300	5,584,546	1.84%
Leapfrog Enterprises, Inc. (a)	699,100	6,180,044	2.04%
Lithia Motors, Inc.	199,300	6,816,060	2.25%
Macy’s, Inc.	133,100	5,067,117	1.67%
Mens Wearhouse, Inc.	128,150	4,202,038	1.39%
Oxford Industries, Inc.	96,850	5,373,238	1.78%
Papa Johns International, Inc. (a)	119,900	6,393,068	2.11%
Penn National Gaming, Inc. (a)	12,000	485,160	0.16%
Pier 1 Imports, Inc.	309,100	6,305,640	2.08%
Pool Corp.	137,009	5,770,819	1.91%
Ross Stores, Inc.	91,840	5,597,648	1.85%
Sally Beauty Holdings, Inc. (a)	229,400	5,523,952	1.82%
Select Comfort Corp. (a)	4,000	111,320	0.04%
Standard Motor Products, Inc.	209,600	3,936,288	1.30%
Standard Pacific Corp. (a)	15,000	103,500	0.03%
Steven Madden Ltd. (a)	7,500	321,900	0.11%
Sturm Ruger & Co, Inc.	4,000	188,920	0.06%
The Buckle, Inc.	5,600	252,952	0.08%
The Children’s Place Retail Stores, Inc. (a)	3,000	175,290	0.06%
The Finish Line, Inc.	10,000	208,050	0.07%
TJX Companies, Inc.	138,030	5,746,189	1.90%
Tractor Supply Co.	56,100	5,399,064	1.78%
Vitamin Shoppe, Inc. (a)	2,500	143,100	0.05%
VOXX International Corp. (a)	369,000	2,295,180	0.76%
Wolverine World Wide, Inc.	8,000	334,960	0.11%
		124,852,420	41.25%

Consumer Staples – 7.93%
CVS Caremark Corp.	110,800	5,141,120	1.70%
Elizabeth Arden, Inc. (a)	120,500	5,685,190	1.88%
Hain Celestial Group, Inc. (a)	2,500	144,500	0.05%
Susser Holdings Corp. (a)	196,800	7,072,992	2.33%
Whole Foods Market, Inc.	62,950	5,963,253	1.97%
		24,007,055	7.93%

Energy – 0.67%
Atwood Oceanics, Inc. (a)	10,012	478,574	0.16%
Comstock Resources, Inc. (a)	8,000	136,960	0.04%
Energy XXI (Bermuda) Ltd.	9,000	297,900	0.10%
Kodiak Oil & Gas Corp. (a)	38,000	351,120	0.11%
Oasis Petroleum, Inc. (a)	13,000	381,810	0.13%
Rosetta Resources, Inc. (a)	4,000	184,160	0.06%
Superior Energy Services, Inc. (a)	10,000	203,300	0.07%
		2,033,824	0.67%

Financials – 2.19%
Associated Banc-Corp.	28,000	360,920	0.12%
BankUnited, Inc.	12,000	284,520	0.09%
Berkshire Hills Bancorp, Inc.	10,000	234,800	0.08%
Brookline Bancorp, Inc.	59,729	506,502	0.17%
Capitol Federal Financial	29,454	350,797	0.12%
Chicopee Bancorp, Inc. (a)	19,139	286,894	0.09%
CNO Financial Group, Inc.	23,000	220,340	0.07%
First Horizon National Corp.	32,253	300,275	0.10%
Fulton Financial Corp.	30,200	293,544	0.10%
Horace Mann Educators Corp.	24,000	461,040	0.15%
Independent Bank Corp.	11,000	324,610	0.11%
Investors Title Co.	3,407	223,499	0.07%
Newport Bancorp, Inc. (a)	6,000	100,230	0.03%
Peoples Federal Bancshares, Inc.	9,000	153,450	0.05%
SI Financial Group, Inc.	7,300	80,300	0.03%
Susquehanna Bancshares, Inc.	34,000	352,580	0.12%
Tower Group, Inc.	18,000	324,360	0.11%
United Financial Bancorp, Inc.	48,877	751,240	0.25%
Waddell & Reed Financial, Inc.	24,000	799,920	0.26%
Washington Federal, Inc.	13,400	224,852	0.07%
		6,634,673	2.19%

Health Care – 10.01%
Abiomed, Inc. (a)	8,000	158,560	0.05%
Allscripts Healthcare Solutions, Inc. (a)	16,000	206,720	0.07%
athenahealth, Inc. (a)	2,000	128,580	0.04%
Cambrex Corp. (a)	702,200	8,482,576	2.80%
Centene Corp. (a)	107,800	4,094,244	1.35%
Cepheid, Inc. (a)	10,000	303,100	0.10%
Genomic Health, Inc. (a)	2,000	62,500	0.02%
Greenway Medical Technologies, Inc. (a)	8,000	132,720	0.04%
Health Management Associates, Inc. (a)	16,000	116,800	0.04%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number of		% of
	Shares	Value	Net Assets
Health Care (Continued)
HMS Holdings Corp. (a)	1,000	$23,090	0.01%
Impax Laboratories, Inc. (a)	15,000	318,750	0.11%
Jazz Pharmaceuticals, Inc. (a)	4,000	214,920	0.07%
MAKO Surgical Corp. (a)	1,000	15,150	0.01%
MedAssets, Inc. (a)	18,000	319,140	0.11%
Medidata Solutions, Inc. (a)	10,000	420,200	0.14%
Metropolitan Health Networks, Inc. (a)	574,614	6,280,531	2.08%
Molina Healthcare, Inc. (a)	150,800	3,780,556	1.25%
Myriad Genetics, Inc. (a)	9,000	235,530	0.08%
NPS Pharmaceuticals, Inc. (a)	6,000	55,440	0.02%
Obagi Medical Products, Inc. (a)	11,000	135,630	0.04%
Orexigen Therapeutics, Inc. (a)	12,000	63,960	0.02%
Sarepta Therapeutics, Inc. (a)	2,000	42,620	0.01%
Seattle Genetics, Inc. (a)	4,500	113,220	0.04%
Sirona Dental Systems, Inc. (a)	8,000	458,080	0.15%
The Cooper Companies, Inc.	2,000	191,960	0.06%
VIVUS, Inc. (a)	3,000	44,700	0.01%
Wellcare Health Plans, Inc. (a)	82,000	3,903,200	1.29%
		30,302,477	10.01%

Industrials – 17.62%
A.O. Smith Corp.	10,000	607,700	0.20%
Alaska Air Group, Inc. (a)	6,000	229,440	0.08%
American Woodmark Corp. (a)	16,000	368,000	0.12%
Atlas Air Worldwide Holdings, Inc. (a)	5,000	274,950	0.09%
Avis Budget Group, Inc. (a)	28,000	462,840	0.15%
Cintas Corp.	125,300	5,238,793	1.73%
DXP Enterprises Inc. (a)	128,300	6,316,209	2.09%
Dycom Industries, Inc. (a)	205,600	2,927,744	0.97%
Encore Capital Group, Inc. (a)	12,000	348,000	0.11%
Genesee & Wyoming, Inc., Class A (a)	2,000	144,940	0.05%
Innerworkings, Inc. (a)	411,965	5,940,535	1.96%
JetBlue Airways Corp. (a)	50,000	264,500	0.09%
Lennox International, Inc.	6,000	300,300	0.10%
Mueller Industries, Inc.	98,050	4,294,590	1.42%
Navigant Consulting, Inc. (a)	348,500	3,620,915	1.20%
Old Dominion Freight Line, Inc. (a)	162,400	5,446,896	1.80%
Primoris Services Corp.	294,900	4,119,753	1.36%
Roadrunner Transportation
Systems, Inc. (a)	16,000	278,880	0.09%
Sauer-Danfoss, Inc.	7,000	280,420	0.09%
Sun Hydraulics Corp.	10,000	266,400	0.09%
Terex Corp. (a)	20,000	451,000	0.15%
The Manitowoc Co, Inc.	15,000	213,750	0.07%
Trex Co, Inc. (a)	8,000	279,520	0.09%
Triumph Group, Inc.	73,800	4,827,996	1.59%
United Rentals, Inc. (a)	126,339	5,136,944	1.70%
US Airways Group, Inc. (a)	18,000	219,240	0.07%
USG Corp. (a)	8,000	213,680	0.07%
Werner Enterprises, Inc.	11,250	260,550	0.09%
		53,334,485	17.62%

Information Technology – 2.52%
Aruba Networks, Inc. (a)	6,500	118,105	0.04%
Brocade Communications
Systems, Inc. (a)	25,100	133,030	0.04%
Cirrus Logic, Inc. (a)	6,000	244,560	0.08%
Comm Vault Systems, Inc. (a)	3,000	187,410	0.06%
Compuware Corp. (a)	18,000	155,880	0.05%
Fusion-io, Inc. (a)	1,000	23,600	0.01%
Guidewire Software, Inc. (a)	2,000	61,280	0.02%
Jack Henry & Associates, Inc.	18,000	684,000	0.23%
MKS Instrument, Inc.	9,000	212,670	0.07%
Nanometrics, Inc. (a)	4,000	55,040	0.02%
Netgear, Inc. (a)	115,000	4,083,650	1.35%
OmniVision Technologies, Inc. (a)	2,000	28,600	0.01%
Open Text Corp. (a)	5,175	278,881	0.09%
Qlik Technologies, Inc. (a)	4,600	84,686	0.03%
Radware Ltd. (a)	6,000	196,800	0.06%
Sourcefire, Inc. (a)	7,000	299,530	0.10%
Splunk, Inc. (a)	2,000	56,100	0.02%
The Ultimate Software Group, Inc. (a)	1,800	182,448	0.06%
TriQuint Semiconductor, Inc. (a)	18,000	84,600	0.03%
Wex, Inc. (a)	6,000	442,680	0.15%
		7,613,550	2.52%

Materials – 11.36%
American Vanguard Corp.	305,300	10,908,369	3.60%
Cytec Inds, Inc.	3,000	206,460	0.07%
H.B. Fuller Co.	161,600	4,912,640	1.62%
Huntsman Corp.	7,000	105,280	0.04%
Innospec, Inc. (a)	10,000	323,800	0.11%
Kaiser Aluminum Corp.	3,000	181,740	0.06%
Kraton Performance Polymers, Inc. (a)	7,000	152,740	0.05%
Neenah Paper, Inc.	192,205	4,978,109	1.64%
NewMarket Corp.	24,900	6,755,619	2.23%
PolyOne Corp.	14,000	265,020	0.09%
W.R. Grace & Co. (a)	87,150	5,591,544	1.85%
		34,381,321	11.36%

Utilities – 0.28%
ALLETE, Inc.	10,400	432,848	0.14%
Portland General Electric Co.	15,400	421,960	0.14%
		854,808	0.28%
Total Common Stocks
(Cost $255,299,237)		284,014,613	93.83%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

RIGHTS – 0.00%	Number of		% of
	Shares	Value	Net Assets

Forest Laboratories, Inc. (a) (b)	5,500	$5,225	0.00%

Total Rights
(Cost $0)		5,225	0.00%

PARTNERSHIPS – 1.69%
Energy – 1.69%
Oneok Partners L.P.	83,900	5,113,705	1.69%

Total Partnerships
(Cost $4,781,651)		5,113,705	1.69%

REITS – 0.14%
Potlatch Corp.	4,000	153,920	0.05%
Sunstone Hotel Investors, Inc. (a)	28,000	276,640	0.09%
		430,560	0.14%

Total Reits (Cost $421,475)		430,560	0.14%

EXCHANGE TRADED FUNDS – 0.21%
ishares Russell 2000 Index	8,000	649,920	0.21%

Total Exchange Traded Funds
(Cost $677,334)		649,920	0.21%

SHORT-TERM INVESTMENTS – 3.67%
Money Market Fund – 3.67%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	11,098,776	11,098,776	3.67%

Total Money Market Fund
(Cost $11,098,776)		11,098,776	3.67%

Total Short-Term Investments
(Cost $11,098,776)		11,098,776	3.67%

Total Investments
(Cost $272,278,473) – 99.54%		301,312,799	99.54%

Other Assets in Excess
of Liabilities – 0.46%		1,398,120	0.46%
TOTAL NET ASSETS – 100.00%		$302,710,919	100.00%

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)Security is fair valued.
(c)The rate listed is the fund’s 7-day yield as of October 31, 2012.

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$124,852,420	$—	$—	$124,852,420
Consumer Staples	24,007,055	—	—	24,007,055
Energy	2,033,824	—	—	2,033,824
Financials	6,534,443	100,230	—	6,634,673
Health Care	30,302,477	—	—	30,302,477
Industrials	53,334,485	—	—	53,334,485
Information Technology	7,613,550	—	—	7,613,550
Materials	34,381,321	—	—	34,381,321
Utilities	854,808	—	—	854,808
Total Common Stock	$283,914,383	$100,230	$—	$284,014,613
Rights	$—	$—	$5,225	$5,225
Partnerships
Energy	$5,113,705	$—	$—	$5,113,705
Total Partnerships	$5,113,705	$—	$—	$5,113,705
REITS
Financials	$430,560	$—	$—	$430,560
Total REITS	$430,560	$—	$—	$430,560
Exchange Traded Funds
ishares Russell 2000 Index	$649,920	$—	$—	$649,920
Total Exchange Traded Funds	$649,920	$—	$—	$649,920
Short-Term Investments
Money Market Funds	$11,098,776	$—	$—	$11,098,776
Total Short-Term Investments	$11,098,776	$—	$—	$11,098,776
Total Investments in Securities	$301,207,344	$100,230	$5,225	$301,312,799

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Level 3 Reconciliation Disclosure

Following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Common Stock
Balance as of 10/31/11	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases*	5,225
(Sales)	—
Transfer in and/or out of Level 3	—
Balance as of 10/31/12	$5,225

Net in unrealized appreciation/depreciation during
the year for level 3 investments held at October 31, 2012	$5,225

*  Acquired in merger.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

HENNESSY CORNERSTONE MID CAP 30 FUND
(formerly Hennessy Focus 30 Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Sunoco Logistics Partners L.P.	3.93%
LKQ Corp.	3.85%
Tesoro Corp.	3.85%
HSN, Inc.	3.84%
Ross Stores, Inc.	3.68%
Petsmart, Inc.	3.66%
Sally Beauty Holdings, Inc.	3.48%
Dominos Pizza, Inc.	3.38%
Oneok Partners L.P.	3.31%
Triumph Group, Inc.	3.30%

The holdings reflected include stocks that were previously held in the former FBR Mid Cap Fund, which was reorganized into the Hennessy Focus 30 Fund (now known as the Hennessy Cornerstone Mid Cap 30 Fund) as of close of business on 10/26/12.  These positions were held until the customary rebalance of the Hennessy Cornerstone Mid Cap 30 portfolio, which took place subsequent to the fiscal year end in the fall of 2012.

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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COMMON STOCKS – 92.96%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 31.81%
Abercrombie & Fitch Co., Class A	2,815	$86,083	0.05%
Bed Bath & Beyond, Inc. (a)	3,900	224,952	0.12%
Big Lots, Inc. (a)	2,980	86,807	0.05%
Dominos Pizza, Inc.	155,800	6,328,596	3.38%
Family Dollar Stores, Inc.	83,900	5,534,044	2.95%
Genesco, Inc. (a)	85,400	4,893,420	2.61%
Genuine Parts Co.	90,100	5,638,458	3.01%
HSN, Inc.	138,300	7,194,366	3.84%
LKQ Corp. (a)	345,700	7,221,673	3.85%
Magna International, Inc.	10,930	485,401	0.26%
Mattel, Inc.	12,824	471,667	0.25%
Petsmart, Inc.	103,500	6,871,365	3.66%
Ross Stores, Inc.	113,300	6,905,635	3.68%
Sally Beauty Holdings, Inc. (a)	270,900	6,523,272	3.48%
Tiffany & Co.	8,735	552,227	0.29%
Tupperware Brands Corp.	1,650	97,515	0.05%
V.F. Corp.	2,229	348,794	0.19%
Williams-Sonoma, Inc.	3,700	171,051	0.09%
		59,635,326	31.81%

Consumer Staples – 9.13%
Bunge Ltd.	3,022	214,652	0.11%
Casey’s General Stores, Inc.	103,900	5,356,045	2.86%
Dr. Pepper Snapple Group, Inc.	123,200	5,279,120	2.82%
Monster Beverage Corp. (a)	8,000	357,360	0.19%
PriceSmart, Inc.	68,400	5,676,516	3.03%
Tyson Foods, Inc., Class A	13,275	223,153	0.12%
		17,106,846	9.13%

Energy – 6.86%
Energen Corp.	3,277	152,872	0.08%
Ensco PLC – ADR	2,335	135,010	0.07%
Helmerich & Payne, Inc.	2,640	126,192	0.07%
Nabors Industries Ltd. (a)	7,800	105,222	0.06%
Newfield Exploration Co. (a)	2,925	79,326	0.04%
Pioneer Natural Resources Co.	2,425	256,201	0.14%
Plains Exploration & Production Co. (a)	2,900	103,414	0.05%
Rowan Companies, Inc. (a)	3,750	118,913	0.06%
Tesoro Corp.	191,400	7,217,694	3.85%
Tidewater, Inc.	2,750	130,652	0.07%
World Fuel Services Corp.	127,900	4,438,130	2.37%
		12,863,626	6.86%

Financials – 1.79%
Comerica, Inc.	6,375	190,039	0.10%
Fifth Third Bancorp	17,900	260,087	0.14%
First Niagara Financial Group, Inc.	10,800	89,424	0.05%
KeyCorp	26,950	226,919	0.12%
M&T Bank Corp.	2,546	265,039	0.14%
New York Community Bancorp, Inc.	11,785	163,340	0.09%
People’s United Financial, Inc.	10,250	123,307	0.07%
Raymond James Financial, Inc.	8,700	331,818	0.18%
Regions Financial Corp.	32,200	209,944	0.11%
Reinsurance Group of America, Inc.	4,500	238,140	0.13%
SEI Investments Co.	15,450	338,046	0.18%
T. Rowe Price Group, Inc.	6,821	442,956	0.23%
W.R. Berkley Corp.	6,800	264,452	0.14%
Zions Bancorporation	9,600	206,112	0.11%
		3,349,623	1.79%

Health Care – 0.78%
C.R. Bard, Inc.	2,446	235,281	0.12%
Covance, Inc. (a)	2,600	126,646	0.07%
Endo Pharmaceuticals Holdings, Inc. (a)	9,050	259,373	0.14%
Forest Laboratories, Inc. (a)	6,438	217,025	0.12%
Humana, Inc.	1,400	103,978	0.05%
Techne Corp.	3,385	228,014	0.12%
Varian Medical Systems, Inc. (a)	4,444	296,681	0.16%
		1,466,998	0.78%

Industrials – 12.51%
Copart, Inc. (a)	14,970	430,986	0.23%
Kansas City Southern	5,950	478,737	0.26%
Kirby Corp. (a)	3,700	212,676	0.11%
MSC Industrial Direct
Company, Inc., Class A	2,800	208,880	0.11%
Mueller Industries, Inc.	111,000	4,861,800	2.59%
Pall Corp.	7,195	452,997	0.24%
Roper Industries, Inc.	4,592	501,309	0.27%
Spirit AeroSystems
Holdings, Inc., Class A (a)	10,300	160,989	0.09%
Teledyne Technologies, Inc. (a)	90,600	5,801,118	3.09%
Towers Watson & Co.	77,332	4,153,502	2.22%
Triumph Group, Inc.	94,600	6,188,732	3.30%
		23,451,726	12.51%

Information Technology – 3.60%
Activision Blizzard, Inc.	23,968	261,012	0.14%
Check Point Software
Technologies Ltd. (a)	8,403	374,186	0.20%
Dolby Laboratories, Inc., Class A (a)	2,825	89,242	0.05%
FactSet Research Systems, Inc.	3,797	343,818	0.18%
FLIR Systems, Inc.	4,575	88,892	0.05%
Jabil Circuit, Inc.	247,400	4,289,916	2.29%
Microchip Technology, Inc.	4,900	153,615	0.08%
Paychex, Inc.	9,575	310,517	0.16%
SanDisk Corp. (a)	3,400	141,984	0.07%
Seagate Technology PLC	6,700	183,044	0.10%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

COMMON STOCKS	Number of		% of
	Shares	Value	Net Assets
Information Technology (Continued)
Siliconware Precision
Industries Co. Ltd. ADR – ADR	30,900	$148,320	0.08%
Western Digital Corp.	4,900	167,727	0.09%
Xilinx, Inc.	6,200	203,112	0.11%
		6,755,385	3.60%

Materials – 0.15%
Sigma-Aldrich Corp.	3,984	279,438	0.15%

Telecommunication Services – 0.11%
Telephone & Data Systems, Inc.	7,880	195,975	0.11%
Utilities – 26.22%
Alliant Energy Corp.	119,100	5,323,770	2.84%
Ameren Corp.	7,300	240,024	0.13%
Centerpoint Energy, Inc.	233,800	5,066,446	2.70%
CMS Energy Corp.	235,900	5,737,088	3.06%
New Jersey Resources Corp.	107,700	4,788,342	2.55%
NiSource, Inc.	217,300	5,534,631	2.95%
NRG Energy, Inc.	12,500	269,500	0.14%
Pinnacle West Capital Corp.	106,700	5,651,899	3.02%
Scana Corp.	116,200	5,703,096	3.04%
UIL Holdings Corp.	146,400	5,295,288	2.83%
Westar Energy, Inc.	186,650	5,543,505	2.96%
		49,153,589	26.22%
Total Common Stocks
(Cost $150,891,239)		174,258,532	92.96%

PARTNERSHIPS – 7.24%
Energy – 7.24%
Oneok Partners L.P.	101,800	6,204,710	3.31%
Sunoco Logistics Partners L.P.	150,400	7,371,104	3.93%
		13,575,814	7.24%

Total Partnerships (Cost $9,490,863)		13,575,814	7.24%

SHORT-TERM INVESTMENTS – 1.20%
Money Market Fund – 1.20%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	2,256,267	2,256,267	1.20%

Total Money Market Fund
(Cost $2,256,267)		2,256,267	1.20%

Total Short-Term Investments
(Cost $2,256,267)		2,256,267	1.20%

Total Investments
(Cost $162,638,369) – 101.40%		190,090,613	101.40%

Liabilities in Excess of
Other Assets – (1.40)%		(2,618,963)	(1.40)%
TOTAL NET ASSETS – 100.00%		$187,471,650	100.00%

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)The rate listed is the fund’s 7-day yield as of October 31, 2012.
ADR – American Depositary Receipt

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$59,635,326	$—	$—	$59,635,326
Consumer Staples	17,106,846	—	—	17,106,846
Energy	12,863,626	—	—	12,863,626
Financials	3,349,623	—	—	3,349,623
Health Care	1,466,998	—	—	1,466,998
Industrials	23,451,726	—	—	23,451,726
Information Technology	6,755,385	—	—	6,755,385
Materials	279,438	—	—	279,438
Telecommunication Services	195,975	—	—	195,975
Utilities	49,153,589	—	—	49,153,589
Total Common Stock	$174,258,532	$—	$—	$174,258,532
Partnerships
Energy	$13,575,814	—	—	$13,575,814
Short-Term Investments
Money Market Funds	$2,256,267	$—	$—	$2,256,267
Total Short-Term Investments	$2,256,267	$—	$—	$2,256,267
Total Investments in Securities	$190,090,613	$—	$—	$190,090,613

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY CORNERSTONE LARGE GROWTH FUND

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Gilead Sciences, Inc.	2.66%
Eli Lilly & Co.	2.33%
The Gap, Inc.	2.13%
TJX Companies, Inc.	2.12%
International Business Machines Corp.	2.09%
Microsoft Corp.	2.01%
Mattel, Inc.	1.90%
Wal-Mart Stores, Inc.	1.85%
Intel Corp.	1.79%
Kimberly Clark Corp.	1.69%

The holdings reflected include stocks that were previously held in he former FBR Large Cap Fund, which was reorganized into the Hennessy Cornerstone Large Growth Fund as of close of business on 10/26/12.  These positions will be held until the customary rebalance of the Hennessy Cornerstone Large Growth portfolio, generally in the winter.

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                                1-800-966-4354

COMMON STOCKS – 97.24%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 20.87%
Advance Auto Parts, Inc.	21,800	$1,546,492	1.41%
Amazon.com, Inc. (a)	1,000	232,820	0.21%
AMC Networks, Inc. (a)	10,625	496,400	0.45%
Apollo Group, Inc. (a)	35,800	718,864	0.65%
Autoliv, Inc.	19,400	1,117,440	1.02%
Bed Bath & Beyond, Inc. (a)	5,800	334,544	0.30%
Best Buy Co., Inc.	49,200	748,332	0.68%
Cablevision Systems Corp.	31,900	555,698	0.51%
Coach, Inc.	8,000	448,400	0.41%
DIRECTV (a)	30,200	1,543,522	1.41%
Dish Network Corp.	51,100	1,820,693	1.66%
Genuine Parts Co.	9,700	607,026	0.55%
Guess?, Inc.	9,400	232,932	0.21%
Kohl’s Corp.	11,700	623,376	0.57%
Limited Brands, Inc.	35,700	1,709,673	1.56%
Mattel, Inc.	56,600	2,081,748	1.90%
Nordstrom, Inc.	30,700	1,742,839	1.59%
The Gap, Inc.	65,500	2,339,660	2.13%
Tiffany & Co.	7,500	474,150	0.43%
TJX Companies, Inc.	56,000	2,331,280	2.12%
TRW Automotive Holdings Corp. (a)	25,900	1,204,609	1.10%
		22,910,498	20.87%

Consumer Staples – 11.50%
Campbell Soup Co.	44,500	1,569,515	1.43%
General Mills, Inc.	38,600	1,547,088	1.41%
Hormel Foods Corp.	14,900	439,997	0.40%
Kimberly Clark Corp.	22,200	1,852,590	1.69%
Pepsico, Inc.	4,000	276,960	0.25%
Procter & Gamble Co.	7,800	540,072	0.49%
Sysco Corp.	48,100	1,494,467	1.36%
The Coca-Cola Co.	10,000	371,800	0.34%
The Estee Lauder
Companies, Inc., Class A	9,600	591,552	0.54%
Unilever PLC ADR – ADR	15,000	559,350	0.51%
Walgreen Co.	38,200	1,345,786	1.23%
Wal-Mart Stores, Inc.	27,100	2,033,042	1.85%
		12,622,219	11.50%

Energy – 7.54%
Apache Corp.	4,202	347,716	0.32%
Chevron Corp.	14,600	1,609,066	1.47%
Cimarex Energy Co.	16,200	926,316	0.84%
Devon Energy Corp.	8,800	512,248	0.47%
Diamond Offshore Drilling, Inc.	21,400	1,481,736	1.35%
Exxon Mobil Corp.	18,500	1,686,645	1.53%
Halliburton Co.	11,000	355,190	0.32%
Hess Corp.	9,000	470,340	0.43%
Murphy Oil Corp.	8,200	492,000	0.45%
Range Resources Corp.	6,000	392,160	0.36%
		8,273,417	7.54%

Financials – 6.41%
Bank of America Corp.	60,000	559,200	0.51%
Capital One Financial Corp.	5,000	300,850	0.28%
Discover Financial Services	12,000	492,000	0.45%
Franklin Resources, Inc.	3,575	456,885	0.42%
J.P. Morgan Chase & Co.	13,725	572,058	0.52%
Prudential Financial, Inc.	6,200	353,710	0.32%
T. Rowe Price Group, Inc.	9,000	584,460	0.53%
The Chubb Corp.	5,800	446,484	0.41%
The PNC Financial Services Group, Inc.	6,000	349,140	0.32%
The Progressive Corp.	70,000	1,561,000	1.42%
Torchmark Corp.	4,400	222,596	0.20%
U.S. Bancorp (b)	17,000	564,570	0.51%
Wells Fargo & Co.	17,000	572,730	0.52%
		7,035,683	6.41%

Health Care – 16.47%
Abbott Laboratories	8,640	566,093	0.52%
Aetna, Inc.	35,000	1,529,500	1.39%
Baxter International, Inc.	8,475	530,789	0.48%
C.R. Bard, Inc.	2,970	285,685	0.26%
Cerner Corp. (a)	8,200	624,758	0.57%
CIGNA Corp.	31,400	1,601,400	1.46%
Eli Lilly & Co.	52,600	2,557,938	2.33%
Forest Laboratories, Inc. (a)	44,500	1,500,095	1.37%
Gilead Sciences, Inc. (a)	43,400	2,914,744	2.66%
HCA Holdings, Inc.	43,300	1,230,153	1.12%
Humana, Inc.	19,100	1,418,557	1.29%
Merck & Co., Inc.	11,400	520,182	0.47%
Novartis AG – ADR	8,700	526,002	0.48%
Stryker Corp.	10,700	562,820	0.51%
UnitedHealth Group, Inc.	29,900	1,674,400	1.53%
Wellpoint, Inc.	600	36,768	0.03%
		18,079,884	16.47%

Industrials – 9.99%
3M Co.	9,600	840,960	0.77%
Cummins, Inc.	6,000	561,480	0.51%
FedEx Corp.	6,100	561,139	0.51%
General Dynamics Corp.	20,000	1,361,600	1.24%
General Electric Co.	37,600	791,856	0.72%
Lockheed Martin Corp.	18,900	1,770,363	1.61%
Norfolk Southern Corp.	8,600	527,610	0.48%
Raytheon Co.	30,300	1,713,768	1.56%
The Boeing Co.	18,900	1,331,316	1.21%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS	Number of		% of
	Shares	Value	Net Assets
Industrials (Continued)
The Timken Co.	28,200	$1,113,618	1.02%
Union Pacific Corp.	3,200	393,696	0.36%
		10,967,406	9.99%

Information Technology – 17.03%
Apple, Inc.	2,050	1,219,955	1.11%
Applied Materials, Inc.	116,700	1,237,020	1.13%
Automatic Data Processing, Inc.	7,000	404,530	0.37%
Check Point Software
Technologies Ltd. (a)	7,000	311,710	0.28%
Cisco Systems, Inc.	30,000	514,200	0.47%
Citrix Systems, Inc. (a)	3,600	222,516	0.20%
Dell, Inc.	89,500	826,085	0.75%
Google, Inc., Class A (a)	1,100	747,747	0.68%
Harris Corp.	30,600	1,400,868	1.28%
Hewlett-Packard Co.	36,500	505,525	0.46%
Intel Corp.	91,000	1,967,875	1.79%
International Business Machines Corp.	11,800	2,295,454	2.09%
LAM Research Corp. (a)	31,700	1,122,180	1.02%
LinkedIn Corp., Class A (a)	900	96,237	0.09%
MICROS Systems, Inc. (a)	7,000	317,730	0.29%
Microsoft Corp.	77,350	2,207,182	2.01%
NetApp, Inc. (a)	9,900	266,310	0.24%
Oracle Corp.	19,000	589,950	0.54%
Paychex, Inc.	12,000	389,160	0.35%
Rackspace Hosting, Inc. (a)	6,000	382,140	0.35%
Salesforce.com, Inc. (a)	1,800	262,764	0.24%
Texas Instruments, Inc.	42,900	1,205,061	1.10%
Yahoo, Inc. (a)	12,300	206,763	0.19%
		18,698,962	17.03%

Materials – 5.42%
Cliffs Natural Resources Inc.	17,500	634,725	0.58%
Eastman Chemical Co.	28,200	1,670,568	1.52%
EI Du Pont de Nemours & Co.	6,000	267,120	0.24%
Freeport-McMoRan Copper & Gold, Inc.	41,000	1,594,080	1.45%
Monsanto Co.	3,000	258,210	0.24%
Newmont Mining Corp.	28,000	1,527,400	1.39%
		5,952,103	5.42%

Telecommunication Services – 0.84%
AT&T, Inc.	15,000	518,850	0.47%
Verizon Communications, Inc.	9,000	401,760	0.37%
		920,610	0.84%

Utilities – 1.17%
Edison International	4,800	225,312	0.20%
Exelon Corp.	14,000	500,920	0.46%
PG&E Corp.	8,500	361,420	0.33%
Public Service Enterprise Group, Inc.	6,100	195,444	0.18%
		1,283,096	1.17%
Total Common Stocks
(Cost $98,172,303)		106,743,878	97.24%

SHORT-TERM INVESTMENTS – 2.77%
Money Market Fund – 2.77%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	3,045,421	3,045,421	2.77%

Total Money Market Fund
(Cost $3,045,421)		3,045,421	2.77%

Total Short-Term Investments
(Cost $3,045,421)		3,045,421	2.77%

Total Investments
(Cost $101,217,724) – 100.01%		109,789,299	100.01%

Liabilities in Excess of
Other Assets – (0.01)%		(14,113)	(0.01)%
TOTAL NET ASSETS – 100.00%		$109,775,186	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Investment in affiliated security.  Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp.  The position is a result of the merger with the former FBR Large Cap Fund which occurred on October 26, 2012.  Details of transactions with this affiliated company for the year ended October 31, 2012, are as follows:

Issuer	U.S. Bancorp
Beginning Cost*	$420,211
Purchase Cost	$—
Sales Cost	$—
Ending Cost	$420,211
Dividend Income	$—
Shares	17,000
Market Value	$564,570
*	Represents cost at October 26, 2012 acquisition.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2012.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$22,910,498	$—	$—	$22,910,498
Consumer Staples	12,622,219	—	—	12,622,219
Energy	8,273,417	—	—	8,273,417
Financials	7,035,683	—	—	7,035,683
Health Care	18,079,884	—	—	18,079,884
Industrials	10,967,406	—	—	10,967,406
Information Technology	18,698,962	—	—	18,698,962
Materials	5,952,103	—	—	5,952,103
Telecommunication Services	920,610	—	—	920,610
Utilities	1,283,096	—	—	1,283,096
Total Common Stock	$106,743,878	$—	$—	$106,743,878
Short-Term Investments
Money Market Funds	$3,045,421	$—	$—	$3,045,421
Total Short-Term Investments	$3,045,421	$—	$—	$3,045,421
Total Investments in Securities	$109,789,299	$—	$—	$109,789,299

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY CORNERSTONE VALUE FUND

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Seagate Technology PLC	2.55%
Encana Corp.	2.37%
Mattel, Inc.	2.36%
Carnival Corp.	2.29%
Sun Life Financial, Inc.	2.29%
HSBC Holdings PLC – ADR	2.27%
Eli Lilly & Co.	2.24%
Philip Morris International, Inc.	2.23%
Abbott Labs	2.18%
Merck & Co., Inc.	2.17%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                                1-800-966-4354

COMMON STOCKS – 99.10%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 6.48%
Carnival Corp.	77,100	$2,920,548	2.29%
Mattel, Inc.	81,700	3,004,926	2.36%
Thomson Reuters Corp.	82,700	2,337,102	1.83%
		8,262,576	6.48%

Consumer Staples – 23.44%
Altria Group, Inc.	81,300	2,585,340	2.03%
Avon Products, Inc.	132,000	2,044,680	1.60%
Campbell Soup Co.	73,500	2,592,345	2.03%
ConAgra Foods, Inc.	86,800	2,416,512	1.90%
H.J. Heinz Co.	44,000	2,530,440	1.98%
Kellogg Co.	46,000	2,406,720	1.89%
Kimberly Clark Corp.	31,800	2,653,710	2.08%
Pepsico, Inc.	36,300	2,513,412	1.97%
Philip Morris International, Inc.	32,100	2,842,776	2.23%
Procter & Gamble Co.	35,700	2,471,868	1.94%
Reynolds American, Inc.	57,100	2,377,644	1.87%
Sysco Corp.	78,900	2,451,423	1.92%
		29,886,870	23.44%

Energy – 13.64%
BP PLC – ADR	52,800	2,264,592	1.78%
Chevron Corp.	22,000	2,424,620	1.90%
ConocoPhillips	32,100	1,856,985	1.46%
Encana Corp.	134,300	3,028,465	2.37%
Phillips 66	16,050	756,918	0.59%
Royal Dutch Shell PLC – ADR	33,500	2,294,080	1.80%
Total SA – ADR	45,600	2,298,240	1.80%
Transocean Ltd.	54,100	2,471,829	1.94%
		17,395,729	13.64%

Financials – 6.45%
Banco Santander SA – ADR	323,400	2,412,564	1.89%
HSBC Holdings PLC – ADR	58,700	2,897,432	2.27%
Sun Life Financial, Inc.	117,600	2,916,480	2.29%
		8,226,476	6.45%

Health Care – 14.32%
Abbott Laboratories	42,500	2,784,600	2.18%
Bristol-Myers Squibb Co.	69,800	2,320,850	1.82%
Eli Lilly & Co.	58,600	2,849,718	2.24%
GlaxoSmithKline PLC – ADR	51,700	2,321,330	1.82%
Johnson & Johnson	36,100	2,556,602	2.00%
Merck & Co., Inc.	60,600	2,765,178	2.17%
Pfizer, Inc.	107,200	2,666,064	2.09%
		18,264,342	14.32%

Industrials – 13.84%
Emerson Electric Co.	47,300	2,290,739	1.80%
General Electric Co.	123,800	2,607,228	2.04%
Lockheed Martin Corp.	28,600	2,678,962	2.10%
Northrop Grumman Corp.	39,100	2,685,779	2.11%
Raytheon Co.	47,400	2,680,944	2.10%
Republic Services, Inc.	85,100	2,412,585	1.89%
Waste Management, Inc.	69,900	2,288,526	1.80%
		17,644,763	13.84%

Information Technology – 4.12%
Intel Corp.	92,700	2,004,638	1.57%
Seagate Technology PLC	119,200	3,256,544	2.55%
		5,261,182	4.12%

Materials – 8.78%
Arcelormittal SA Luxembourg – ADR	115,300	1,702,981	1.34%
EI Du Pont de Nemours & Co.	47,600	2,119,152	1.66%
International Paper Co.	73,400	2,629,922	2.06%
Nucor Corp.	55,200	2,215,176	1.74%
Southern Copper Corp.	66,300	2,526,030	1.98%
		11,193,261	8.78%

Telecommunication Services – 8.03%
AT&T, Inc.	77,600	2,684,184	2.10%
BCE, Inc.	56,300	2,458,058	1.93%
CenturyLink, Inc.	62,800	2,410,264	1.89%
Verizon Communications, Inc.	60,300	2,691,792	2.11%
		10,244,298	8.03%
Total Common Stocks
(Cost $107,028,943)		126,379,497	99.10%

SHORT-TERM INVESTMENTS – 1.00%
Money Market Fund – 1.00%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	1,273,206	1,273,206	1.00%

Total Money Market Fund
(Cost $1,273,206)		1,273,206	1.00%

Total Short-Term Investments
(Cost $1,273,206)		1,273,206	1.00%

Total Investments
(Cost $108,302,149) – 100.10%		127,652,703	100.10%

Liabilities in Excess
of Other Assets – (0.10)%		(131,398)	(0.10)%
TOTAL NET ASSETS – 100.00%		$127,521,305	100.00%

Percentages are stated as a percent of net assets.

(a)The rate listed is the fund’s 7-day yield as of October 31, 2012.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$8,262,576	$—	$—	$8,262,576
Consumer Staples	29,886,870	—	—	29,886,870
Energy	17,395,729	—	—	17,395,729
Financials	8,226,476	—	—	8,226,476
Health Care	18,264,342	—	—	18,264,342
Industrials	17,644,763	—	—	17,644,763
Information Technology	5,261,182	—	—	5,261,182
Materials	11,193,261	—	—	11,193,261
Telecommunication Services	10,244,298	—	—	10,244,298
Total Common Stock	$126,379,497	$—	$—	$126,379,497
Short-Term Investments
Money Market Funds	$1,273,206	$—	$—	$1,273,206
Total Short-Term Investments	$1,273,206	$—	$—	$1,273,206
Total Investments in Securities	$127,652,703	$—	$—	$127,652,703

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

Level 3 Reconciliation Disclosure

Following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Common Stock
Balance as of 10/31/11	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
(Sales)	—	(1)
Transfer in and/or out of Level 3	—
Balance as of 10/31/12	$—

Change in unrealized appreciation/depreciation during
the year for level 3 investments held at October 31, 2012.	$—

(1)  Telefonica de Argentina was fair valued at $0 and written off during the period and was no longer held as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

HENNESSY LARGE VALUE FUND
(formerly Hennessy Select Large Value Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Chevron Corp.	4.69%
Exxon Mobil Corp.	4.06%
Johnson & Johnson	3.64%
General Electric Co.	3.60%
Wells Fargo & Co.	2.77%
J.P. Morgan Chase & Co.	2.72%
Cisco Systems, Inc.	2.16%
Citigroup, Inc.	2.05%
Nextera Energy, Inc.	2.04%
Comcast Corp.	1.96%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 99.39%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 8.62%
Abercrombie & Fitch Co., Class A	19,645	$600,744	0.48%
CBS Corp.	40,330	1,306,692	1.05%
Comcast Corp.	65,290	2,449,028	1.96%
Ford Motor Co.	74,880	835,661	0.67%
Macy’s, Inc.	25,095	955,367	0.77%
Pulte Homes, Inc. (a)	38,575	668,890	0.52%
Target Corp.	30,470	1,942,462	1.55%
The Home Depot, Inc.	22,740	1,395,781	1.12%
Time Warner, Inc.	14,450	628,142	0.50%
		10,782,767	8.62%

Consumer Staples – 4.93%
Altria Group, Inc.	19,550	621,690	0.50%
Bunge Ltd.	19,235	1,366,262	1.09%
CVS Caremark Corp.	33,535	1,556,024	1.24%
Pepsico, Inc.	9,160	634,238	0.51%
Procter & Gamble Co.	28,670	1,985,111	1.59%
		6,163,325	4.93%

Energy – 16.31%
Anadarko Petroleum Corp.	14,085	969,189	0.77%
Chevron Corp.	53,215	5,864,825	4.69%
ConocoPhillips	20,115	1,163,653	0.93%
Exxon Mobil Corp.	55,690	5,077,257	4.06%
Helmerich & Payne, Inc.	31,660	1,513,348	1.21%
Hess Corp.	18,510	967,333	0.77%
National Oilwell Varco, Inc.	10,635	783,799	0.63%
Occidental Petroleum Corp.	24,685	1,949,128	1.56%
Oil States International, Inc. (a)	12,760	932,756	0.75%
Valero Energy Corp.	40,440	1,176,804	0.94%
		20,398,092	16.31%

Financials – 24.64%
Ace Ltd.	23,980	1,886,027	1.51%
Affiliated Managers Group, Inc. (a)	6,215	786,198	0.63%
Allstate Corp.	40,740	1,628,785	1.30%
American International Group, Inc. (a)	31,800	1,110,774	0.89%
Apartment Investment &
Management Co.	44,250	1,181,032	0.94%
Capital One Financial Corp.	16,560	996,415	0.80%
Citigroup, Inc.	68,525	2,562,150	2.05%
Invesco Ltd.	64,665	1,572,653	1.26%
J.P. Morgan Chase & Co.	81,710	3,405,673	2.72%
Lincoln National Corp.	28,175	698,458	0.56%
Morgan Stanley	36,975	642,625	0.51%
Peabody Energy Corp.	11,385	317,641	0.25%
Prudential Financial, Inc.	16,670	951,023	0.76%
Simon Property Group, Inc.	14,018	2,133,680	1.71%
State Street Corp.	25,950	1,156,592	0.92%
The Chubb Corp.	16,315	1,255,929	1.00%
The Goldman Sachs Group, Inc.	8,330	1,019,509	0.82%
The PNC Financial Services Group, Inc.	37,295	2,170,196	1.73%
Torchmark Corp.	27,855	1,409,184	1.13%
Wells Fargo & Co.	102,990	3,469,733	2.77%
Weyerhaeuser Co.	17,105	473,637	0.38%
		30,827,914	24.64%

Health Care – 11.40%
HCA Holdings, Inc.	36,045	1,024,038	0.82%
Johnson & Johnson	64,320	4,555,142	3.64%
McKesson Corp.	19,195	1,791,086	1.43%
Medtronic, Inc.	16,360	680,249	0.54%
Merck & Co., Inc.	40,287	1,838,296	1.47%
Pfizer, Inc.	82,900	2,061,723	1.65%
UnitedHealth Group, Inc.	41,320	2,313,920	1.85%
		14,264,454	11.40%

Industrials – 8.91%
Eaton Corp.	3,450	162,909	0.13%
FedEx Corp.	5,465	502,725	0.40%
General Electric Co.	213,620	4,498,837	3.60%
Honeywell International, Inc.	27,890	1,707,984	1.37%
KBR, Inc.	36,480	1,016,333	0.81%
Raytheon Co.	16,740	946,814	0.76%
The Boeing Co.	15,365	1,082,311	0.87%
Union Pacific Corp.	9,855	1,212,461	0.97%
		11,130,374	8.91%

Information Technology – 5.60%
Cisco Systems, Inc.	157,160	2,693,722	2.16%
Ebay, Inc. (a)	16,365	790,266	0.63%
Hewlett-Packard Co.	36,335	503,240	0.40%
Intel Corp.	52,575	1,136,934	0.91%
MasterCard, Inc., Class A	1,230	566,944	0.45%
Texas Instruments, Inc.	46,900	1,317,421	1.05%
		7,008,527	5.60%

Manufacturing – 4.50%
Apple, Inc.	905	538,565	0.43%
EMC Corp. (a)	37,700	920,634	0.74%
Ingredion, Inc.	29,085	1,787,564	1.43%
Kraft Foods Group, Inc.	19,316	878,492	0.70%
Micron Technology, Inc. (a)	90,425	490,556	0.39%
Mondelez Intl, Inc.	38,405	1,019,269	0.81%
		5,635,080	4.50%

Materials – 4.10%
Eastman Chemical Co.	24,895	1,474,780	1.18%
FMC Corp.	19,510	1,044,175	0.83%
Freeport-McMoRan Copper & Gold, Inc.	32,925	1,280,124	1.02%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

COMMON STOCKS	Number of		% of
	Shares	Value	Net Assets
Materials (Continued)
PPG Industries, Inc.	11,390	$1,333,541	1.07%
		5,132,620	4.10%

Telecommunication Services – 3.40%
AT&T, Inc.	51,030	1,765,128	1.41%
CenturyLink, Inc.	36,707	1,408,815	1.13%
Verizon Communications, Inc.	24,080	1,074,931	0.86%
		4,248,874	3.40%

Utilities – 6.98%
Edison International	41,660	1,955,521	1.56%
Nextera Energy, Inc.	36,370	2,548,082	2.04%
Northeast Utilities	59,270	2,329,311	1.86%
Oge Energy Corp.	33,035	1,902,155	1.52%
		8,735,069	6.98%
Total Common Stocks
(Cost $105,483,754)		124,327,096	99.39%

SHORT-TERM INVESTMENTS – 0.93%
Money Market Fund – 0.93%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	1,164,771	1,164,771	0.93%

Total Money Market Fund
(Cost $1,164,771)		1,164,771	0.93%

Total Short-Term Investments
(Cost $1,164,771)		1,164,771	0.93%

Total Investments
(Cost $106,648,525) – 100.32%		125,491,867	100.32%

Liabilities in Excess
of Other Assets – (0.32)%		(401,422)	(0.32)%
TOTAL NET ASSETS – 100.00%		$125,090,445	100.00%

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)The rate listed is the fund’s 7-day yield as of October 31, 2012.

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$10,782,767	$—	$—	$10,782,767
Consumer Staples	6,163,325	—	—	6,163,325
Energy	20,398,092	—	—	20,398,092
Financials	30,827,914	—	—	30,827,914
Health Care	14,264,454	—	—	14,264,454
Industrials	11,130,374	—	—	11,130,374
Information Technology	7,008,527	—	—	7,008,527
Manufacturing	5,635,080	—	—	5,635,080
Materials	5,132,620	—	—	5,132,620
Telecommunication Services	4,248,874	—	—	4,248,874
Utilities	8,735,069	—	—	8,735,069
Total Common Stock	$124,327,096	$—	$—	$124,327,096
Short-Term Investments
Money Market Funds	$1,164,771	$—	$—	$1,164,771
Total Short-Term Investments	$1,164,771	$—	$—	$1,164,771
Total Investments in Securities	$125,491,867	$—	$—	$125,491,867

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY TOTAL RETURN FUND

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Pfizer, Inc.	7.02%
Merck & Co., Inc.	6.92%
Verizon Communications, Inc.	6.87%
AT&T, Inc.	6.68%
Johnson & Johnson	6.55%
Proctor & Gamble Co.	6.51%
EI Du Pont de Nemours & Co.	5.51%
Intel Corp.	5.00%
Chevron Corp.	4.44%
General Electric Co.	3.38%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                                1-800-966-4354

COMMON STOCKS – 67.35%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 2.37%
McDonald’s Corp.	21,200	$1,840,160	2.37%

Consumer Staples – 6.51%
Procter & Gamble Co.	73,000	5,054,520	6.51%

Energy – 4.44%
Chevron Corp.	31,300	3,449,573	4.44%

Financials – 2.74%
J.P. Morgan Chase & Co.	51,100	2,129,848	2.74%

Health Care – 20.49%
Johnson & Johnson	71,800	5,084,876	6.55%
Merck & Co., Inc.	117,800	5,375,214	6.92%
Pfizer, Inc.	219,300	5,453,991	7.02%
		15,914,081	20.49%

Industrials – 3.38%
General Electric Co.	124,700	2,626,182	3.38%

Information Technology – 5.00%
Intel Corp.	179,500	3,881,687	5.00%

Manufacturing – 3.36%
Kraft Foods Group, Inc.	20,900	950,532	1.22%
Mondelez International, Inc.	62,700	1,664,058	2.14%
		2,614,590	3.36%

Materials – 5.51%
EI Du Pont de Nemours & Co.	96,100	4,278,372	5.51%

Telecommunication Services – 13.55%
AT&T, Inc.	149,900	5,185,041	6.68%
Verizon Communications, Inc.	119,500	5,334,480	6.87%
		10,519,521	13.55%
Total Common Stocks
(Cost $43,913,975)		52,308,534	67.35%

SHORT-TERM INVESTMENTS – 69.74%
Money Market Fund – 5.37%
Federated Government Obligations
Fund – Class I, 0.02% (b)	471,379	471,379	0.61%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	3,700,000	3,700,000	4.76%

Total Money Market Fund
(Cost $4,171,379)		4,171,379	5.37%

U.S. Treasury Bill* – 64.37%
0.053%, 11/08/2012 (c)	18,000,000	17,999,755	23.17%
0.089%, 12/13/2012 (c)	20,000,000	19,997,900	25.75%
0.084%, 01/17/2013 (c)	12,000,000	11,997,888	15.45%

Total U.S. Treasury Bill
(Cost $49,995,345)		49,995,543	64.37%

Total Short-Term Investments
(Cost $54,166,724)		54,166,922	69.74%

Total Investments
(Cost $98,080,699) – 137.09%		106,475,456	137.09%

Liabilities in Excess of
Other Assets – (37.09)%		(28,804,669)	(37.09)%
TOTAL NET ASSETS – 100.00%		$77,670,787	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2012.
(c)	The rate listed is discount rate at issue.
*	Collateral or partial collateral for securities sold subject to repurchase.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$1,840,160	$—	$—	$1,840,160
Consumer Staples	5,054,520	—	—	5,054,520
Energy	3,449,573	—	—	3,449,573
Financials	2,129,848	—	—	2,129,848
Health Care	15,914,081	—	—	15,914,081
Industrials	2,626,182	—	—	2,626,182
Information Technology	3,881,687	—	—	3,881,687
Manufacturing	2,614,590	—	—	2,614,590
Materials	4,278,372	—	—	4,278,372
Telecommunication Services	10,519,521	—	—	10,519,521
Total Common Stock	$52,308,534	$—	$—	$52,308,534
Short-Term Investments
Money Market Funds	$4,171,379	$—	$—	$4,171,379
U.S. Treasury Bills	—	49,995,543	—	49,995,543
Total Short-Term Investments	$4,171,379	$49,995,543	$—	$54,166,922
Total Investments in Securities	$56,479,913	$49,995,543	$—	$106,475,456

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

Reverse repurchase agreements are carried at face value, hence, are not included in the fair valuation hierarchy.  The face value of the reverse repurchase agreements at October 31, 2012, was $28,790,000.  Due to the short term nature of the reverse repurchase agreements, face value approximates fair value.  The face value plus interest due at maturity is equal to $28,808,500.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Schedule of Reverse Repurchase Agreements
Hennessy Total Return Fund as of October 31, 2012

Face			Principal	Maturity	Maturity
Value	Counterparty	Rate	Trade Date	Date	Amount
$10,800,000	UBS Financial Services, Inc.	0.28%	8/24/12	11/8/12	$10,806,384
10,794,000	UBS Financial Services, Inc.	0.27%	9/21/12	12/13/12	10,800,719
7,196,000	UBS Financial Services, Inc.	0.30%	10/19/12	1/17/13	7,201,397
$28,790,000					$28,808,500

As of October 31, 2012, the fair value of securities held as collateral for reverse repurchase agreements was $49,995,543 as noted on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY BALANCED FUND

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Johnson & Johnson	5.51%
Verizon Communications, Inc.	5.37%
Merck & Co., Inc.	5.33%
Proctor & Gamble Co.	5.28%
Pfizer, Inc.	5.25%
AT&T, Inc.	5.13%
EI Du Pont de Nemours & Co.	4.26%
General Electric Co.	4.22%
Intel Corp.	3.65%
Chevron Corp.	3.00%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                                1-800-966-4354

COMMON STOCKS – 51.03%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 0.17%
McDonald’s Corp.	500	$43,400	0.17%

Consumer Staples – 5.28%
Procter & Gamble Co.	19,200	1,329,408	5.28%

Energy – 3.00%
Chevron Corp.	6,850	754,939	3.00%

Financials – 0.77%
J.P. Morgan Chase & Co.	4,650	193,812	0.77%

Health Care – 16.09%
Johnson & Johnson	19,600	1,388,072	5.51%
Merck & Co., Inc.	29,400	1,341,522	5.33%
Pfizer, Inc.	53,150	1,321,840	5.25%
		4,051,434	16.09%

Industrials – 4.22%
General Electric Co.	50,450	1,062,477	4.22%

Information Technology – 3.65%
Intel Corp.	42,450	917,981	3.65%

Manufacturing – 3.09%
Kraft Foods Group, Inc.	6,216	282,704	1.12%
Mondelez International, Inc.	18,650	494,971	1.97%
		777,675	3.09%

Materials – 4.26%
EI Du Pont de Nemours & Co.	24,100	1,072,932	4.26%

Telecommunication Services – 10.50%
AT&T, Inc.	37,300	1,290,207	5.13%
Verizon Communications, Inc.	30,300	1,352,592	5.37%
		2,642,799	10.50%
Total Common Stocks
(Cost $11,199,593)		12,846,857	51.03%

SHORT-TERM INVESTMENTS – 49.03%
Money Market Funds – 2.56%
Fidelity Government Portfolio –
Institutional Class, 0.01 (b)	644,312	644,312	2.56%

Total Money Market Funds
(Cost $644,312)		644,312	2.56%

U.S. Treasury Bills – 46.47%
0.069%, 11/15/2012 (c)	1,600,000	1,599,943	6.36%
0.089%, 12/13/2012 (c)	2,100,000	2,099,753	8.34%
0.084%, 01/10/2013 (c)	2,600,000	2,599,594	10.33%
0.114%, 02/07/2013 (c)	800,000	799,761	3.18%
0.129%, 03/07/2013 (c)	700,000	699,687	2.78%
0.155%, 05/02/2013 (c)	200,000	199,846	0.79%
0.155%, 05/30/2013 (c)	700,000	699,368	2.78%
0.160%, 06/27/2013 (c)	800,000	799,181	3.18%
0.165%, 08/22/2013 (c)	1,000,000	998,675	3.97%
0.170%, 09/19/2013 (c)	1,200,000	1,198,231	4.76%

Total U.S. Treasury Bills
(Cost $11,698,583)		11,694,039	46.47%

Total Short-Term Investments
(Cost $12,342,895)		12,338,351	49.03%

Total Investments
(Cost $23,542,488) – 100.06%		25,185,208	100.06%

Liabilities in Excess of
Other Assets – (0.06)%		(15,432)	(0.06)%
TOTAL NET ASSETS – 100.00%		$25,169,776	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2012.
(c)	The rate listed is discount rate at issue.

 The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$43,400	$—	$—	$43,400
Consumer Staples	1,329,408	—	—	1,329,408
Energy	754,939	—	—	754,939
Financials	193,812	—	—	193,812
Health Care	4,051,434	—	—	4,051,434
Industrials	1,062,477	—	—	1,062,477
Information Technology	917,981	—	—	917,981
Manufacturing	777,675	—	—	777,675
Materials	1,072,932	—	—	1,072,932
Telecommunication Services	2,642,799	—	—	2,642,799
Total Common Stock	$12,846,857	$—	$—	$12,846,857
Short-Term Investments
Money Market Funds	$644,312	$—	$—	$644,312
U.S. Treasury Bills	—	11,694,039	—	11,694,039
Total Short-Term Investments	$644,312	$11,694,039	$—	$12,338,351
Total Investments in Securities	$13,491,169	$11,694,039	$—	$25,185,208

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

HENNESSY JAPAN FUND
(formerly Hennessy Select SPARX Japan Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Ryohin Keikaku Co., Ltd.	8.40%
Keyence Corp.	7.55%
Misumi Group, Inc.	7.29%
Shimano, Inc.	6.82%
Rohto Pharmaceutical Co., Ltd.	6.14%
Sumitomo Corp.	5.90%
Asics Corp.	5.51%
Kao Corp.	5.00%
Mitsubishi Corp.	4.54%
Unicharm Corp.	4.17%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

WWW.HENNESSYFUNDS.COM

COMMON STOCKS – 89.55%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 22.43%
Asics Corp.	73,300	$1,064,195	5.51%
Isuzu Motors, Ltd.	62,000	327,746	1.70%
Ryohin Keikaku Co., Ltd.	24,500	1,623,513	8.40%
Shimano, Inc.	20,900	1,316,886	6.82%
		4,332,340	22.43%

Consumer Staples – 12.06%
Kao Corp.	34,400	966,113	5.00%
Pigeon Corp.	12,100	557,785	2.89%
Unicharm Corp.	14,900	806,313	4.17%
		2,330,211	12.06%

Financials – 4.68%
Mizuho Financial Group	256,900	402,261	2.08%
Sumitomo Mitsui Financial Group, Inc.	16,400	502,087	2.60%
		904,348	4.68%

Health Care – 12.54%
Mani, Inc.	13,700	507,979	2.63%
Rohto Pharmaceutical Co., Ltd.	86,000	1,187,173	6.14%
Terumo Corp.	16,900	728,248	3.77%
		2,423,400	12.54%

Industrials – 28.00%
Daikin Industries	21,200	586,366	3.04%
Itochu Corp.	56,500	565,496	2.93%
Komatsu, Ltd.	12,200	255,523	1.32%
Marubeni Corp.	89,000	576,387	2.98%
Misumi Group, Inc.	57,400	1,408,576	7.29%
Mitsubishi Corp.	49,100	876,456	4.54%
Sumitomo Corp.	83,600	1,139,381	5.90%
		5,408,185	28.00%

Information Technology – 7.55%
Keyence Corp.	5,500	1,459,226	7.55%

Materials – 2.29%
Fuji Seal International, Inc.	20,800	442,941	2.29%

Total Common Stocks
(Cost $13,838,320)		17,300,651	89.55%

SHORT-TERM INVESTMENTS – 10.10%
Money Market Fund – 10.10%
Federated Treasury Obligations
Fund, 0.01% (a)	80,730	80,730	0.42%
Federated Government
Obligations Fund – Class I, 0.02% (a)	935,000	935,000	4.84%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	935,000	935,000	4.84%

Total Money Market Funds
(Cost $1,950,730)		1,950,730	10.10%

Total Investments
(Cost $15,789,050) – 99.65%		19,251,381	99.65%

Other Assets in Excess
of Liabilities – 0.35%		66,840	0.35%
TOTAL NET ASSETS – 100.00%		$19,318,221	100.00%

Percentages are stated as a percent of net assets.

(a)The rate listed is the fund’s 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$4,332,340	$—	$—	$4,332,340
Consumer Staples	2,330,211	—	—	2,330,211
Financials	904,348	—	—	904,348
Health Care	2,423,400	—	—	2,423,400
Industrials	5,408,185	—	—	5,408,185
Information Technology	1,459,226	—	—	1,459,226
Materials	442,941	—	—	442,941
Total Common Stock	$17,300,651	$—	$—	$17,300,651
Short-Term Investments
Money Market Funds	$1,950,730	$—	$—	$1,950,730
Total Short-Term Investments	$1,950,730	$—	$—	$1,950,730
Total Investments in Securities	$19,251,381	$—	$—	$19,251,381

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized all transfers between Levels 2 and 1.

Transfers between Level 2 and Level 1 relate to the use of a fair valuation pricing service.  On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.  Due to the use of the fair value pricing service as described in Note 3, 100% of the common stocks held at October 31, 2011 were classified as Level 2.  Such securities still held at October 31, 2012 were transferred to Level 1.  Other than transfers due to the use of the fair value pricing service, no transfers were recognized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY JAPAN SMALL CAP FUND
(formerly Hennessy Select SPARX Japan Smaller Companies Fund)

As of October 31, 2012

(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% net assets
Gulliver International Co., Ltd.	2.93%
Mirait Holdings Corp.	2.92%
Morita Holdings Corp.	2.80%
Shin Nippon Air Technologies Co., Ltd.	2.61%
Yushiro Chemical	2.55%
UKC Holdings Corp.	2.52%
Towa Corp.	2.42%
Konishi Co., Ltd.	2.35%
Iriso Electronics	2.34%
Nisshinbo Holdings	2.31%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                                1-800-966-4354

COMMON STOCKS – 100.72%	Number of		% of
	Shares	Value	Net Assets
Consumer Discretionary – 15.73%
Accordia Golf Co., Ltd.	151	$107,438	2.10%
Ahresty Corp.	18,300	72,898	1.43%
Gulliver International Co., Ltd.	3,910	149,631	2.93%
Nippon Seiki Co., Ltd.	11,000	105,687	2.07%
Seiko Holdings	37,000	97,332	1.91%
Tohokushinsha Film Corp.	12,100	84,880	1.66%
Tomy Company Ltd	13,700	75,511	1.48%
Village Vanguard Co., Ltd.	111	109,985	2.15%
		803,362	15.73%

Consumer Staples – 1.02%
Nippon Suisan	23,700	51,954	1.02%

Financials – 2.09%
Kenedix, Inc. (a)	823	106,702	2.09%

Industrials – 40.43%
Aichi Corp.	24,800	98,790	1.94%
Anest Iwata Corp.	13,000	49,180	0.96%
Asunaro Aoki Construction, Ltd.	15,000	81,173	1.59%
Fuji Machine Mfg	6,000	84,855	1.66%
Hanwa Co Ltd	30,000	104,848	2.05%
Japan Pulp & Paper	17,000	50,683	0.99%
Kito Corp.	63	52,717	1.03%
Kyosan Electric Manufacturing Co., Ltd.	30,000	97,708	1.91%
Mirait Holdings Corp.	18,400	149,127	2.92%
Morita Holdings Corp.	17,000	142,891	2.80%
NEC Capital Solutions Ltd.	3,900	54,716	1.07%
Nihon Trim Co., Ltd.	2,550	69,061	1.35%
Nippon Yusoki Co., Ltd.	35,000	93,824	1.84%
Nisshinbo Holdings	18,000	117,700	2.31%
Nittoku Eng Co.	10,300	114,961	2.25%
Prestige International, Inc.	6,900	79,000	1.55%
Sankyu, Inc.	33,000	114,919	2.25%
SBS Holdings, Inc.	9,200	115,475	2.26%
Shin Nippon Air Technologies Co., Ltd.	24,300	133,021	2.61%
Skymark Airlines (a)	15,700	83,387	1.63%
Tocalo Co Ltd	5,200	75,495	1.48%
Toshin Group Co., Ltd.	3,800	101,248	1.98%
		2,064,779	40.43%

Information Technology – 26.34%
Asahi Net, Inc.	11,000	53,326	1.04%
D.A. Consortium, Inc.	372	111,698	2.19%
Elecom Co., Ltd.	1,100	17,403	0.34%
Iriso Electronics	8,600	119,256	2.34%
Macnica, Inc.	3,100	61,006	1.19%
Nihon Dempa Kogyo	9,000	97,632	1.91%
Nippon Chemi-con Corp. (a)	67,000	97,357	1.91%
Roland DG Corp.	9,500	102,462	2.01%
SIIX Corp.	7,100	104,592	2.05%
SMS Co., Ltd.	30	66,366	1.30%
SRA Holdings, Inc.	7,100	77,377	1.52%
Tamura Corp.	47,000	103,031	2.02%
Towa Corp.	22,000	123,462	2.42%
UKC Holdings Corp.	6,900	128,700	2.52%
UT Holdings Co., Ltd.	150	80,797	1.58%
		1,344,465	26.34%

Materials – 13.16%
Fujikura Kasei Co., Ltd.	25,200	106,381	2.08%
Harima Chems Group	12,500	57,466	1.13%
Konishi Co., Ltd.	8,000	119,754	2.35%
Nippon Carbide Industries Co., Inc.	29,000	71,928	1.41%
Nippon Paper Group	4,600	52,609	1.03%
Okabe Co., Ltd.	16,000	100,814	1.97%
Ube Material Inds	12,000	32,770	0.64%
Yushiro Chemical	13,600	130,327	2.55%
		672,049	13.16%

Utilities – 1.95%
Shizuokagas Co.	14,000	99,612	1.95%

Total Common Stocks
(Cost $5,003,931)		5,142,923	100.72%

SHORT-TERM INVESTMENTS – 1.66%
Money Market Fund – 1.66%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	84,955	84,955	1.66%

Total Money Market Fund
(Cost $84,955)		84,955	1.66%

Total Short-Term Investments
(Cost $84,955)		84,955	1.66%

Total Investments
(Cost $5,088,886) – 102.38%		5,227,878	102.38%

Liabilities in Excess
of Other Assets – (2.38)%		(121,356)	(2.38)%
TOTAL NET ASSETS – 100.00%		$5,106,522	100.00%
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Summary of Fair Value Exposure at October 31, 2012

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$803,362	$—	$—	$803,362
Consumer Staples	51,954	—	—	51,954
Financials	106,702	—	—	106,702
Industrials	2,064,779	—	—	2,064,779
Information Technology	1,344,465	—	—	1,344,465
Materials	672,049	—	—	672,049
Utilities	99,612	—	—	99,612
Total Common Stock	$5,142,923	$—	$—	$5,142,923
Short-Term Investments
Money Market Funds	$84,955	$—	$—	$84,955
Total Short-Term Investments	$84,955	$—	$—	$84,955
Total Investments in Securities	$5,227,878	$—	$—	$5,227,878

Transfers between levels are recognized at the end of the reporting period. During the period ended October 31, 2012, the Fund recognized all transfers between Levels 2 and 1.

Transfers between Level 2 and Level 1 relate to the use of a fair valuation pricing service.  On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.  Due to the use of the fair value pricing service as described in Note 3, 100% of the common stocks held at October 31, 2011 were classified as Level 2.  Such securities still held at October 31, 2012 were transferred to Level 1.  Other than transfers due to the use of the fair value pricing service, no transfers were recognized.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Statements
Statements of Assets and Liabilities as of October 31, 2012

		HENNESSY	HENNESSY
	HENNESSY	CORNERSTONE	CORNERSTONE
	CORNERSTONE	MID CAP 30	LARGE GROWTH
	GROWTH FUND	FUND	FUND
ASSETS:
Investments in unaffiliated securities, at value (cost $272,278,473, $162,638,369,
$100,797,513, $108,302,149, $106,648,525, $98,080,699, $23,542,488,
$15,789,050 and $5,088,886, respectively)	$301,312,799	$190,090,613	$109,224,729
Investments in affiliated securities, at value (cost $0, $0,
$420,211, $0, $0, $0, $0, $0 and $0, respectively	—	—	564,570
Cash	960	—	6,391
Dividends and interest receivable	31,990	265,093	224,443
Receivable for fund shares sold	2,163,544	139,040	4,323
Receivable for securities sold	—	7,618	—
Prepaid expenses and other assets	39,686	26,755	25,322
Total Assets	303,548,979	190,529,119	110,049,778

LIABILITIES:
Payable for securities purchased	—	—	—
Payable for fund shares redeemed	303,772	2,686,552	65,403
Payable to Advisor	180,177	122,844	64,209
Payable to Administrator	181,093	116,411	61,517
Payable to Auditor	37,828	40,189	38,909
Accrued distribution fees	5,355	1,250	1,623
Accrued service fees	21,786	13,866	6,537
Reverse repurchase agreement	—	—	—
Accrued interest payable	157	3,218	70
Accrued directors fees	3,094	3,144	3,105
Accrued expenses and other payables	104,798	69,995	33,219
Total Liabilities	838,060	3,057,469	274,592
NET ASSETS	$302,710,919	$187,471,650	$109,775,186

NET ASSETS CONSIST OF:
Capital stock	$520,774,583	$204,115,102	$104,023,299
Accumulated net investment income (loss)	(2,592,872)	1,029,849	1,080,454
Accumulated net realized gain (loss) on investments	(244,505,118)	(45,125,545)	(3,900,142)
Unrealized net appreciation on investments	29,034,326	27,452,244	8,571,575
Total Net Assets	$302,710,919	$187,471,650	$109,775,186

NET ASSETS
Investor Class:
Shares authorized ($.0001 par value)	25,000,000,000	25,000,000,000	Unlimited
Net assets applicable to outstanding Investor Class shares	265,600,452	145,846,928	75,832,638
Shares issued and outstanding	21,459,180	10,370,435	7,043,085
Net asset value, offering price and redemption price per share	$12.38	$14.06	$10.77

Institutional Class:
Shares authorized ($.0001 par value)	25,000,000,000	25,000,000,000	Unlimited
Net assets applicable to outstanding Institutional Class shares	37,110,467	41,624,722	33,942,548
Shares issued and outstanding	2,951,325	2,908,254	3,127,989
Net asset value, offering price and redemption price per share	$12.57	$14.31	$10.85

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY	HENNESSY	HENNESSY	HENNESSY		HENNESSY
CORNERSTONE	LARGE	TOTAL RETURN	BALANCED	HENNESSY	JAPAN SMALL
VALUE FUND	VALUE FUND	FUND	FUND	JAPAN FUND	CAP FUND

$127,652,703	$125,491,867	$106,475,456	$25,185,208	$19,251,381	$5,227,878

—	—	—	—	—	—
—	—	—	—	—	—
304,293	127,655	168,549	42,812	155,495	36,552
20,732	8,094	234,589	5,001	57,204	17,021
—	1,599,483	—	—	—	86,396
26,692	22,084	16,720	10,985	19,845	14,230
128,004,420	127,249,183	106,895,314	25,244,006	19,483,925	5,382,077

—	1,831,281	—	—	—	14,053
259,226	91,681	248,117	—	100,457	221,091
81,603	91,323	39,979	12,940	16,290	5,399
80,562	80,969	49,637	16,812	11,481	3,866
20,392	19,574	18,705	16,470	19,139	17,660
—	—	25,042	13,023	—	—
10,813	10,739	6,663	2,157	877	450
—	—	28,790,000	—	—	—
—	—	10,063	—	19	—
3,235	3,351	2,486	2,509	3,328	3,328
27,284	29,820	33,835	10,319	14,113	9,708
483,115	2,158,738	29,224,527	74,230	165,704	275,555
$127,521,305	$125,090,445	$77,670,787	$25,169,776	$19,318,221	$5,106,522

$149,994,707	$135,081,967	$76,377,331	$24,793,394	$49,296,211	$3,913,887
2,446,268	1,060,739	78,405	2,932	—	(57,735)
(44,270,224)	(29,895,603)	(7,179,706)	(1,269,270)	(33,436,445)	1,112,310
19,350,554	18,843,342	8,394,757	1,642,720	3,458,455	138,060
$127,521,305	$125,090,445	$77,670,787	$25,169,776	$19,318,221	$5,106,522

25,000,000,000	Unlimited	100,000,000	100,000,000	Unlimited	Unlimited
124,989,938	125,033,860	77,670,787	25,169,776	10,382,773	5,106,522
8,913,769	5,059,089	6,144,368	2,118,394	674,038	484,408
$14.02	$24.71	$12.64	$11.88	$15.40	$10.54

25,000,000,000	Unlimited	N/A	N/A	Unlimited	N/A
2,531,367	56,585	N/A	N/A	8,935,448	N/A
180,337	2,279	N/A	N/A	572,688	N/A
$14.04	$24.83	N/A	N/A	$15.60	N/A

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Statements
Statements of Operations For the Year Ended October 31, 2012

		HENNESSY	HENNESSY
	HENNESSY	CORNERSTONE	CORNERSTONE
	CORNERSTONE	MID CAP 30	LARGE GROWTH
	GROWTH FUND	FUND	FUND
INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$1,465,565	$3,202,959	$2,062,487
Dividend income from affiliated securities	—	—	—
Interest income	3,469	908	226
Total investment income	1,469,034	3,203,867	2,062,713

EXPENSES:
Investment advisory fees	1,612,148	1,205,874	574,284
Administration, fund accounting, custody and transfer agent fees	555,538	415,538	197,895
Distribution fees – Investor Class (See Note 6)	—	—	—
Service fees – Investor Class (See Note 6)	214,761	139,469	76,989
Federal and state registration fees	31,975	38,642	35,094
Audit fees	27,011	25,353	23,206
Legal fees	5,521	5,521	5,020
Compliance expense	10,925	10,925	10,925
Reports to shareholders	61,166	42,617	16,319
Directors’ fees and expenses	15,553	15,453	15,029
Sub-transfer agent expenses – Investor Class (See Note 6)	342,871	240,406	19,637
Sub-transfer agent expenses – Institutional Class (See Note 6)	588	14,108	29
Interest expense (See Notes 4 and 7)	777	6,607	—
Other	22,830	16,396	10,473
Total expenses before reimbursement from advisor	2,901,664	2,176,909	984,900
Administration expense waiver (See Note 6)	(4,007)	(42,487)	(2,641)
Net expenses	2,897,657	2,134,422	982,259
NET INVESTMENT INCOME (LOSS)	(1,428,623)	1,069,445	1,080,454

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments from unaffiliated securities	3,675,303	465,078	171,724
Investments from affiliated securities	—	—	—
Change in unrealized appreciation on investments	43,342,497	21,872,356	5,528,323
Net gain (loss) on investments	47,017,800	22,337,434	5,700,047
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,589,177	$23,406,879	$6,780,501

(1)  Net of foreign taxes withheld of $0, $0, $0, $194,035, $2,092, $0, $0 $30,259 and $18,352 respectively.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

HENNESSY	HENNESSY	HENNESSY	HENNESSY		HENNESSY
CORNERSTONE	LARGE	TOTAL RETURN	BALANCED	HENNESSY	JAPAN SMALL
VALUE FUND	VALUE FUND	FUND	FUND	JAPAN FUND	CAP FUND

$4,848,327	$3,201,079	$1,968,445	$420,859	$401,971	$248,588
—	—	—	—	—	—
2,032	138	18,574	8,469	148	179
4,850,359	3,201,217	1,987,019	429,328	402,119	248,767

912,705	1,065,815	425,005	136,881	205,473	179,755
314,513	319,745	180,627	58,174	52,396	38,198
—	—	106,251	34,220	—	—
121,418	125,342	70,834	22,814	10,851	14,980
35,915	33,242	27,337	24,655	36,957	20,530
23,671	22,550	21,456	19,070	21,703	20,212
5,521	7,020	5,516	5,516	5,020	5,520
10,925	10,925	10,925	10,925	10,925	10,925
25,082	43,944	15,038	4,455	8,547	6,518
15,427	15,305	10,587	10,688	15,282	15,293
72,797	89,951	30,149	20,402	15,567	23,539
1,874	—	N/A	N/A	5,132	N/A
708	—	57,585	—	2,204	3,166
15,079	14,859	8,912	3,147	10,078	10,086
1,555,635	1,748,698	970,222	350,947	400,135	348,722
(4,229)	(118)	—	—	—	N/A
1,551,406	1,748,580	970,222	350,947	400,135	348,722
3,298,953	1,452,637	1,016,797	78,381	1,984	(99,955)

3,221,518	9,806,738	3,337,953	493,334	(816,325)	2,043,302
—	—	—	—	—	—
8,250,584	7,541,982	3,331,681	918,830	2,653,253	(380,675)
11,472,102	17,348,720	6,669,634	1,412,164	1,836,928	1,662,627
$14,771,055	$18,801,357	$7,686,431	$1,490,545	$1,838,912	$1,562,672

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Statements
Statements of Changes in Net Assets

	Hennessy Cornerstone Growth Fund

	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
OPERATIONS:
Net investment income (loss)	$(1,428,623)	$(1,513,994)
Net realized gain on securities	3,675,303	39,880,443
Change in unrealized appreciation (depreciation) on securities	43,342,497	(41,240,390)
Net increase (decrease) in net assets resulting from operations	45,589,177	(2,873,941)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	—	—
Net investment income – Institutional Class	—	—
Net realized gains – Investor Class	—	—
Net realized gains – Institutional Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the Reorganization – Investor Class (See Note 9)	—	25,825,466
Proceeds from shares issued in the Reorganization – Institutional Class (See Note 9)	34,071,809	339,345
Proceeds from shares subscribed – Investor Class	90,544,279	5,686,546
Proceeds from shares subscribed – Institutional Class	418,215	120,828
Dividends reinvested – Investor Class	—	—
Dividends reinvested – Institutional Class	—	—
Cost of shares redeemed – Investor Class	(54,063,454)	(51,326,442)
Cost of shares redeemed – Institutional Class	(778,530)	(1,075,812)
Net increase (decrease) in net assets derived from capital share transactions	70,192,319	(20,430,069)
TOTAL INCREASE (DECREASE) IN NET ASSETS	115,781,496	(23,304,010)

NET ASSETS:
Beginning of period	186,929,423	210,233,433
End of period	$302,710,919	$186,929,423
Accumulated net investment income (loss), end of period	$(2,592,872)	$16,688

CHANGES IN SHARES OUTSTANDING:
Shares issued in connection with Acquisition – Investor Class (See Note 9)	—	2,524,476
Shares issued in connection with Acquisition – Institutional Class (See Note 9)	2,732,499	32,783
Shares sold – Investor Class	7,702,040	536,989
Shares sold – Institutional Class	35,989	11,197
Shares issued to holders as reinvestment of dividends – Investor Class	—	—
Shares issued to holders as reinvestment of dividends – Institutional Class	—	—
Shares redeemed – Investor Class	(4,743,651)	(4,705,581)
Shares redeemed – Institutional Class	(67,781)	(94,611)
Net increase (decrease) in shares outstanding	5,659,096	(1,694,747)

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Hennessy Cornerstone Mid Cap 30 Fund		Hennessy Cornerstone Large Growth Fund		Hennessy Cornerstone Value Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

$1,069,445	$(1,184,998)	$1,080,454	$559,148	$3,298,953	$4,048,072
465,078	21,853,896	171,724	15,375,964	3,221,518	10,696,825
21,872,356	(10,298,635)	5,528,323	(10,653,411)	$8,250,584	(7,231,439)
23,406,879	10,370,263	6,780,501	5,281,701	14,771,055	7,513,458

—	—	(557,836)	(626,839)	(3,784,445)	(4,238,610)
—	—	(1,312)	(968)	(49,840)	(44,764)
—	—	(15,350,002)	(109,149)	—	—
—	—	(25,963)	(99)	—	—
—	—	(15,935,113)	(737,055)	(3,834,285)	(4,283,374)

—	—	—	—	—	—
16,374,686	—	33,698,161	—	—	—
61,505,408	59,931,720	2,170,407	1,432,151	16,434,099	10,694,626
4,266,258	7,761,938	51,923	88,409	1,336,353	83,602
—	—	14,646,437	671,356	3,373,717	3,846,379
—	—	27,274	1,067	37,743	25,543
(81,736,037)	(45,594,300)	(9,670,991)	(7,591,682)	(21,987,512)	(57,199,244)
(6,640,858)	(6,751,235)	(16,525)	(21,081)	(188,855)	(323,943)
(6,230,543)	15,348,123	40,906,686	(5,419,780)	(994,455)	(42,873,037)
17,176,336	25,718,386	31,752,074	(875,134)	9,942,315	(39,642,953)

170,295,314	144,576,928	78,023,112	78,898,246	117,578,990	157,221,943
$187,471,650	$170,295,314	$109,775,186	$78,023,112	$127,521,305	$117,578,990
$1,029,849	$—	$1,080,454	$559,148	$2,446,268	$3,329,807

—	—	—	—	—	—
1,154,875	—	3,110,613	—	—	—
4,595,496	4,688,679	204,448	113,003	1,221,855	847,873
312,388	598,584	4,836	7,307	100,889	6,843
—	—	1,455,027	55,671	264,813	312,206
—	—	2,689	88	2,967	2,077
(6,262,135)	(3,673,362)	(911,650)	(610,123)	(1,636,482)	(4,539,225)
(512,726)	(538,511)	(1,399)	(1,715)	(14,382)	(25,568)
(712,102)	1,075,390	3,864,564	(435,769)	(60,340)	(3,395,794)

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Statements
Statements of Changes in Net Assets

	Hennessy Large Value Fund

	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
OPERATIONS:
Net investment income (loss)	$1,452,637	$1,283,875
Net realized gain (loss) on securities	9,806,738	11,600,606
Change in unrealized appreciation (depreciation) on securities	7,541,982	(5,464,551)
Net increase (decrease) in net assets resulting from operations	18,801,357	7,419,930

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(1,007,288)	(1,291,601)
Net investment income – Institutional Class	(471)	(582)
Net realized gains – Investor Class	—	—
Net realized gains – Institutional Class	—	—
Total distributions	(1,007,759)	(1,292,183)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,325,949	1,847,792
Proceeds from shares subscribed – Institutional Class	13,303	10,610
Dividends reinvested – Investor Class	961,881	1,235,299
Dividends reinvested – Institutional Class	471	528
Cost of shares redeemed – Investor Class	(19,010,445)	(16,781,736)
Cost of shares redeemed – Institutional Class	(289)	(12,669)
Net increase (decrease) in net assets derived from capital share transactions	(16,709,130)	(13,700,176)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,084,468	(7,572,429)

NET ASSETS:
Beginning of period	124,005,977	131,578,406
End of period	$125,090,445	$124,005,977
Accumulated net investment income (loss), end of period	$1,060,739	$634,102

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	56,881	84,224
Shares sold – Institutional Class	579	497
Shares issued to holders as reinvestment of dividends – Investor Class	43,942	56,743
Shares issued to holders as reinvestment of dividends – Institutional Class	21	24
Shares redeemed – Investor Class	(817,082)	(759,938)
Shares redeemed – Institutional Class	(13)	(615)
Net increase (decrease) in shares outstanding	(715,672)	(619,065)

(1) Certain prior year balances have been reclassified to match current year presentation.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Hennessy Total Return Fund		Hennessy Balanced Fund		Hennessy Japan Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

$1,016,797	$1,021,401	$78,381	$57,635	$1,984	$(82,227)
3,337,953	3,288,471	493,334	498,835	(816,325)	1,052,378
3,331,681	2,165,518	918,830	310,456	2,653,253	(4,618,650)
7,686,431	6,475,390	1,490,545	866,926	1,838,912	(3,648,499)

(1,013,041)	(1,003,505)	(81,724)	(55,526)	—	—
N/A	N/A	N/A	N/A	—	—
—	—	—	—	—	—
N/A	N/A	N/A	N/A	—	—
(1,013,041)	(1,003,505)	(81,724)	(55,526)	—	—

29,998,535	11,718,225	13,386,838	8,374,392	6,766,669	68,660,478
N/A	N/A	N/A	N/A	157,102	1,179,768
923,418	905,737	77,883	53,435	—	—
N/A	N/A	N/A	N/A	—	—
(24,056,017)	(23,040,187)	(7,726,009)	(3,720,748)	(12,101,974)	(68,498,669	)(1)
N/A	N/A	N/A	N/A	(1,853,965)	(16,765,426)
6,865,936	(10,416,225)	5,738,712	4,707,079	(7,032,168)	(15,423,849)
13,539,326	(4,944,340)	7,147,533	5,518,479	(5,193,256)	(19,072,348)

64,131,461	69,075,801	18,022,243	12,503,764	24,511,477	43,583,825
$77,670,787	$64,131,461	$25,169,776	$18,022,243	$19,318,221	$24,511,477
$78,405	$74,649	$2,932	$6,275	$—	$—

2,462,738	1,061,206	1,156,321	760,081	460,787	4,803,522
N/A	N/A	N/A	N/A	10,560	80,655
74,537	81,262	6,678	4,931	—	—
N/A	N/A	N/A	N/A	—	—
(1,983,914)	(2,087,396)	(663,666)	(344,283)	(845,443)	(5,335,288)
N/A	N/A	N/A	N/A	(124,185)	(1,256,328)
553,361	(944,928)	499,333	420,729	(498,281)	(1,707,439)

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Statements
Statements of Changes in Net Assets

	Hennessy Japan Small Cap Fund

	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
OPERATIONS:
Net investment income (loss)	$(99,955)	$41,453
Net realized gain (loss) on securities	2,043,302	1,413,091
Change in unrealized appreciation (depreciation) on securities	(380,675)	(331,017)
Net increase (decrease) in net assets resulting from operations	1,562,672	1,123,527

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(99,101)	—
Net investment income – Institutional Class	N/A	N/A
Net realized gains – Investor Class	—	—
Net realized gains – Institutional Class	N/A	N/A
Total distributions	(99,101)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,526,353	18,301,075
Proceeds from shares subscribed – Institutional Class	N/A	N/A
Dividends reinvested – Investor Class	95,320	—
Dividends reinvested – Institutional Class	N/A	N/A
Cost of shares redeemed – Investor Class	(23,061,781)	(10,506,600	)(1)
Cost of shares redeemed – Institutional Class	N/A	N/A
Net increase (decrease) in net assets derived from capital share transactions	(20,440,108)	7,794,475
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,976,537)	8,918,002

NET ASSETS:
Beginning of period	24,083,059	15,165,057
End of period	$5,106,522	$24,083,059
Accumulated net investment income (loss), end of period	$(57,735)	$(190,480)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	235,392	1,751,882
Shares sold – Institutional Class	N/A	N/A
Shares issued to holders as reinvestment of dividends – Investor Class	9,570	—
Shares issued to holders as reinvestment of dividends – Institutional Class	N/A	N/A
Shares redeemed – Investor Class	(2,148,260)	(1,007,763)
Shares redeemed – Institutional Class	N/A	N/A
Net increase (decrease) in shares outstanding	(1,903,298)	744,119

(1) Certain prior year balances have been reclassified to match current year presentation.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Statement of Cash Flows
Hennessy Total Return Fund For the Year Ended October 31, 2012

Cash Flows From Operating Activities:

Net increase in net assets from operations	$7,686,431
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(266,722,396)
Proceeds on sale of securities	248,951,662
Decrease in other receivables, net	750,048
Increase in other assets	(60)
Increase in accrued expenses and other payables	276,380
Net accretion of discount on securities	(18,326)
Net realized gain on investments	(3,337,953)
Unrealized appreciation on securities	(3,331,681)
Net cash used in operating activities	(15,745,895)

Cash Flows From Financing Activities:

Increase in reverse repurchase agreements	9,893,000
Proceeds on shares sold	29,998,535
Payment on shares repurchased	(24,056,017)
Cash dividends paid, net of dividends reinvested	(89,623)
Net cash provided by financing activities	15,745,895

Cash at beginning of year	—
Cash at end of year	—
Net increase (decrease) in cash	$—

Cash paid for interest	$52,901

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Highlights
Hennessy Cornerstone Growth Fund

For an Investor Class share (formerly Original Class share) outstanding throughout each year

	Year Ended October 31
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$9.97	$10.28	$8.81	$8.80	$19.4

Income from investment operations:
Net investment loss	(0.07)	(0.08)	(0.10)	(0.04)	(0.05)
Net realized and unrealized gains (losses) on securities	2.48	(0.23)	1.57	0.05	(8.32)
Total from investment operations	2.41	(0.31)	1.47	0.01	(8.37)

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	—	—	(2.24)
Total distributions	—	—	—	—	(2.24)
Net asset value, end of period	$12.38	$9.97	$10.28	$8.81	$8.80

TOTAL RETURN	24.17%	(3.02)%	16.69%	0.11%	(48.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$265.60	$184.40	$207.11	$228.96	$312.50
Ratio of expenses to average net assets	1.34%	1.33%	1.34%	1.36%	1.25%
Ratio of net investment loss to average net assets	(0.66)%	(0.78)%	(0.89)%	(0.42)%	(0.29)%
Portfolio turnover rate(1)	90%	106%	103%	108%	103%

(1) Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Cornerstone Growth Fund

For an Institutional Class share outstanding throughout each period

					Period Ended
	Year Ended October 31,				October 31,
	2012	2011	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$10.09	$10.37	$8.86	$8.82	$13.29

Income from investment operations:
Net investment income (loss)	(0.04)	(0.05)	(0.07)	—	0.01
Net realized and unrealized gains (losses) on securities	2.52	(0.23)	1.58	0.04	(4.48)
Total from investment operations	2.48	(0.28)	1.51	0.04	(4.47)

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$12.57	$10.09	$10.37	$8.86	$8.82

TOTAL RETURN	24.58%	(2.70)%	17.04%	0.45%	(34.13	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$37.11	$2.53	$3.12	$4.68	$5.09
Ratio of expenses to average net assets:
Before expense reimbursement	1.11%	1.09%	1.09%	1.11%	1.12	%(3)
After expense reimbursement	0.98%	0.98%	0.98%	0.98%	0.98	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.38)%	(0.55)%	(0.64)%	(0.17)%	0.15	%(3)
After expense reimbursement	(0.51)%	(0.44)%	(0.53)%	(0.04)%	0.29	%(3)
Portfolio turnover rate(4)	90%	106%	103%	108%	103	%(2)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Highlights
Hennessy Cornerstone Mid Cap 30 Fund (formerly the Hennessy Focus 30 Fund)

For an Investor Class share (formerly Original Class share) outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$12.15	$11.18	$8.73	$8.02	$13.67

Income from investment operations:
Net investment income (loss)	0.08	(0.09)	(0.03)	(0.02)	(0.06)
Net realized and unrealized gains (losses) on investments	1.83	1.06	2.48	0.73	(3.57)
Total from investment operations	1.91	0.97	2.45	0.71	(3.63)

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	—	—	(2.02)
Total distributions	—	—	—	—	(2.02)
Net asset value, end of period	$14.06	$12.15	$11.18	$8.73	$8.02

TOTAL RETURN	15.72%	8.68%	28.06%	8.85%	(30.81)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$145.85	$146.23	$123.20	$128.36	$167.32
Ratio of expenses to average net assets	1.37%	1.36%	1.39%	1.39%	1.27%
Ratio of net investment income (loss) to average net assets	0.59%	(0.79)%	(0.26)%	(0.20)%	(0.62)%
Portfolio turnover rate(1)	25%	107%	87%	90%	123%

(1)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Cornerstone Mid Cap 30 Fund (formerly the Hennessy Focus 30 Fund)

For an Institutional Class share outstanding throughout each period

					Period Ended
	Year Ended October 31,				October 31,
	2012	2011	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$12.32	$11.29	$8.78	$8.04	$11.15

Income from investment operations:
Net investment income (loss)	0.09	(0.05)	0.02	0.02	(0.02)
Net realized and unrealized gains (losses) on investments	1.90	1.08	2.49	0.72	(3.09)
Total from investment operations	1.99	1.03	2.51	0.74	(3.11)

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$14.31	$12.32	$11.29	$8.78	$8.04

TOTAL RETURN	16.15%	9.12%	28.59%	9.20%	(27.89	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$41.62	$24.06	$21.38	$27.44	$26.78
Ratio of expenses to average net assets:
Before expense reimbursement	1.16%	1.14%	1.16%	1.15%	1.13	%(3)
After expense reimbursement	0.98%	0.98%	0.98%	0.98%	0.98	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.90%	(0.41)%	(0.03)%	0.04%	(0.28	)%(3)
After expense reimbursement	1.08%	(0.57)%	0.15%	0.21%	(0.13	)%(3)
Portfolio turnover rate(4)	25%	107%	87%	90%	123	%(2)

(1)  Institutional Class shares commenced operations on March 3, 2008.
(2)  Not Annualized.
(3)  Annualized.
(4)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Highlights
Hennessy Cornerstone Large Growth Fund

For an Investor Class share (formerly Original Class share) outstanding throughout each period

				One Month
				Ended		Year Ended
	Year Ended October 31,			October 31,		September 30,
	2012	2011	2010	2009(1)		2009(2)	2008(2)
PER SHARE DATA:
Net asset value, beginning of period	$12.37	$11.70	$9.49	$9.60		$10.09	$12.61

Income from investment operations:
Net investment income (loss)	0.13	0.09	0.09	—	(3)	0.05	—	(3)(4)
Net realized and unrealized gains (losses) on securities	0.80	0.69	2.17	(0.11)		(0.54)	(2.52)
Total from investment operations	0.93	0.78	2.26	(0.11)		(0.49)	(2.52)

Less Distributions:
Dividends from net investment income	(0.07)	(0.09)	(0.05)	—		—	—
Dividends from net realized gains	(2.46)	(0.02)	—	—		—	—
Total distributions	(2.53)	(0.11)	(0.05)	—		—	—
Net asset value, end of period	$10.77	$12.37	$11.70	$9.49		$9.60	$10.09

TOTAL RETURN	9.14%	6.70%	23.88%	(1.15	)%(5)	(4.86)%	(19.98)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$75.83	$77.88	$78.83	$69.41		$70.61	$80.91
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.27%	1.26%	1.30%	1.26	%(6)	1.40%	1.16%
After expense reimbursement/recoupment	1.27%	1.30%	1.30%	1.30	%(6)	1.17%	0.98%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	1.35%	0.72%	0.84%	(0.01	)%(6)	0.36%	(0.19)%
After expense reimbursement/recoupment	1.35%	0.68%	0.84%	(0.05	)%(6)	0.59%	(0.01)%
Portfolio turnover rate(7)	0%	70%	83%	0	%(5)	116%	38%

(1)	For the one month period ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Large Cap Growth Fund, Class S shares.  The assets of the Tamarack Large Cap Growth Fund were acquired by the Hennessy Cornerstone Large Growth Fund on March 20, 2009.  At the time RBC Global Asset Management (U.S.), Inc. (formerly known as Voyageur Asset Management Inc.) ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor.  The return of the Tamarack Large Cap Growth Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.30)%.  The return of the Hennessy Cornerstone Large Growth Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 42.64%.

(3)	Amount is less than $0.01 or ($0.01) per share.
(4)	Per share net investment income (loss) has been calculated using the average daily shares method.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Cornerstone Large Growth Fund

For an Institutional Class share outstanding throughout each period

				One Month		Period
				Ended		Ended
	Year Ended October 31,			October 31,		September 30,
	2012	2011	2010	2009(1)		2009(2)
PER SHARE DATA:
Net asset value, beginning of period	$12.44	$11.76	$9.51	$9.61		$6.73

Income from investment operations:
Net investment income	0.07	0.08	0.10	—	(3)	0.03
Net realized and unrealized gains (losses) on securities	0.89	0.74	2.20	(0.10)		2.85
Total from investment operations	0.96	0.82	2.30	(0.10)		2.88

Less Distributions:
Dividends from net investment income	(0.09)	(0.12)	(0.05)	—		—
Dividends from net realized gains	(2.46)	(0.02)	—	—		—
Total distributions	(2.55)	(0.14)	(0.05)	—		—
Net asset value, end of period	$10.85	$12.44	$11.76	$9.51		$9.61

TOTAL RETURN	9.43%	6.99%	24.26%	(1.04	)%(4)	42.79	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$33.94	$0.14	$0.07	$0.04		$0.04
Ratio of expenses to average net assets:
Before expense reimbursement	1.41%	1.14%	1.16%	1.14	%(5)	16.51	%(5)
After expense reimbursement	0.98%	0.98%	0.98%	0.98	%(5)	0.98	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	6.44%	0.81%	0.90%	0.12	%(5)	(14.54	)%(5)
After expense reimbursement	6.87%	0.97%	1.08%	0.28	%(5)	0.99	%(5)
Portfolio turnover rate(6)	0%	70%	83%	0	%(4)	116	%(4)

(1)	For the one month period ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)	Institutional Class shares commenced operations on March 20, 2009.
(3)	Amount is less than $0.01 or ($0.01) per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Highlights
Hennessy Cornerstone Value Fund

For an Investor Class share (formerly Original Class share) outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$12.84	$12.53	$10.63	$9.05	$17.06

Income from investment operations:
Net investment income	0.37	0.45	0.29	0.24	0.55
Net realized and unrealized gains (losses) on investments	1.23	0.23	1.81	1.87	(8.15)
Total from investment operations	1.60	0.68	2.10	2.11	(7.60)

Less Distributions:
Dividends from net investment income	(0.42)	(0.37)	(0.20)	(0.53)	(0.41)
Dividends from net realized gains	—	—	—	—	—
Total distributions	(0.42)	(0.37)	(0.20)	(0.53)	(0.41)
Net asset value, end of period	$14.02	$12.84	$12.53	$10.63	$9.05

TOTAL RETURN	12.79%	5.58%	19.98%	25.51%	(45.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$124.99	$116.41	$155.87	$145.91	$97.10
Ratio of expenses to average net assets	1.26%	1.31%	1.29%	1.27%	1.20%
Ratio of net investment income to average net assets	2.67%	2.94%	2.33%	3.19%	3.92%
Portfolio turnover rate(1)	47%	40%	91%	59%	53%

(1)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Cornerstone Value Fund

For an Institutional Class share outstanding throughout each period

					Period Ended
	Year Ended October 31,				October 31,
	2012	2011	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$12.86	$12.54	$10.63	$9.06	$13.79

Income from investment operations:
Net investment income	0.45	0.36	0.30	0.30	0.34
Net realized and unrealized gains (losses) on investments	1.19	0.37	1.83	1.83	(5.07)
Total from investment operations	1.64	0.73	2.13	2.13	(4.73)

Less Distributions:
Dividends from net investment income	(0.46)	(0.41)	(0.22)	(0.56)	—
Dividends from net realized gains	—	—	—	—	—
Total distributions	(0.46)	(0.41)	(0.22)	(0.56)	—
Net asset value, end of period	$14.04	$12.86	$12.54	$10.63	$9.06

TOTAL RETURN	13.13%	6.00%	20.31%	25.87%	(34.30	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$2.53	$1.17	$1.35	$1.11	$0.87
Ratio of expenses to average net assets:
Before expense reimbursement	1.20%	1.14%	1.10%	1.13%	1.14	%(3)
After expense reimbursement	0.98%	0.98%	0.98%	0.98%	0.98	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement	2.72%	3.04%	2.52%	3.33%	4.94	%(3)
After expense reimbursement	2.94%	3.20%	2.64%	3.48%	5.10	%(3)
Portfolio turnover rate(4)	47%	40%	91%	59%	53	%(2)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Highlights
Hennessy Large Value Fund (formerly the Hennessy Select Large Value Fund)

For a Investor Class share (formerly Original Class share) outstanding throughout each period

				One Month
				Ended		Year Ended
	Year Ended October 31,			October 31,		September 30,
	2012	2011	2010	2009(1)		2009(2)	2008(2)
PER SHARE DATA:
Net asset value, beginning of period	$21.47	$20.57	$18.88	$19.49		$21.80	$43.12

Income from investment operations:
Net investment income	0.28	0.22	0.14	0.01		0.31	0.42 (3)
Net realized and unrealized gains (losses) on securities	3.14	0.89	1.78	(0.62)		(2.21)	(7.43)
Total from investment operations	3.42	1.11	1.92	(0.61)		(1.90)	(7.01)

Less Distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.23)	—		(0.41)	(0.78)
Dividends from net realized gains	—	—	—	—		—	(13.53)
Total distributions	(0.18)	(0.21)	(0.23)	—		(0.41)	(14.31)
Net asset value, end of period	$24.71	$21.47	$20.57	$18.88		$19.49	$21.80

TOTAL RETURN	16.07%	5.36%	10.22%	(3.13	)%(5)	(8.43)%	(22.42)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$125.00	$123.97	$131.54	$132.77		$138.34	$174.23
Ratio of expenses to average net assets:
Before expense reimbursement	1.40%	1.38%	1.41%	1.37	%(6)	1.42%	1.22%
After expense reimbursement	1.40%	1.38%	1.38%	1.30	%(6)	1.17%	1.02%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.16%	0.97%	0.64%	0.28	%(6)	1.46%	1.32%
After expense reimbursement	1.16%	0.97%	0.67%	0.35	%(6)	1.71%	1.52%
Portfolio turnover rate(4)	111%	149%	146%	10	%(5)	142%	162%

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Value Fund, Class S shares.  The assets of the Tamarack Value Fund were acquired by the Hennessy Select Large Value Fund on March 20, 2009.  Prior to the reorganization, Tamarack Value Fund also offered Class A, Class C and R shares. At that time RBC Global Asset Management (U.S.), Inc., (formerly known as Voyageur Asset Management Inc.) ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor.  The return of the Tamarack Value Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.09)%.  The return of the Hennessy Select Large Value Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 36.84%.

(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Large Value Fund (formerly the Hennessy Select Large Value Fund)

For an Institutional Class share outstanding throughout each period

				One Month		Period
				Ended		Ended
	Year Ended October 31,			October 31,		September 30,
	2012	2011	2010	2009(1)		2009(2)
PER SHARE DATA:
Net asset value, beginning of period	$21.56	$20.65	$18.92	$19.53		$14.25

Income from investment operations:
Net investment income (loss)	0.39	0.27	0.21	—	(3)	0.08
Net realized and unrealized gains (losses) on securities	3.15	0.92	1.80	(0.61)		5.20
Total from investment operations	3.54	1.19	2.01	(0.61)		5.28

Less Distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.28)	—		—
Dividends from net realized gains	—	—	—	—		—
Total distributions	(0.27)	(0.28)	(0.28)	—		—
Net asset value, end of period	$24.83	$21.56	$20.65	$18.92		$19.53

TOTAL RETURN	16.58%	5.76%	10.65%	(3.12	)%(4)	37.05	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$0.06	$0.04	$0.04	$0.03		$0.03
Ratio of expenses to average net assets:
Before expense reimbursement	1.22%	1.21%	1.22%	1.20	%(5)	26.18	%(5)
After expense reimbursement	0.98%	0.98%	0.98%	0.98	%(5)	0.98	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.29%	1.13%	0.80%	0.44	%(5)	(24.06	)%(5)
After expense reimbursement	1.53%	1.36%	1.04%	0.66	%(5)	1.14	%(5)
Portfolio turnover rate(6)	111%	149%	146%	10	%(4)	142	%(4)
(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)	Institutional Class shares commenced operations on March 20, 2009.
(3)	Amount is less than $0.01 or $(0.01).
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Highlights
Hennessy Total Return Fund

For an Investor Class share (formerly Original Class share) outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$11.47	$10.57	$9.10	$9.22	$13.73

Income from investment operations:
Net investment income	0.18	0.18	0.16	0.18	0.28
Net realized and unrealized gains (losses) on securities	1.17	0.89	1.48	(0.14)	(4.49)
Total from investment operations	1.35	1.07	1.64	0.04	(4.21)

Less Distributions:
Dividends from net investment income	(0.18)	(0.17)	(0.17)	(0.16)	(0.30)
Dividends from realized capital gains	—	—	—	—	—
Total distributions	(0.18)	(0.17)	(0.17)	(0.16)	(0.30)
Net asset value, end of period	$12.64	$11.47	$10.57	$9.10	$9.22

TOTAL RETURN	11.78%	10.22%	18.09%	0.69%	(30.97)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$77.67	$64.13	$69.08	$52.38	$58.22
Gross ratio of expenses, including interest expense, to average net assets	1.37%	1.34%	1.33%	1.56%	2.36%
Ratio of interest expense to average net assets	0.08%	0.10%	0.08%	0.29%	1.16%
Net ratio of expenses, excluding interest expense, to average net assets	1.29%	1.24%	1.25%	1.27%	1.20%
Ratio of net investment income to average net assets	1.44%	1.56%	1.62%	2.12%	2.43%
Portfolio turnover rate	22%	21%	41%	41%	16%

The accompanying notes are an integral part of these financial statements.

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Financial Highlights
Hennessy Balanced Fund

For an Investor Class share (formerly Original Class share) outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of year	$11.13	$10.43	$9.48	$9.11	$12.51

Income from investment operations:
Net investment income	0.04	0.05	0.05	0.10	0.25
Net realized and unrealized gains (losses) on securities	0.75	0.70	0.95	0.38	(2.80)
Total from investment operations	0.79	0.75	1.00	0.48	(2.55)

Less Distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.05)	(0.11)	(0.26)
Dividends from realized capital gains	—	—	—	—	(0.59)
Total distributions	(0.04)	(0.05)	(0.05)	(0.11)	(0.85)
Net asset value, end of period	$11.88	$11.13	$10.43	$9.48	$9.11

TOTAL RETURN	7.13%	7.16%	10.53%	5.46%	(21.55)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$25.17	$18.02	$12.50	$11.47	$11.46
Ratio of net expenses to average net assets	1.54%	1.61%	1.65%	1.73%	1.56%
Ratio of net investment income to average net assets	0.34%	0.42%	0.45%	1.17%	2.31%
Portfolio turnover rate	17%	39%	57%	46%	13%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Highlights
Hennessy Japan Fund (formerly the Hennessy Select SPARX Japan Fund)

For an Investor Class share (formerly Original Class share) outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009(1)	2008(1)
PER SHARE DATA:
Net asset value, beginning of year	$13.99	$12.58	$11.38	$9.73	$16.24

Income from investment operations:
Net investment income (loss)	(0.02)	(0.10)	(0.04)	0.02	0.05
Net realized and unrealized gains (losses) on securities	1.43	1.51	1.25	1.66	(6.56)
Total from investment operations	1.41	1.41	1.21	1.68	(6.51)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.03)	—
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	—	(0.01)	—	—
Total distributions	—	—	(0.02)	(0.03)	—
Redemption fees retained	—	—	0.01	— (2)	— (2)
Net asset value, end of period	$15.40	$13.99	$12.58	$11.38	$9.73

TOTAL RETURN	10.08%	11.21%	11.04%	17.36%	(40.09)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$10.38	$14.81	$20.01	$28.29	$15.86
Ratio of expenses to average net assets:
Before expense reimbursement	2.03%	1.86%	1.71%	1.75%	1.72%
After expense reimbursement	2.03%	1.86%	1.59%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.09)%	(0.54)%	(0.27)%	(0.34)%	(0.10)%
After expense reimbursement	(0.09)%	(0.54)%	(0.15)%	0.17%	0.37%
Portfolio turnover rate(3)	2%	166%	8%	17%	35%

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009 Hennessy Advisors, Inc., became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Fund.

(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

Financial Highlights
Hennessy Japan Fund (formerly the Hennessy Select SPARX Japan Fund)

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009(1)	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$14.14	$12.66	$11.44	$9.78	$16.33

Income from investment operations:
Net investment income (loss)	0.02	0.03	0.01	0.03	0.05
Net realized and unrealized gains (losses) on securities	1.44	1.45	1.23	1.66	(6.60)
Total from investment operations	1.46	1.48	1.24	1.69	(6.55)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.03)	—
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	—	(0.01)	—	—
Total distributions	—	—	(0.02)	(0.03)	—
Redemption fees retained	—	—	—	— (2)	— (2)
Net asset value, end of period	$15.60	$14.14	$12.66	$11.44	$9.78

TOTAL RETURN	10.33%	11.69%	11.07%	17.37%	(40.11)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$8.94	$9.70	$23.57	$25.55	$37.03
Ratio of expenses to average net assets:
Before expense reimbursement	1.85%	1.64%	1.45%	1.75%	1.72%
After expense reimbursement	1.85%	1.64%	1.40%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.13%	0.19%	0.02%	(0.34)%	(0.10)%
After expense reimbursement	0.13%	0.19%	0.07%	0.17%	0.37%
Portfolio turnover rate(3)	2%	166%	8%	17%	35%

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009 Hennessy Advisors, Inc., became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Fund.

(2)	Amount is less than $0.01 or $(0.01).
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Financial Highlights
Hennessy Japan Small Cap Fund (formerly the Hennessy Select SPARX Japan Smaller Companies Fund)

For an Investor Class share (formerly Original Class share) outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009(1)	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$10.09	$9.23	$9.74	$6.87	$10.98

Income from investment operations:
Net investment income (loss)	(0.68)	0.06	— (2)	0.07	0.02 (3)
Net realized and unrealized gains (losses) on securities	1.17	0.80	(0.10)	2.80	(4.08)
Total from investment operations	0.49	0.86	(0.10)	2.87	(4.06)

Less Distributions:
Dividends from net investment income	(0.04)	—	(0.42)	—	(0.07)
Dividends from net realized gains	—	—	—	—	—
Total distributions	(0.04)	—	(0.42)	—	(0.07)
Redemption fees retained	—	—	0.01	— (2)	0.02
Net asset value, end of period	$10.54	$10.09	$9.23	$9.74	$6.87

TOTAL RETURN	4.91%	9.32%	(0.72)%	41.78%	(37.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$5.11	$24.08	$15.17	$16.20	$11.74
Ratio of expenses to average net assets:
Before expense reimbursement	2.33%	2.10%	2.14%	3.10%	4.47%
After expense reimbursement	2.33%	2.10%	2.01%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.66)%	0.17%	(0.14)%	(0.86)%	(2.60)%
After expense reimbursement	(0.66)%	0.17%	(0.01)%	0.64%	0.26%
Portfolio turnover rate	49%	61%	100%	138%	55%

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Smaller Companies Fund. On September 17, 2009 Hennessy Advisors, Inc., became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Smaller Companies Fund.

(2)	Amount is less than $0.01 or $(0.01).
(3)	Calculated based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

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Notes to the Financial Statements
October 31, 2012

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Growth Fund”), Hennessy Cornerstone Mid Cap 30 Fund (the “Mid Cap 30 Fund”, formerly known as the Hennessy Focus 30 Fund), and the Hennessy Cornerstone Value Fund (the “Value Fund”), are each series of Hennessy Mutual Funds, Inc., which was organized as a Maryland corporation on May 20, 1996.  These Funds are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The investment objective of both the Growth Fund and Mid Cap 30 Fund is long-term growth of capital.  The investment objective of the Value Fund is total return, consisting of capital appreciation and current income.

The Hennessy Cornerstone Large Growth Fund (the “Large Growth Fund”) and Hennessy Large Value Fund (the “Large Value Fund”, formerly known as the Hennessy Select Large Value Fund), are each series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware Statutory Trust on September 17, 1992.  These Funds are open-end, diversified management investment companies registered under the 1940 Act.  The investment objective of the Large Growth Fund is long-term growth of capital.  The investment objective of the Large Value Fund is long-term growth of capital and current income.

The Hennessy Balanced Fund (the “Balanced Fund”), and Hennessy Total Return Fund (the “Total Return Fund”), are each series of Hennessy Funds, Inc., which was organized as a Maryland corporation on January 11, 1996.  The Balanced and Total Return Funds are open-end, non-diversified management investment companies registered under the 1940 Act.  The investment objective of the Balanced Fund is a combination of capital appreciation and current income.  The investment objective of the Total Return Fund is total return, consisting of capital appreciation and current income.

The Hennessy Japan Fund (the “Japan Fund”, formerly known as the Hennessy Select SPARX Japan Fund and the Hennessy Japan Small Cap Fund (the “Japan Small Cap Fund”, formerly known as the Hennessy Select SPARX Japan Smaller Companies Fund), are each series of Hennessy SPARX Funds Trust, which was organized as a Massachusetts business trust on July 24, 1995.  The Japan Fund and the Japan Small Cap Fund are open-end, diversified management investment companies registered under the 1940 Act.  Although these Funds will each be considered a “diversified” mutual fund, the Funds may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.  The investment objective of the Japan Fund and the Japan Small Cap Fund is long-term capital appreciation.

The Growth Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund, Large Value Fund, Total Return Fund, Balanced Fund, Japan Fund and Japan Small Cap Fund collectively represent the Hennessy Funds (the “Funds”).

The Growth Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund, Large Value Fund and Japan Fund offer Investor and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.  Each class of shares differs principally in its respective administration, shareholder servicing and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Total Return Fund, Balanced Fund and Japan Small Cap Fund offer only Investor Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for Federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2012 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

	Accumulated Net	Accumulated Net	Paid In
	Investment Income/(Loss)	Realized Gain/(Loss)	Capital
Growth Fund	$(1,180,937)	$2,766,634	$(1,585,697)
Mid Cap 30 Fund	$(39,596)	$1,567,459	$(1,527,863)
Large Growth Fund	$—	$4,678,538	$(4,678,538)
Value Fund	$(348,207)	$306,487	$41,720
Large Value Fund	$(18,241)	$18,323	$(82)
Total Return Fund	$—	$—	$—
Balanced Fund	$—	$—	$—
Japan Fund	$(1,984)	$4,767	$(2,783)
Japan Small Cap Fund	$331,801	$(233,429)	$(98,372)

The permanent differences primarily relate to Net Operating Losses, 988 currency transactions, partnership sales adjustments, and PFIC sale adjustments.

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c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Growth Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund, Large Value Fund, Japan Fund and Japan Small Cap Fund, if any, are declared and paid out annually, usually in November or December of each year. Dividends from net investment income for the Total Return Fund and Balanced Fund are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December of each year, for all of the Funds.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

i).
Forward Contracts – The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the year ended October 31, 2012, the Funds did not enter into any forward contracts.

j).
Repurchase Agreements – The Funds may enter into repurchase agreements with member banks or security dealers of the Federal Reserve whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient, in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Funds have adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of October 31, 2012, open Federal and state tax years for the Funds include the tax years ended October 31, 2009 through 2012.

l).
Derivatives – The Funds may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the year ended October 31, 2012, the Funds did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred subsequent to October 31, 2012, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

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n).
New Accounting Pronouncements – In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective applications for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statements disclosures.

3).  SECURITIES VALUATION

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post market close subsequent events (foreign markets), little public information exists or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participant’s would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds and real estate investment trusts, which are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds – Investments in mutual funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the Funds and will be classified as Level 1 securities.

Investment Companies – Investments in investment companies (e.g. mutual funds and exchange traded funds) are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds and will be classified as Level 1 securities.

U.S. Government Securities – U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using prices furnished by a pricing service.  U.S. government securities are generally categorized in Level 2 of the fair value hierarchy based on the inputs used and market activity levels for specific securities.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Short-term securities are generally in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Directors/Trustees of the Funds (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are considered Level 2 prices in the fair valuation hierarchy.  Because the Funds invest in foreign securities, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or redeem your shares.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

HENNESSY FUNDS                                                                                                                1-800-966-4354

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Funds’ securities as of October 31, 2012, are included with each Fund’s Schedule of Investments.

4).  REVERSE REPURCHASE AGREEMENTS

The Total Return Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price.  Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.  Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statement of Operations.

For the year ended October 31, 2012, the average daily balance and average interest rate in effect for reverse repurchase agreements were $22,131,044 and 0.26%, respectively. At October 31, 2012, the interest rate in effect for the outstanding reverse repurchase agreements, scheduled to mature on November 8, 2012, ($10,800,000),  December 13, 2012 ($10,794,000), and January 17, 2013 ($7,196,000), were 0.28%, 0.27% and 0.30%, respectively. Outstanding reverse repurchase agreements at October 31, 2012 were equal to 37.07% of the Total Return Fund’s net assets.

5).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) during the year ended October 31, 2012 were as follows:

	Growth	Mid Cap 30	Large Growth	Value	Large Value
	Fund	Fund	Fund	Fund	Fund
Purchases	$226,967,274	$39,499,217	$ —	$58,195,967	$136,908,387
Sales	$192,094,061	$53,398,542	$8,666,147	$56,321,280	$152,295,014

	Total Return	Balanced	Japan	Japan Small Cap
	Fund	Fund	Fund	Fund
Purchases	$11,487,835	$4,746,748	$ 462,576	$ 7,218,187
Sales	$12,611,127	$1,924,682	$6,340,937	$27,506,821

Purchases and sales/maturities of long-term U.S. Government Securities for the Balanced Fund were $1,699,110 and $700,000, respectively, for the year ended October 31, 2012.  There were no purchases or sales/maturities of long-term U.S. Government Securities for the Growth Fund, Mid Cap 30 Fund, Large Growth Fund, Value Fund, Large Value Fund, Total Return Fund, Japan Fund or Japan Small Cap Fund for the year ended October 31, 2012.

6).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the Advisor of the Funds. The Advisor provides the Funds with investment management services under a Management Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee from each Fund. The fee is based upon the average daily net assets of the Funds at the annual rate of:

Growth Fund	0.74%
Mid Cap 30 Fund	0.74%
Large Growth Fund	0.74%
Value Fund	0.74%
Large Value Fund	0.85%
Total Return Fund	0.60%
Balanced Fund	0.60%
Japan Fund	1.00%
Japan Small Cap Fund	1.20%

Advisor fees payable for the Funds as of October 31, 2012, were:

Growth Fund	$180,177
Mid Cap 30 Fund	$122,844
Large Growth Fund	$64,209
Value Fund	$81,603
Large Value Fund	$91,323
Total Return Fund	$39,979
Balanced Fund	$12,940
Japan Fund	$16,290
Japan Small Cap Fund	$5,399

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The Advisor has delegated the day to day management of the Large Value Fund to a Sub-Advisor, RBC Global Asset Management (U.S.), Inc. (“RBC”). The Advisor has delegated the day to day management of the Japan and Japan Small Cap Funds to a Sub-Advisor, SPARX Asset Management Co. Ltd. (“SPARX”).  The Advisor pays the Sub-Advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Funds.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 0.98% of the Funds’ net assets for the Institutional Class shares in the Growth, Mid Cap 30, Large Growth, Value and Large Value Funds.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.  For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Funds to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2012, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Large Value Fund, Japan Fund, and Japan Small Cap Fund each previously had operating expense limitation agreements which have since expired and/or have been terminated by the Board.  As of October 31, 2012, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	Oct. 31, 2013	Oct. 31, 2014	Oct. 31, 2015	Total
Large Value Fund – Inv. Class	$38,444	$ —	$ —	$38,444
Japan Fund – Inv. Class	$37,425	$ —	$ —	$37,425
Japan Fund – Inst. Class	$12,915	$ —	$ —	$12,915
Japan Small Cap Fund – Inv. Class	$19,527	$ —	$ —	$19,527

The Board has approved a Shareholder Servicing Plan for the Investor Class shares of each of the Funds which was instituted to compensate the Advisor for the non-investment management services it provides to the Funds. The Plan provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Funds.

Service fees payable for the Funds as of October 31, 2012 were:

Growth Fund	$21,786
Mid Cap 30 Fund	$13,866
Large Growth Fund	$6,537
Value Fund	$10,813
Large Value Fund	$10,739
Total Return Fund	$6,663
Balanced Fund	$2,157
Japan Fund	$877
Japan Small Cap Fund	$450

The Funds have entered into agreements with various brokers, dealers and financial intermediaries in connection with the sale of shares of the Funds.  The agreements provide for periodic payments by the Funds to the brokers, dealers and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include: the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status and facilitating shareholder telephone transactions. Fees paid by the Funds to various brokers, dealers and financial intermediaries for the year ended October 31, 2012, were:

Growth Fund	$343,459
Mid Cap 30 Fund	$254,514
Large Growth Fund	$19,666
Value Fund	$74,671
Large Value Fund	$89,951
Total Return Fund	$30,149
Balanced Fund	$20,402
Japan Fund	$20,699
Japan Small Cap Fund	$23,539

The Total Return Fund and Balanced Fund have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of the Total Return and Balanced Fund shares at an annual rate not to exceed 0.15% of each Fund’s average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. Administrative services under this agreement include custody, distribution, fund accounting, fund administration and transfer agent services.  In addition, the Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees paid to U.S. Bancorp Fund Services, LLC for the year ended October 31, 2012, were:

HENNESSY FUNDS                                                                                                                1-800-966-4354

Growth Fund	$555,538
Mid Cap 30 Fund	$415,538
Large Growth Fund	$197,895
Value Fund	$314,513
Large Value Fund	$319,745
Total Return Fund	$180,627
Balanced Fund	$58,174
Japan Fund	$52,396
Japan Small Cap Fund	$38,198

The Administrator has voluntarily waived all or a portion of its administration fees allocated to the Institutional Class shares of the Growth Fund, Mid Cap 30 Fund, Large Growth, Value and Large Value Fund.  The administration fees voluntarily waived by the Administrator during the year ended October, 2012, were $4,007, $42,487, $2,641, $4,229 and $118, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliated company of U.S. Bank, N.A.

7).  LINE OF CREDIT

The Growth Fund, Mid Cap 30 Fund, Value Fund, Japan Fund and Japan Small Cap Fund have lines of credit of (i) $35,000,000, $25,000,000, $10,000,000, $3,000,000 and $3,000,000, respectively, or (ii) the lesser of 33.33% of each Fund’s net assets, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with its custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the year ended October 31, 2012, the Growth Fund had an outstanding average daily balance and a weighted average interest rate of $8,374 and 3.25%, respectively.  The maximum amount outstanding for the Growth Fund during the period was $1,583,000.  During the year ended October 31, 2012, the Mid Cap 30 Fund had an outstanding average daily balance and a weighted average interest rate of $168,847 and 3.25%, respectively. The maximum amount outstanding for the Mid Cap 30 Fund during the period was $10,039,000.  During the year ended October 31, 2012, the Value Fund had an outstanding average daily balance and a weighted average interest rate of $6,735 and 3.25%, respectively.  The maximum amount outstanding for the Value Fund during the period was $939,000.  During the year ended October 31, 2012, the Japan Fund had an outstanding average daily balance and a weighted average interest rate of $120 and 3.25%, respectively.  The maximum amount outstanding for the Japan Fund during the period was $44,000.  During the year ended October 31, 2012, the Japan Small Cap Fund had an outstanding average daily balance and a weighted average interest rate of $51,249 and 3.25%, respectively.  The maximum amount outstanding for the Japan Small Cap Fund during the period was $3,000,000.

8).  FEDERAL TAX INFORMATION

As of October 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Growth	Mid Cap 30	Large Growth
	Fund	Fund	Fund
Cost of investments for tax purposes	$272,787,207	$162,770,617	$101,226,194
Gross tax unrealized appreciation	44,200,587	30,575,395	18,829,340
Gross tax unrealized depreciation	(15,674,995)	(3,255,399)	(10,266,235)
Net tax unrealized appreciation (depreciation)	$28,525,592	$27,319,996	$8,563,105
Undistributed ordinary income	$—	$1,029,849	$1,080,454
Undistributed long-term capital gains	—	—	169,340
Total distributable earnings	$—	$1,029,849	$1,249,794
Other accumulated gains/(loss)	$(246,589,256)	$(44,993,297)	$(4,061,012)
Total accumulated earnings/(loss)	$(218,063,664)	$(16,643,452)	$5,751,887

	Value	Large Value	Total Return
	Fund	Fund	Fund
Cost of investments for tax purposes	$108,730,517	$107,067,386	$98,251,218
Gross tax unrealized appreciation	21,078,375	20,433,398	8,394,757
Gross tax unrealized depreciation	(2,156,189)	(2,008,917)	(170,519)
Net tax unrealized appreciation (depreciation)	$18,922,186	$18,424,481	$8,224,238
Undistributed ordinary income	$2,446,268	$1,060,739	$78,405
Undistributed long-term capital gains	—	—	—
Total distributable earnings	$2,446,268	$1,060,739	$78,405
Other accumulated gains/(loss)	$(43,841,856)	$(29,476,742)	$(7,009,187)
Total accumulated earnings/(loss)	$(22,473,402)	$(9,991,522)	$1,293,456

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	Balanced	Japan	Japan Small Cap
	Fund	Fund	Fund
Cost of investments for tax purposes	$23,578,357	$15,823,302	$5,091,643
Gross tax unrealized appreciation	1,793,810	4,105,359	590,961
Gross tax unrealized depreciation	(186,959)	(677,280)	(454,726)
Net tax unrealized appreciation (depreciation)	$1,606,851	$3,428,079	$136,235
Undistributed ordinary income	$2,932	$—	$—
Undistributed long-term capital gains	—	—	1,115,067
Total distributable earnings	$2,932	$—	$1,115,067
Other accumulated gains/(loss)	$(1,233,401)	$(33,406,069)	$(58,667)
Total accumulated earnings/(loss)	$376,382	$(29,977,990)	$1,192,635

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2012, the Funds had capital loss carryforwards which expire as follows:

Growth Fund	$60,841,121	10/31/16
	183,155,263	10/31/17
Mid Cap 30 Fund	3,858,159	10/31/16
	41,135,138	10/31/17
Large Growth Fund	4,061,012	10/31/16
Value Fund	43,841,856	10/31/17
Large Value Fund	29,468,928	10/31/17
Total Return Fund	7,009,187	10/31/17
Balanced Fund	1,233,401	10/31/17
Japan Fund	4,786,618	10/31/15
	6,231,544	10/31/16
	15,450,664	10/31/17
	6,121,138	10/31/18
	373,080	Indefinite ST
	439,149	Indefinite LT

At October 31, 2012, the Japan Small Cap Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2012, the capital loss carry forwards utilized for each fund was as follows:

Growth Fund	5,439,299
Mid Cap 30 Fund	573,537
Large Growth Fund	2,352
Value Fund	2,872,985
Large Value Fund	9,750,615
Total Return Fund	3,320,669
Balanced Fund	502,700
Japan Fund	—
Japan Small Cap Fund	694,391

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2012 the following funds deferred, on a tax basis, post-October losses of:

	Post October Late Year	Post October
	Ordinary Loss Deferral	Loss Deferral
Growth Fund	$2,592,872	—
Mid Cap 30 Fund	—	—
Large Growth Fund	—	—
Value Fund	—	—
Large Value Fund	—	—
Total Return Fund	—	—
Balanced Fund	—	—
Japan Fund	—	—
Japan Small Cap Fund	57,735	—

HENNESSY FUNDS                                                                                                                1-800-966-4354

The tax character of distributions paid during 2012 and 2011 for the Funds were as follows:

	Year Ended	Year Ended
Growth Fund	October 31, 2012	October 31, 2011
Ordinary Income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Year Ended	Year Ended
Mid Cap 30 Fund	October 31, 2012	October 31, 2011
Ordinary Income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Year Ended	Year Ended
Large Growth Fund	October 31, 2012	October 31, 2011
Ordinary Income	$559,148	$627,807
Long-term capital gain	15,375,965	109,248
	$15,935,113	$737,055

	Year Ended	Year Ended
Value Fund	October 31, 2012	October 31, 2011
Ordinary Income	$3,834,285	$4,283,374
Long-term capital gain	—	—
	$3,834,285	$4,283,374

	Year Ended	Year Ended
Large Value Fund	October 31, 2012	October 31, 2011
Ordinary Income	$1,007,759	$1,292,183
Long-term capital gain	—	—
	$1,007,759	$1,292,183

	Year Ended	Year Ended
Total Return Fund	October 31, 2012	October 31, 2011
Ordinary Income	$1,013,041	$1,003,505
Long-term capital gain	—	—
	$1,013,041	$1,003,505

	Year Ended	Year Ended
Balanced Fund	October 31, 2012	October 31, 2011
Ordinary Income	$81,724	$55,526
Long-term capital gain	—	—
	$81,724	$55,526

	Year Ended	Year Ended
Japan Fund	October 31, 2012	October 31, 2011
Ordinary Income	$—	$—
Long-term capital gain	—	—
	$—	$—

	Year Ended	Year Ended
Japan Small Cap Fund	October 31, 2012	October 31, 2011
Ordinary Income	$99,101	$—
Long-term capital gain	—	—
	$99,101	$—

9).  FUND REORGANIZATIONS

On October 25, 2012, the shareholders of the FBR Large Cap Fund, FBR Mid Cap Fund and FBR Small Cap Fund approved the agreement and plan of reorganization providing for the transfer of assets and the assumption of liabilities of the FBR Large Cap Fund, FBR Mid Cap Fund and FBR Small Cap Fund by each of the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, and the Hennessy Cornerstone Growth Fund, respectively.  The reorganization was effective as of the close of business on October 26, 2012.  The following tables illustrate the specifics of each Fund’s reorganization:

FBR Small Cap	Shares issued to Shareholders	Hennessy Cornerstone
Fund Net Assets	of FBR Small Cap Fund	Growth Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$34,071,809(1)	2,732,499	$265,131,165	$299,202,974	Non-taxable

(1)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($5,680,576) and $1,928,859 respectively.

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FBR Mid Cap	Shares issued to Shareholders	Hennessy Cornerstone
Fund Net Assets	of FBR Mid Cap Fund	Mid Cap 30 Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$16,374,686(1)	1,154,875	$171,822,952	$188,197,638	Non-taxable

(1)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($3,572,309) and $2,496,269 respectively.

FBR Large Cap	Shares issued to Shareholders	Hennessy Cornerstone
Fund Net Assets	of FBR Large Cap Fund	Large Growth Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$33,698,161(1)	3,110,613	$75,963,129	$109,661,290	Non-taxable

(1)	Includes accumulated realized losses and unrealized appreciation in the amounts of ($8,751,401) and $4,423,584 respectively.

Assuming the reorganization had been completed on November 1, 2011, the beginning of the annual reporting period of each of the respective Hennessy Funds, the pro forma results of operations (unaudited) for the year ended October 31, 2012, would have been as follows:

	Hennessy Cornerstone	Hennessy Cornerstone	Hennessy Cornerstone
	Growth Fund	Mid Cap 30 Fund	Large Growth Fund
Net investment income/(loss)	$(1,277,452)	$1,183,817	$1,514,359
Net realized gain/(loss) on investments	$6,068,686	$415,390	$501,406
Change in unrealized appreciation/depreciation on investments	$46,095,075	$22,755,030	$7,914,251
Net increase/(decrease) in net assets resulting from operations	$50,886,309	$24,354,237	$9,930,016

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings for the respective FBR Funds that have been included in each of the Hennessy Funds’ statement of operations since October 26, 2012.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors/Trustees of Hennessy Mutual Funds, Inc., Hennessy Funds, Inc.,
Hennessy Funds Trust, and Hennessy SPARX Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Mid Cap 30 Fund, Hennessy Cornerstone Large Growth Fund, Hennessy Cornerstone Value Fund, Hennessy Large Value Fund, Hennessy Total Return Fund, Hennessy Balanced Fund, Hennessy Japan Fund, and Hennessy Japan Small Cap Fund, including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for the two-year period then ended, statement of cash flows for the year then ended for the Hennessy Total Return Fund, and the financial highlights for each of the periods presented in the five-year period then ended (each of the years in the three-year period ended October 31, 2012, month ended October 31, 2009, and year ended September 30, 2009 for Hennessy Cornerstone Large Growth Fund and Hennessy Large Value Fund, and each of the years in the four-year period ended October 31, 2012 for Hennessy Japan Fund and Hennessy Japan Small Cap Fund).  These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the periods presented through September 30, 2008 of the Hennessy Cornerstone Large Growth Fund and Hennessy Large Value Fund were audited by other auditors whose report dated November 26, 2008 expressed an unqualified opinion on those financial highlights.  The financial highlights for the periods presented through October 31, 2008 of the Hennessy Japan Fund and Hennessy Japan Small Cap Fund were audited by other auditors whose report dated December 10, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with custodians or brokers, or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Mid Cap 30 Fund, Hennessy Cornerstone Large Growth Fund, Hennessy Cornerstone Value Fund, Hennessy Large Value Fund, Hennessy Total Return Fund, Hennessy Balanced Fund, Hennessy Japan Fund, and Hennessy Japan Small Cap as of October 31, 2012, and the results of their operations, changes in their net assets, cash flows of the Hennessy Total Return Fund, and the financial highlights for each of the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

December 28, 2012
Milwaukee, WI

WWW.HENNESSYFUNDS.COM

Directors/Trustees and Officers of the Funds (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors/Trustees.  Information pertaining to the Directors and Officers of the Funds is set forth below.  The Funds’ Statement of Additional Information includes additional information about the Funds’ Directors/Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
				Portfolios	Other
				in the Fund	Directorships
	Position(s)	Term of Office		Complex	(During Past
	Held with	and Length of	Principal Occupation(s)	Overseen	5 Years) Held
Name, Address, and Age	the Fund	Time Served	During Past 5 Years	by Trustee	by Trustee
Disinterested Trustees (as defined below)
J. Dennis DeSousa	Trustee	Indefinite, until	Mr. DeSousa is a real estate investor.	16	None.
Age: 76		successor elected
Address:
c/o Hennessy Advisors, Inc.		Served since January
7250 Redwood Blvd.		1996 HMFI and HFI;
Suite 200		since July 2005 HFT;
Novato, CA 94945		and since September
2009 HSFT

Robert T. Doyle	Trustee	Indefinite, until	Mr. Doyle has been the Sheriff of	16	None.
Age: 65		successor elected	Marin County, California since 1996.
Address:
c/o Hennessy Advisors, Inc.		Served since January
7250 Redwood Blvd.		1996 HMFI and HFI;
Suite 200		since July 2005 HFT;
Novato, CA 94945		and since September
2009 HSFT

Gerald P. Richardson	Trustee	Indefinite, until	Mr. Richardson is an independent	16	None.
Age: 67		successor elected	consultant in the securities industry.
Address:
c/o Hennessy Advisors, Inc.		Served since May 2004
7250 Redwood Blvd.		HMFI and HFI; since
Suite 200		July 2005 HFT; and
Novato, CA 94945		since September
2009 HSFT

“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy(1)	Trustee,	Trustee:	Mr. Hennessy has been employed by	16	Director of Hennessy
Age: 56	President and	Indefinite, until	Hennessy Advisors, Inc., the Funds’		Advisors, Inc.
Address:	Chairman of	successor elected	investment advisor, since 1989. He
c/o Hennessy Advisors, Inc.	the Board		currently serves as President, Chairman,
7250 Redwood Blvd.		Served since January	CEO, Portfolio Manager and CIO of
Suite 200		1996 HMFI and HFI;	Hennessy Advisors, Inc.
Novato, CA 94945		since July 2005 HFT;
and since September
2009 HSFT

Officer:
1 year term

Served since June 2008
HMFI, HFI and HFT; and
since September 2009 HSFT

Joe Fahy(1)	Vice President	1 year term	Mr. Fahy has been employed by	N/A	N/A
Age: 34	and Chief		Hennessy Advisors, Inc., the Funds’
Address:	Compliance	Since June 2010 HMFI,	investment advisor, since 2005.
c/o Hennessy Advisors, Inc.	Officer	HFI, HFT and HSFT
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

(1) All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Number of
				Portfolios	Other
				in the Fund	Directorships
	Position(s)	Term of Office		Complex	(During Past
	Held with	and Length of	Principal Occupation(s)	Overseen	5 Years) Held
Name, Address, and Age	the Fund	Time Served	During Past 5 Years	by Trustee	by Trustee
Interested Persons
Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been employed by	N/A	N/A
Age: 46	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Treasurer	Since January 1996	investment advisor, since 1989. She
c/o Hennessy Advisors, Inc.		HMFI and HFI; since	currently serves as Executive Vice
7250 Redwood Blvd.		July 2005 HFT; and	President, Chief Operations Officer,
Suite 200		since September	Chief Financial Officer and Secretary
Novato, CA 94945		2009 HSFT	of Hennessy Advisors, Inc.

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by	N/A	N/A
Age: 56	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Since March 2000	investment advisor, since 2000. He
c/o Hennessy Advisors, Inc.		HMFI and HFI; since	currently serves as Executive Vice
7250 Redwood Blvd.		July 2005 HFT; and	President and Chief Compliance Officer
Suite 200		since September	of Hennessy Advisors, Inc.
Novato, CA 94945		2009 HSFT

David Ellison(1)	Senior	1 year term	Mr. Ellison has served as Portfolio	N/A	N/A
Age: 54	Vice President		Manager of the Hennessy Large Cap
Address:	& Chief	Since October 2012	Financial Fund (formerly the FBR Large
100 Federal Street	Investment		Cap Financial Fund), the Hennessy
29th Floor	Officer		Small Cap Financial Fund (formerly the
Boston, MA 02110			FBR Small Cap Financial Fund), and the
Hennessy Technology Fund (formerly
the FBR Technology Fund) since inception.

Mr. Ellison previously served as Director,
CIO & President of FBR Advisers, Inc. from
December 1999 to October 2012.

Brian Peery(1)	Vice President	1 year term	Mr. Peery has been employed by	N/A	N/A
Age: 43	and		Hennessy Advisors, Inc., the Funds’
Address:	Co-Portfolio	As Vice President, since	investment advisor, since 2002.
c/o Hennessy Advisors, Inc.	Manager	March 2003 HMFI and
7250 Redwood Blvd.		HFI; since July 2005
Suite 200		HFT; and since
Novato, CA 94945		September 2009 HSFT

As Co-Portfolio Manager,
since February 2011
HMFI, HFI, HFT and HSFT

Winsor (Skip) Aylesworth(1)	Vice President &	1 year term	Mr. Aylesworth has been Portfolio	N/A	N/A
Age: 65	Portfolio Manager		Manager of the Hennessy Gas Utility
Address:		Since October 2012	Index Fund (formerly the FBR Gas Utility
100 Federal Street			Index Fund) since 1998 and Portfolio
29th Floor			Manager of the Hennessy Technology
Boston, MA 02110			Fund (formerly the FBR Technology
Fund) since inception.

Mr. Aylesworth previously served as
Executive Vice President of the FBR
Funds from 1999 to October 2012.

(1) All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Key:
HMFI = Hennessy Mutual Funds, Inc.
HFI = Hennessy Funds, Inc.
HFT = Hennessy Funds Trust
HSFT = Hennessy SPARX Funds Trust

WWW.HENNESSYFUNDS.COM

Expense Example (Unaudited)
October 31, 2012

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses
The first set of lines of the table below provide information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HENNESSY FUNDS                                                                                                                1-800-966-4354

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual
Growth Fund – Investor Class	$1,000.00	$1,047.40	$ 6.84
Mid Cap 30 Fund – Investor Class	$1,000.00	$1,028.50	$ 6.88
Large Growth Fund – Investor Class	$1,000.00	$986.30	$ 6.34
Value Fund – Investor Class	$1,000.00	$1,036.20	$ 6.40
Large Value Fund – Investor Class	$1,000.00	$1,026.60	$ 7.13
Total Return Fund – Investor Class	$1,000.00	$1,028.60	$ 6.78
Balanced Fund – Investor Class	$1,000.00	$1,016.90	$ 8.16
Japan Fund – Investor Class	$1,000.00	$1,024.60	$10.64
Japan Small Cap Fund – Investor Class	$1,000.00	$ 935.20	$12.99

Hypothetical (5% return before expenses)
Growth Fund – Investor Class	$1,000.00	$1,018.45	$6.75
Mid Cap 30 Fund – Investor Class	$1,000.00	$1,018.35	$6.85
Large Growth Fund – Investor Class	$1,000.00	$1,018.75	$6.44
Value Fund – Investor Class	$1,000.00	$1,018.85	$6.34
Large Value Fund – Investor Class	$1,000.00	$1,018.10	$7.10
Total Return Fund – Investor Class	$1,000.00	$1,018.45	$6.75
Balanced Fund – Investor Class	$1,000.00	$1,017.04	$8.16
Japan Fund – Investor Class	$1,000.00	$1,014.63	$10.58
Japan Small Cap Fund – Investor Class	$1,000.00	$1,011.71	$13.50

(1)
Expenses are equal to the Growth Fund’s expense ratio of 1.33%, the Mid Cap 30 Fund’s expense ratio of 1.35%, the Large Growth Fund’s expense ratio of 1.27%, the Value Fund’s expense ratio of 1.25%, the Large Value Fund’s expense ratio of 1.40%, the Total Return Fund’s expense ratio of 1.33%, the Balanced Fund’s expense ratio of 1.61%, the Japan Fund’s expense ratio of 2.09%, and the Japan Small Cap Fund’s expense ratio of 2.67% multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual
Growth Fund – Institutional Class	$1,000.00	$1,048.40	$5.05
Mid Cap 30 Fund – Institutional Class	$1,000.00	$1,030.20	$5.00
Large Growth Fund – Institutional Class	$1,000.00	$ 987.30	$4.90
Value Fund – Institutional Class	$1,000.00	$1,037.70	$5.02
Large Value Fund – Institutional Class	$1,000.00	$1,028.60	$5.00
Japan Fund – Institutional Class	$1,000.00	$1,025.60	$9.52

Hypothetical (5% return before expenses)
Growth Fund – Institutional Class	$1,000.00	$1,020.21	$4.98
Mid Cap 30 Fund – Institutional Class	$1,000.00	$1,020.21	$4.98
Large Growth Fund – Institutional Class	$1,000.00	$1,020.21	$4.98
Value Fund – Institutional Class	$1,000.00	$1,020.21	$4.98
Large Value Fund – Institutional Class	$1,000.00	$1,020.21	$4.98
Japan Fund – Institutional Class	$1,000.00	$1,015.74	$9.48

(2)
Expenses are equal to the Growth, Mid Cap 30, Large Growth, Value, and Large Value Fund’s expense ratio of 0.98%, and the Japan Fund’s expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

WWW.HENNESSYFUNDS.COM

How to Obtain a Copy of the Funds’ Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds website at www.hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. Hennessy Funds’ proxy voting record is available on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Funds’ N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For the fiscal year ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Growth Fund	0.00%
Mid Cap 30 Fund	0.00%
Large Growth Fund	100.00%
Value Fund	100.00%
Large Value Fund	100.00%
Total Return Fund	100.00%
Balanced Fund	100.00%
Japan Fund	0.00%
Japan Small Cap Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2012 was as follows:

Growth Fund	0.00%
Mid Cap 30 Fund	0.00%
Large Growth Fund	100.00%
Value Fund	100.00%
Large Value Fund	100.00%
Total Return Fund	100.00%
Balanced Fund	100.00%
Japan Fund	0.00%
Japan Small Cap Fund	0.00%

Householding

To help keep the Funds’ costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS                                                                                                                1-800-966-4354

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

WWW.HENNESSYFUNDS.COM

(This Page Intentionally Left Blank.)

HENNESSY FUNDS                                                                                                                1-800-966-4354

For information, questions
or assistance, please call
The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR, TRANSFER
AGENT, DIVIDEND PAYING
AGENT & SHAREHOLDER
SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

DIRECTORS/TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

WWW.HENNESSYFUNDS.COM

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$144,800	$30,000
Audit-Related Fees	-	-
Tax Fees	$29,600	$7,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hennessy Funds Trust

By (Signature and Title)*        /s/Neil J. Hennessy
Neil J. Hennessy, President

Date     January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Neil J. Hennessy
Neil J. Hennessy, President

Date     January 7, 2013

By (Signature and Title)*        /s/Teresa M. Nilsen
Teresa M. Nilsen, Treasurer

Date     January 7, 2013